UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BWX TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

800 Main Street, 4th Floor
Lynchburg, Virginia 24504
March 18, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of BWX Technologies, Inc. (the "Annual Meeting"), which will be held on Thursday, April 30, 2026 at 9:30 a.m. Eastern Daylight Time. The Annual Meeting will be held in a virtual format through a live webcast available at www.virtualshareholdermeeting.com/BWXT2026. Additional information on participating in the Annual Meeting is available under General Information in the 2026 Proxy Statement. The Notice of Annual Meeting and Proxy Statement following this letter describe the matters to be acted on at the meeting.
As a demonstration of our commitment to transparency and good corporate governance practices, we have continued to engage directly with our stockholders over the past year to discuss matters of interest. We value the feedback we received from our stockholders, and it has informed our decisions on governance, disclosure and other matters.
We are utilizing the Securities and Exchange Commission’s Notice and Access proxy rule, which allows us to furnish proxy materials to you via the Internet as an alternative to the traditional approach of mailing a printed set to each stockholder. In accordance with these rules, we have sent a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders who have not previously elected to receive a printed set of proxy materials. The Notice contains instructions on how to access our 2026 Proxy Statement and 2025 Annual Report, as well as how to vote either online, by telephone or during the Annual Meeting.
It is very important that your shares are represented and voted at the Annual Meeting. Please vote your shares by Internet or telephone, or, if you received a printed set of materials by mail, by returning the accompanying proxy card, as soon as possible to ensure that your shares are voted at the meeting. Further instructions on how to vote your shares can be found in our Proxy Statement.
Thank you for your support of our company.
Sincerely yours,
Rex D. Geveden
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please take a few moments now to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on April 30, 2026.

The proxy statement and annual report are available on the Internet at www.proxyvote.com.
The following information applicable to the Annual Meeting may be found in the proxy statement and the Notice or proxy card, as applicable:
•the date and time of the meeting;
•a list of the matters intended to be acted on and our recommendations regarding those matters;
•any control/identification numbers that you need to access your proxy card and submit your proxy; and
•information about participating in, and voting during, the meeting.

BWX TECHNOLOGIES, INC.
800 Main Street, 4th Floor
Lynchburg, Virginia 24504
____________________________________________________
Notice of 2026 Annual Meeting of Stockholders
____________________________________________________
The 2026 Annual Meeting of Stockholders of BWX Technologies, Inc. (the "Annual Meeting"), will be held via a live webcast at www.virtualshareholdermeeting.com/BWXT2026 on Thursday, April 30, 2026, at 9:30 a.m. Eastern Daylight Time, in order to:
(1)elect the ten director nominees named in the Proxy Statement as directors to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
(2)hold an advisory vote on the compensation of our named executive officers;
(3)ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
(4)transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
If you were a stockholder of record as of the close of business on March 6, 2026, you are entitled to vote at the Annual Meeting and at any adjournment thereof.
Instead of mailing a printed copy of our proxy materials, including our 2025 Annual Report, to each stockholder of record, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders.
Accordingly, on or about March 18, 2026, we began mailing the Notice of Internet Availability of Proxy Materials (the “Notice”), or our proxy statement if you previously elected to receive a printed copy of the materials, to all stockholders of record as of March 6, 2026 and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. The Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
If you previously elected to receive a printed copy of the materials, we have enclosed a copy of our 2025 Annual Report to Stockholders with this Notice and Proxy Statement.
Your vote is important. Please submit your proxy promptly so your shares can be represented and voted at the Annual Meeting, even if you plan to participate in the Annual Meeting. You can submit a proxy by Internet, by telephone or by requesting a printed copy of the proxy materials and using the enclosed proxy card. You can also vote during the virtual Annual Meeting.

By Order of the Board of Directors,

Toby W. Smith Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
March 18, 2026

Corporate Purpose

At BWXT, we deliver innovative nuclear solutions to create a better world.

Core Values

Teamwork

We engage every employee in realizing their peak contribution to our joint success. We come to work each day with safety at the forefront and treat our personal responsibility to the team and the mission as the priority.

Excellence

We maintain the highest standards of quality, safety and ethical behavior in everything we do.

Drive

We aspire to flawless execution across every aspect of our business. We know our customers are relying on us and that our competitors are striving to overtake us.

2026 PROXY STATEMENT (i)

2026 PROXY STATEMENT SUMMARY
2026 PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. BWX Technologies, Inc. is referred to as "BWXT," the "Company," "we" or "us."
ANNUAL MEETING OF STOCKHOLDERS

Date and Time	April 30, 2026 at 9:30 a.m. Eastern Daylight Time

Virtual Meeting	The Annual Meeting will be held via a live webcast at www.virtualshareholdermeeting.com/BWXT2026.

Record Date	March 6, 2026

Voting	Stockholders as of the record date are entitled to vote. Each share of our common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Attendance	All stockholders as of the record date and their duly appointed proxies may attend the meeting.
CORPORATE GOVERNANCE HIGHLIGHTS

Board Structure and Independence	Shareholder Rights and Accountability	Best Practices
•90% Independent Directors
•Independent Board Chair
•Regular Executive Sessions of Independent Directors
•All Committees comprised entirely of Independent Directors
•Committees can engage Independent Advisors
•Annual Board and Committee Self-Evaluations

•12-Year Director Tenure Limit
•Annual Election of Directors
•Majority Voting with Director Resignation Policy in Uncontested Elections
•Annual CEO Performance and Compensation Evaluation by Independent Directors
•Annual Election of Board Chair and, if Board Chair is not independent, a Lead Independent Director
•Clawback Policy
•No "Poison Pill" (Stockholder Rights Plan)
•No Dual-Class Stock

•Active Stockholder Engagement
•CEO and Management Succession Planning
•Robust Stock Ownership Guidelines for Directors and Executives
•Limits on Director Overboarding
•New Director Orientation and Ongoing Director Education
•Oversight of Strategy and Risk by Board and Committees
•No CIC Tax Gross Ups or Single Trigger Equity Vesting
•No Hedging or Pledging Policy
•No Employment Agreements with Executive Officers

12-Year Director Tenure Limit. Our Board has a 12-year director tenure policy that provides that (1) no person may be nominated to serve on the Board if they have more than 12 years of service prior to the date of such election (as measured from July 1, 2015, the effective date of the Spin-off) and (2) a director is expected to resign at the next annual meeting of stockholders following the term in which 12 years of service is attained. See "12-Year Director Tenure Limit" under Corporate Governance — Board Function, Leadership and Executive Sessions below.
Majority Voting with Director Resignation Policy. Our Bylaws provide that, in an election of directors where the number of director nominees does not exceed the number of directors to be elected (an "Uncontested Election"), each director nominee must receive the majority of the votes cast with respect to that director. Each director nominee has submitted an irrevocable resignation contingent on (i) the failure to receive a majority of the votes cast in an Uncontested Election and (ii) acceptance of such resignation by the Board. If a director nominee were not to receive a majority vote, the Governance Committee would make a recommendation to the Board on whether to accept or reject the resignation or take other action. Any action taken by the Board would be publicly disclosed within 90 days of certification of the election results.

(ii) 2026 PROXY STATEMENT

2026 PROXY STATEMENT SUMMARY
Board Leadership. Our Board leadership is as follows:
•Jan A. Bertsch is our Independent Board Chair;
•Barbara A. Niland is Chair of the Audit and Finance Committee;
•Gerhard F. Burbach is Chair of the Compensation Committee; and
•Nicole W. Piasecki is Chair of the Governance Committee.
Board Composition. Our Board regularly evaluates its composition to ensure directors have an appropriate and combination of perspectives, skills, professional experience and background (see "Board Expertise Summary" on next page). Our director criteria and recruitment process seek to align the Board's capabilities with the Company's business strategy, as well as provide for periodic director refreshment and overall Board cohesiveness and collegiality. Below is a summary of our director composition related to the tenure, independence and expertise of our current directors.

Board Expertise Summary

(Number of Directors with Applicable Expertise)

Government, Nuclear or Manufacturing Industry
International
Executive / Operating
Corporate Governance
Risk Management
Technology / Scientific
Financial / Strategic / M&A
Security and Information Technology
Aerospace Industry
Safety and Environmental
Public Company CEO Experience
Healthcare Industry / FDA Regulatory
0
1
2
3
4
5
6
7
8
9
10

2026 PROXY STATEMENT (iii)

2026 PROXY STATEMENT SUMMARY
CORPORATE SOCIAL RESPONSIBILITY
•Since 2015, the Compensation Committee has included a safety performance metric in our annual incentive plans to emphasize continuous focus on employee safety.
•In March 2026, we published our annual Sustainability Report, which is available on our website at www.bwxt.com/about/corporate-citizenship, to provide enhanced transparency regarding our policies and practices as they relate to our corporate purpose, people, health, safety, security, product impact, environment, governance, ethics, human rights, supply chain and community service.
2025 PERFORMANCE HIGHLIGHTS*
•Consolidated revenue was $3.2 billion, an 18% increase over the prior year.
•GAAP net income and non-GAAP adjusted earnings before income tax, depreciation and amortization ("EBITDA") were $329 million and $574.3 million, respectively.
•GAAP and non-GAAP earnings per share were $3.58 and $4.01, respectively.
•In 2025, we returned $122.5 million to stockholders in the form of $30.0 million in share repurchases and $92.5 million in dividends.
•As of December 31, 2025, our backlog was $7.3 billion.

* Please refer to Appendix A, "Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results," for a reconciliation of adjusted results, including adjusted EBITDA and non-GAAP earnings per share, to reported results.

TOTAL STOCKHOLDER RETURN
The following graph depicts the cumulative total stockholder return of BWXT for the one, three and five years ended December 31, 2025 relative to those of the S&P 500 Index ("S&P 500"), the S&P Aerospace and Defense Select Index ("S&P A&D Select") and our custom compensation peer group for 2025. See "Section 4: Other Benefits and Practices" in Compensation Discussion and Analysis for information on our peer group.
One-Year, Three-Year and Five-Year Total Stockholder Return as of December 31, 2025(1)

(1)    Measured by dividing (i) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the applicable share price at the end and the beginning of the measurement period by (ii) the share price at the beginning of the measurement period.
(iv) 2026 PROXY STATEMENT

2026 PROXY STATEMENT SUMMARY
ANNUAL MEETING AGENDA

Proposal		Board Vote Recommendation	Page Reference
1	Election of ten director nominees to one-year terms	FOR	6
		(EACH NOMINEE)
2	Advisory vote on the compensation of our named executive officers	FOR	21
3	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	63
VOTING MATTERS
Your vote is important. Please submit your proxy promptly so your shares can be represented and voted, even if you plan to participate in the Annual Meeting. You may submit a proxy to have your shares voted via the Internet at www.proxyvote.com or via telephone at 1-800-690-6903; by requesting a printed copy of the proxy materials and using the enclosed proxy card; or by voting your shares during the Annual Meeting.

2026 PROXY STATEMENT (v)

2026 PROXY STATEMENT SUMMARY
PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
The Board of Directors has nominated ten directors to serve a one-year term expiring at the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. The following table provides summary information about each director nominee. Director start dates in this proxy reflect director tenure since our spin-off of our former Power Generation Business in July 2015 (the "Spin-off").

Director Nominee	Age	Director Since	Principal Occupation	Committee(s)
Jan A. Bertsch	69	2015*
•Former Chief Financial Officer, Owens-Illinois, Inc.
•Former Executive Vice President and Chief Financial Officer, Sigma-Aldrich Corporation
•Former Vice President and Principal Accounting Officer, Borg Warner, Inc.
				• Ex officio member of each committee
Gerhard F. Burbach	64	2018
•Former President, Chief Executive Officer and Director of Thoratec Corporation
•  Former leadership roles with Digirad Corporation, Philips Medical Systems, ADAC Laboratories, McKinsey & Company and CitiCorp
				• Compensation, Chair • Audit and Finance
Rex D. Geveden	65	2017	•President and Chief Executive Officer since 2017 •Former Chief Operating Officer from October 2015 to December 2016 •Former Associate Administrator of NASA	• None
Daniel L. Jablonsky	57	2026	•CEO at Sierra Space •Former Chairman & CEO at Ursa Major •Former President & CEO of Maxar Technologies •Former President of DigitalGlobe	• Audit and Finance
James M. Jaska	75	2016
•Chief Executive Officer, Versar, Inc.
•  Former President, Valiant Integrated Services LLC
•  Former President, Government for AECOM (formerly AECOM Technology Corporation)
•  Former Director, President, Chief Financial Officer and Treasurer, Tetra Tech, Inc.
				• Audit and Finance • Compensation
Kenneth J. Krieg	65	2016	•Founder and Principal, Samford Global Strategies • Former Under Secretary of Defense for Acquisition, Technology and Logistics, as well as a variety of other roles with the Department of Defense	• Governance
Leland D. Melvin	62	2019	•Former astronaut serving twice on space shuttle Atlantis as a mission specialist in support of the International Space Station •Former NASA associate administrator for education	• Governance
Barbara A. Niland	67	2016
•Former Corporate Vice President and Chief Financial Officer of Huntington Ingalls Industries, Inc. ("HII")
•Over 30-year career with Northrop Grumman in roles of increasing responsibility, including the spin-off of HII in 2011
				• Audit and Finance, Chair • Governance
Nicole W. Piasecki	63	2024
•Over 25 years with The Boeing Company in a number of senior leadership positions, including Vice President and General Manager of the Propulsion Systems Division for Boeing Commercial Airplanes
•  Director of BAE Systems and Weyerhaeuser Company
				• Governance, Chair
John M. Richardson	66	2020
•Former Chief of Naval Operations for the U.S. Navy
•  Over 37 years of service in the U.S. Navy with service as Director of the Naval Nuclear Propulsion Program and command of the USS Honolulu nuclear submarine
				• Audit and Finance • Compensation
* Prior to the Spin-off, Ms. Bertsch served on our Board of Directors from 2013-2015.
Our Board of Directors has determined that Mses. Bertsch, Niland and Piasecki and Messrs. Burbach, Jablonsky, Jaska, Krieg, Melvin and Richardson are independent.
Director nominees must receive a majority of the votes cast at the Annual Meeting in order to be elected to the Board of Directors. In a contested election, director nominees are elected by a plurality of the votes cast by the shares of our common stock entitled to vote in the election of directors.

Our Board recommends that you vote "FOR" each of the director nominees.
(vi) 2026 PROXY STATEMENT

2026 PROXY STATEMENT SUMMARY
PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We hold an annual stockholder vote on executive compensation and are asking our stockholders to approve an advisory resolution for 2025 compensation. At the 2025 Annual Meeting of Stockholders, 98.71% of the votes cast were in favor of our executive compensation program. We encourage stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which provides an overview of our compensation philosophy and how that philosophy was implemented in 2025. We believe that our executive compensation is reasonable and provides appropriate incentives to our executives to achieve results that we expect to drive stockholder value without encouraging excessive risk taking in business decisions.
Approval of this proposal requires the affirmative vote of a majority of our shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

Our Board recommends that you vote "FOR" the compensation of our Named Executive Officers on an advisory basis.
PROPOSAL 3: RATIFICATION OF AUDITORS
Our Board of Directors has ratified the decision of the Audit and Finance Committee to appoint Deloitte & Touche LLP (“Deloitte”) to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2026. We are asking our stockholders to ratify this appointment. Below is summary information of Deloitte’s fees for fiscal years ended December 31, 2025 and 2024.

Service	2025	2024
Audit	$3,818,300	$3,174,824
Audit-related	194,900	46,800
Tax	—	115,000
All Other	3,295	3,295
Total	$4,016,495	$3,339,919
Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal.

Our Board recommends that you vote "FOR" the ratification of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026.

2026 PROXY STATEMENT (vii)

BWX TECHNOLOGIES, INC.
800 Main Street, 4th Floor
Lynchburg, Virginia 24504

Proxy Statement for the 2026 Annual Meeting of Stockholders to be held on April 30, 2026

GENERAL INFORMATION
The Board of Directors (the "Board" or "Board of Directors") of BWX Technologies, Inc. ("BWXT," the "Company," "we" or "us") has made these materials available to you over the Internet or, upon your request, has mailed you a printed version of these materials in connection with our 2026 Annual Meeting of Stockholders (the "Annual Meeting"), which will take place on April 30, 2026. We mailed the Notice of the Annual Meeting (or Proxy Statement if you requested a hard copy) to our stockholders on or about March 18, 2026, and our proxy materials were posted on the website referenced in the Notice on that same date.
Links to our website are included in this proxy statement solely for convenience. Content on our website is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission ("SEC").
HOW TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING
You are entitled to participate in our Annual Meeting if you were a stockholder of record at the close of business on March 6, 2026. This year’s Annual Meeting will be held virtually via a live webcast. To attend and participate in the virtual Annual Meeting, please visit www.virtualshareholdermeeting.com/BWXT2026. You must enter the control number found on your proxy card, voting instruction form or notice you previously received.
Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device. We encourage you to access the website in advance of the designated start time. The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. You should ensure you can hear streaming audio prior to the start of the meeting. If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website.
You may vote during the Annual Meeting by following the instructions available on the virtual meeting website. If you are the beneficial owner of shares held in street name and you want to vote your shares during the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials may be used to vote your shares in connection with the Annual Meeting. We encourage you to submit your proxies as early as possible to avoid any processing delays.
Questions relevant to meeting matters will be taken live via webcast and answered during the meeting as time allows, to emulate an in-person question and answer session. Only stockholders with a valid control number will be allowed to ask questions. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chair (or such other person designated by our Board) may exercise broad discretion in recognizing stockholders who wish to ask questions and determining whether inappropriate questions are rejected or edited, the order in which questions are asked, and the amount of time devoted to any one question. Further instructions on how to attend, participate in and vote at the virtual Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at the virtual meeting website.

2026 PROXY STATEMENT 1

VOTING INFORMATION
VOTING INFORMATION
RECORD DATE AND WHO MAY VOTE
Our Board selected March 6, 2026 as the record date for determining stockholders of record entitled to vote at the Annual Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., on the record date, you may vote your shares on the matters to be considered at the Annual Meeting. If your shares were held in street name on that date, you should refer to the instructions provided by your broker or nominee for further information. They are seeking your instructions on how you want your shares voted. Brokers holding shares in street name can vote those shares on routine matters if the beneficial owner has not provided voting instructions at least 10 days before the Annual Meeting. Under the rules of the New York Stock Exchange, the election of directors and the advisory vote on compensation of our named executive officers are not considered routine matters, which means that brokers may not vote your shares for such matters if you have not given your broker specific instructions as to how to vote and your shares will not be represented in those matters. Please be sure to give specific voting instructions to your broker.
On the record date, 91,611,920 shares of our common stock were outstanding. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the meeting.
HOW TO VOTE
Most stockholders can vote by proxy in three ways:
•by Internet at www.proxyvote.com;
•by telephone; or
•by mail.
Stockholder of Record
If you are a stockholder of record, you can vote your shares by voting by Internet, telephone, mailing in your proxy or during the Annual Meeting. You may give us your proxy by following the instructions included in the Notice or, if you received a printed version of these proxy materials, in the enclosed proxy card. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials through the instructions in the Notice. If you vote using either telephone or the Internet, you will save us mailing expense.
By giving us your proxy, you will be directing us how to vote your shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote at that time, if you then desire to do so.
Beneficial Owner
If you are the beneficial owner of shares held in street name, the methods by which you can access the proxy materials and give the voting instructions to the broker or nominee may vary. Accordingly, beneficial owners should follow the instructions provided by their brokers or nominees to vote by Internet, telephone or mail. If you want to vote by mail but have not received a printed version of these proxy materials, you may request a full packet of proxy materials as instructed by the Notice. If you want to vote your shares during the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should contact your broker or nominee or refer to the instructions provided by your broker or nominee for further information. Additionally, the availability of Internet or telephone voting depends on the voting process used by the broker or nominee that holds your shares.
You may receive more than one Notice or proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions for all of your accounts to vote all your shares.
HOW TO CHANGE YOUR VOTE OR REVOKE YOUR PROXY
Stockholders of Record
For stockholders of record, you may change your vote or revoke your proxy by written notice to our Corporate Secretary at our corporate headquarters, 800 Main Street, 4th Floor, Lynchburg, Virginia 24504, granting a new later dated proxy, submitting a later dated proxy by telephone or on the Internet, or by voting during the Annual Meeting. Unless you attend the Annual Meeting and vote your shares, you should change your vote using the same method
2 2026 PROXY STATEMENT

VOTING INFORMATION
(by Internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual Meeting verify your latest vote.
Beneficial Owners
For beneficial owners of shares held in street name, you should follow the instructions in the information provided by your broker or nominee to change your vote or revoke your proxy. If you want to change your vote as to shares held in street name by voting during the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.
QUORUM
The Annual Meeting will be held only if a quorum exists. The presence at the Annual Meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the record date will constitute a quorum. If you attend the Annual Meeting or vote your shares by Internet, telephone or mail, your shares will be counted toward a quorum, even if you abstain from voting on a particular matter. Shares held by brokers and other nominees as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter are called “broker non-votes” and will count for quorum purposes.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
We are asking you to vote on the following proposals:

Proposal	Description	Board's Voting Recommendation
1	Election of ten director nominees to one-year terms	FOR (EACH NOMINEE)
2	Advisory vote on the compensation of our named executive officers	FOR
3	Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR
VOTE REQUIRED
Proposal 1: Election of Directors
For the proposal on the election of directors, a director nominee will be elected to the Board of Directors if the numbers of votes cast "FOR" the nominee exceeds the number of votes cast "AGAINST" at the Annual Meeting. You may vote “FOR” or "AGAINST" each director nominee or abstain from voting for one or more nominees. Abstentions and broker non-votes with respect to the election of directors will have no effect on the outcome and do not count as votes cast. Under our Bylaws, in the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast by the shares of our common stock entitled to vote in the election of directors at the Annual Meeting.
Proposal 2: Advisory Vote on Executive Compensation
For the advisory vote on executive compensation proposal, you may vote “FOR” or “AGAINST” or abstain from voting. This proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter in order to be adopted. Abstentions are counted for purposes of determining a quorum and are considered present and entitled to vote on this proposal. As a result, abstentions have the effect of an “AGAINST” vote. Broker non-votes will not be considered as entitled to vote on this proposal, even though they are considered present for purposes of determining a quorum and may be entitled to vote on other matters. As a result, broker non-votes will not have any effect on this proposal.
Proposal 3: Ratification of Independent Registered Public Accounting Firm
For the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm, you may vote “FOR” or “AGAINST” or abstain from voting. This proposal requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will not be considered as cast and, as a result, will not have any effect on the proposal.
2026 PROXY STATEMENT 3

VOTING INFORMATION
HOW VOTES ARE COUNTED
Stockholders of Record
For stockholders of record, all shares represented by the proxies will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where a stockholder returns their proxy and no instructions are given with respect to a given matter, the shares will be voted: (1) “FOR” the election of directors; (2) “FOR” the approval of the compensation of our named executive officers on an advisory basis; (3) “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm; and (4) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. If you are a stockholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
Beneficial Owners
For beneficial owners of shares held in street name, the brokers or nominees holding shares for beneficial owners must vote those shares as instructed. Absent instructions from you, brokers, banks and nominees may vote your shares only as they decide as to matters for which they have discretionary authority under the applicable New York Stock Exchange rules. A broker, bank or nominee does not have discretion to vote on the election of directors or approval of the compensation of our named executive officers. If you do not instruct your broker, bank or nominee how to vote on those matters, no votes will be cast on your behalf on the election of directors or the advisory vote on compensation of our named executive officers. Your broker will be entitled to vote your shares in its discretion, absent instructions from you, on the ratification of the appointment of Deloitte as our independent registered public accounting firm. Any shares of our common stock held in the Thrift Plan for Employees of BWXT and Participating Subsidiary and Affiliated Companies (our "Thrift Plan”) that are not voted or for which Vanguard, as trustee of the Thrift Plan, does not receive timely voting instructions, will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions from other participants in the Thrift Plan.
Other Matters
We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the Internet or telephone voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the Annual Meeting.
CONFIDENTIAL VOTING
All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:
•to meet any legal requirements;
•in limited circumstances such as a proxy contest in opposition to our Board;
•to permit independent inspectors of election to tabulate and certify your vote; or
•to adequately respond to your written comments on your proxy card.
SOLICITATION OF PROXIES
We have sent or provided access to the materials to you because our Board is soliciting your proxy to vote your shares at our Annual Meeting. We will bear all expenses incurred in connection with this proxy solicitation. We have engaged Alliance Advisors to assist in the solicitation for a fee of $24,000. In addition, our officers and employees may solicit your proxy by telephone, facsimile transmission, electronic mail or in person, and they will not be separately compensated for such services. We solicit proxies to give all stockholders an opportunity to vote on matters that will be presented at the Annual Meeting. In this proxy statement, you will find information on these matters, which is provided to assist you in voting your shares. If your shares are held through a broker or other nominee (i.e., in "street name") and you have requested printed versions of these materials, we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses. If your shares are held through our Thrift Plan and you have requested printed versions of these materials, the trustee of that plan has sent you this proxy statement and you should instruct the trustee on how to vote your Thrift Plan shares.

4 2026 PROXY STATEMENT

VOTING INFORMATION
HOUSEHOLDING
If you and other residents at your mailing address own shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement or a single notice, unless you have instructed otherwise. This procedure, known as "householding," is intended to reduce the volume of duplicate information stockholders receive and to reduce our printing and postage costs. If you wish to request extra copies, we will promptly deliver a separate copy of such documents to shareholders who write or call us at the following address or telephone number: BWX Technologies, Inc., 800 Main Street, 4th Floor, Lynchburg, Virginia, Attention: Investor Relations; telephone: (980) 365-4300. Stockholders wishing to receive separate copies of our proxy statement and annual report in the future, or stockholders currently receiving multiple copies of the proxy statement and annual report at their address who would prefer that only a single copy of each be delivered there, should contact (1) our Investor Relations department at the above address and telephone number above if you are a record holder or (2) your bank, broker or other nominee if you own your shares in street name.
2026 PROXY STATEMENT 5

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of the ten members identified in the table below, all of whom are standing for election. All director nominees stand for election for one-year terms at the Annual Meeting and each annual meeting of stockholders thereafter.

12-Year Director Tenure Limit
Our Board has adopted a 12-year director tenure policy for independent directors that provides that (1) no person may be nominated to serve on the Board if they have more than 12 years of service prior to the date of such election (as measured from July 1, 2015, the effective date of the Spin-off) and (2) a director is expected to resign at the next annual meeting of stockholders following the term in which 12 years of service is attained. See "12-Year Director Tenure Limit" under Corporate Governance — Board Function, Leadership and Executive Sessions below. Director start dates in this proxy reflect director tenure since the Spin-off.

Director Nominee*	Director Since
Jan A. Bertsch*	2015
Gerhard F. Burbach	2018
Rex D. Geveden	2017
Daniel L. Jablonsky	2026
James M. Jaska	2016
Kenneth J. Krieg	2016
Leland D. Melvin	2019
Barbara A. Niland	2016
Nicole W. Piasecki	2024
John M. Richardson	2020
* Prior to the Spin-off, Ms. Bertsch served on our Board of Directors from 2013-2015.
Director Qualifications
The table below highlights the qualifications, competency and experience of each director, including each nominee for election to our Board, that contributed to the Board’s determination that each individual is uniquely qualified to serve on the Board. This high-level summary is not intended to be an exhaustive list of each director’s skills or contributions.

Expertise / Experience	Bertsch	Burbach	Geveden	Jablonsky	Jaska	Krieg	Melvin	Niland	Piasecki	Richardson
Executive / Operating	●	●	●	●	●	●		●	●	●
Government, Nuclear or Manufacturing Industry	●	●	●	●	●	●	●	●	●	●
Financial / Strategic / M&A	●	●	●	●	●	●		●	●
Technology / Scientific	●	●	●	●	●	●	●	○	●	●
Risk Management	●	●	●	●	●	○	●	●	●	●
Healthcare / FDA Regulatory		●			○
Aerospace Industry			●	●		●	●		●	●
Safety and Environmental			●	●	●		●		●	●
Public Company CEO Experience		●	●	●
Security and Information Technology	●	●	●	○	●	●	●	○		●
Governance	●	●	●	●	●	●		●	●	●
International	●	●	●		●	●	●	●	●	●
Other Current Public Company Boards	2	1	1	–	–	1	–	–	2	2
● Expertise ○ Experience
6 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
Director Nominees
On the nomination of our Board following the recommendation of the Governance Committee, the following nominees will each stand for election as a director for a one-year term expiring at the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

•Jan A. Bertsch	•Kenneth J. Krieg
•Gerhard F. Burbach	•Leland D. Melvin
•Rex D. Geveden	•Barbara A. Niland
•Daniel L. Jablonsky	•Nicole W. Piasecki
•James M. Jaska	•John M. Richardson
Each nominee has consented to serve as a director if elected.
Unless otherwise directed, the persons named as proxies on the enclosed proxy card intend to vote “FOR” the election of each of the director nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board. We are not aware of any circumstances that would prevent any of the nominees from serving.
Set forth below is certain information for each director nominee up for election at the Annual Meeting and each continuing director of our Company who is not up for election. (Ages are as of the Annual Meeting.)
NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Professional Experience
•Ms. Bertsch, 69, served as Chief Financial Officer of Owens-Illinois, Inc., a Fortune 500 manufacturer of glass and packaging products, from November 2015 to April 2019.
•Previously, Ms. Bertsch served as the Executive Vice President and Chief Financial Officer of Sigma-Aldrich Corporation, a leading life science and high technology company, from March 2012 to November 2015.
•Before joining Sigma-Aldrich, Ms. Bertsch served as Vice President, Controller and Principal Accounting Officer of Borg Warner, Inc., from August 2011 to February 2012 and as Vice President and Treasurer from December 2009 to July 2011.
•Prior to that, Ms. Bertsch spent several years as Senior Vice President, Treasurer and Chief Information Officer for Chrysler Group, LLC, and Chrysler LLC, where she worked proactively with a number of constituents to determine a solution to Chrysler’s long-term viability.
•Ms. Bertsch has served on the public company Boards of Regal Rexnord Corporation since 2019 and Axalta Coating Systems, Inc. since 2022 and previously served on the Board of Directors of Meritor, Inc. from 2016 to 2022.

Jan A. Bertsch Independent Board Chair Director since 2015 *

Skills and Qualifications
•Ms. Bertsch brings extensive corporate finance, strategic planning, restructuring and international experience to our Board. The depth and breadth of her professional career in the life science, automotive and manufacturing industries, with a keen focus on operational enhancements, cost reduction strategies and revenue generation for Fortune 500 and Fortune 1000 companies, make her a valuable member of the Board.

* Prior to the Spin-off, Ms. Bertsch served on our Board of Directors from 2013-2015.

Professional Experience
•Mr. Burbach, 64, was President, Chief Executive Officer and director of Thoratec Corporation, a company that develops, manufactures and markets proprietary medical devices used for circulatory support, from 2006 to 2014.
•Prior to that, he held executive leadership positions at Digirad Corporation, Philips Medical Systems, ADAC Laboratories, McKinsey & Company and CitiCorp.
•Mr. Burbach received a bachelor’s degree in industrial engineering from Stanford University and a master’s of business administration from Harvard Business School.
•Mr. Burbach serves on the board of directors of Sight Sciences, Inc., a public company specializing in eyecare technologies. He previously served on the board at Standard BioTools Inc., formerly known as Fluidigm Corporation, a public company manufacturing and marketing innovative technologies for life sciences research until 2023. He also serves as chairman of the board of directors of Brius Technologies, a private orthodontics company, as chairman of the board of directors of Procyrion Inc., a private medical device company focused on the treatment of chronic heart failure, and as a member of the board at Rampart ic, a private medical company developing innovative solutions for protection of those in procedure rooms.

Gerhard F. Burbach Independent Director Director since 2018 Committees: – Compensation (Chair) – Audit & Finance
Skills and Qualifications
•Mr. Burbach's leadership background with medical device companies provides our Board with a key external perspective and insight into our medical isotope business, including strategy, development, operations, customers and other stakeholders.

2026 PROXY STATEMENT 7

PROPOSAL 1: ELECTION OF DIRECTORS

Professional Experience
•Mr. Geveden, 65, has served as President and Chief Executive Officer since January 2017, and served as our Chief Operating Officer from October 2015 until December 2016.
•Previously, Mr. Geveden was Executive Vice President at Teledyne Technologies Incorporated ("Teledyne"), a provider of electronic subsystems and instrumentation for aerospace, defense and other uses. There he led two of Teledyne's four operating segments since 2013, and concurrently served as President of Teledyne DALSA, Inc., a Teledyne subsidiary, since 2014. Mr. Geveden also served as President and Chief Executive Officer of Teledyne Scientific and Imaging, LLC (2011 to 2013) and President of both Teledyne Brown Engineering, Inc. and Teledyne's Engineered Systems Segment (2007 to 2011).
•Mr. Geveden is a former Associate Administrator of the National Aeronautics and Space Administration ("NASA"), where he was responsible for all technical operations within the agency's $16 billion portfolio and served in various other positions with NASA in a career spanning 17 years.
•Mr. Geveden currently serves on the board of directors for TTM Technologies, Inc.

Rex D. Geveden President, Chief Executive Officer and Director Director since 2017
Skills and Qualifications
•Mr. Geveden has broad leadership and technical experience overseeing commercial manufacturing operations for publicly traded companies and high-consequence technology programs for the U.S. government. This experience, combined with his strategic vision, make him a valuable contributor to our Board of Directors.

Professional Experience
•Mr. Jablonsky, 57, serves as CEO of Sierra Space, a defense-tech company delivering advanced space systems and technologies for national security. Previously, he served as Chairman and CEO of Ursa Major, a leading provider of advanced propulsion systems for space and defense applications, from August 2024 to February 2026.
•From January 2019 to June 2024, Mr. Jablonsky served as President, CEO and Board Member of Maxar Technologies, a then-publicly traded geospatial intelligence and satellite company. From October 2017 to January 2019, he served as President of DigitalGlobe, following roles as General Manager from March 2014 to October 2017 and as General Counsel from March 2012 to October 2017.
•From January 2011 to March 2012, Mr. Jablonsky served as Partner at Brownstein Hyatt Farber Schreck. From June 2010 to January 2011, he served as Interim General Counsel and from October 2007 to June 2010 as Senior Corporate Counsel at Flex.
•Mr. Jablonsky was also an attorney at the SEC from November 2003 to March 2007, an attorney at O'Melveny and Myers, and a Nuclear Systems Engineer, Surface Warfare Officer from May 1991 to June 1996.
•He holds a bachelor's in mechanical engineering from the United States Naval Academy and a law degree from the University of Washington School of Law.

Daniel L. Jablonsky Independent Director Director since 2026 Committee: – Audit and Finance
Skills and Qualifications
•Mr. Jablonsky brings extensive leadership experience in the aerospace industry, including as CEO at both public and private companies. A nuclear engineer and lawyer by training, he provides our Board with deep expertise in subject matters highly relevant to our operations, business strategy and vision for the future.

Professional Experience
•Mr. Jaska, 75, has served as Chief Executive Officer, Versar, Inc. since October 2021. Previously, he served as President and Chief Executive Officer of both GC Valiant LLC and Valiant Integrated Services LLC from 2016 to 2021. From July 2015 to January 2016, he served as Division President of Supreme Group LLC (now known as Valiant Integrated Services LLC).
•Previously, Mr. Jaska served in a variety of roles of increasing responsibility with AECOM (formerly AECOM Technology Corporation) over a 10-year period, including President, Government (2013-2014), President of Americas & Government (2011-2013), Division Executive Vice President (2009-2011), Group Chief Executive, Government Group (2005-2009) and Consultant (2004-2005).
•Mr. Jaska also held several positions with Tetra Tech, Inc., a global provider of professional technical services in engineering, applied sciences, resource management and infrastructure, including President and Director (2003-2004), President, Chief Financial Officer and Treasurer (2001-2003), Executive Vice President, Chief Financial Officer and Treasurer (2000-2001) and as Vice President, Chief Financial Officer and Treasurer (1994-2000).
•Mr. Jaska has also held leadership roles with Alliant Techsystems, Inc., Honeywell, Inc. and Ecolab.
•He holds a master's degree and a bachelor's degree from Western Illinois University.

James M. Jaska Independent Director Director since 2016 Committees: – Audit and Finance – Compensation
Skills and Qualifications
•Mr. Jaska's leadership background with large technology and government services operations provides our Board with a unique perspective on our operations, customers and other stakeholders relevant to our businesses.

8 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Professional Experience
•Mr. Krieg, 65, has served as the founder and Principal of Samford Global Strategies, a consulting practice focused on helping clients lead and manage through periods of strategic change, since 2007.
•Previously, Mr. Krieg served as the Under Secretary of Defense for Acquisition, Technology and Logistics from June 2005 to July 2007, in which role he was responsible for advising the Secretary of Defense on all matters relating to the Department of Defense acquisition system, research and development, advanced technology, developmental test and evaluation, production, logistics, installation management, military construction, procurement, environmental security, nuclear, chemical and biological matters.
•Mr. Krieg has also served in a variety of Department of Defense roles, including as Special Assistant to the Secretary and Director for Program Analysis & Evaluation and Executive Secretary of the Senior Executive Council, and served as Vice President and General Manager of International Paper Realty Inc.
•Mr. Krieg also worked in a number of defense and foreign policy assignments in Washington, DC, including positions at the White House, on the National Security Council Staff, and in the Office of the Secretary of Defense.
•He has served on the public company board of directors of Leonardo DRS, Inc. since November 2022. He also serves on the board of Republic Capital Access since 2025. He previously served on the boards of Tempus Applied Solutions Holdings, Inc. from 2014 to 2016, and API Technologies, Inc. from 2011 to 2016.

Kenneth J. Krieg Independent Director Director since 2016 Committee: – Governance
Skills and Qualifications
•Mr. Krieg has significant experience overseeing major research, development and procurement programs for the Department of Defense. His background provides our Board of Directors with valuable insight into acquisition priorities and considerations of the U.S. Government, our single largest customer.

Professional Experience
•Mr. Melvin, 62, had a 24-year career with NASA as an astronaut and research scientist, including serving as mission specialist on two Space Shuttle Atlantis missions to the International Space Station.
•In addition, he served as a NASA Associate Administrator for Education for over four years and served as co-chair of the White House's Federal Coordination in STEM Education Task Force to develop education plans for STEM.
•Mr. Melvin served as a U.S. representative to the International Space Education Board, a global collaboration on space education among a number of government space agencies.
•He is a director of Star Harbor Space Training Academy, an immersive space training academy, and Trustee Emeritus of the University of Richmond Board of Trustees.
•Mr. Melvin received a B.S. in chemistry from the University of Richmond and an M.S. in materials science engineering from the University of Virginia. He is Venture Partner in Pier 70 Ventures.

Leland D. Melvin Independent Director Director since 2019 Committee: – Governance
Skills and Qualifications
•Mr. Melvin brings to the boardroom extensive technical expertise in space exploration as both an astronaut and research scientist. This experience provides an external perspective and insight into the strategy, development, operations and stakeholders for our space propulsion and related programs.

Professional Experience
•Ms. Niland, 67, most recently served as Corporate Vice President and Chief Financial Officer of Huntington Ingalls Industries, Inc. (March 2011 to March 2016), a Fortune 500 shipbuilding company for the U.S. Navy and Coast Guard that was spun off from Northrop Grumman Corporation in 2011.
•Previously at Northrop Grumman, Ms. Niland served in a variety of roles of increasing responsibility over a career spanning over 37 years, including as Vice President and Chief Financial Officer, Shipbuilding; Vice President and Chief Financial Officer and Division Vice President - Finance.
•Ms. Niland holds a master's degree from the University of Maryland University College and a bachelor's degree from Towson University.

Barbara A. Niland Independent Director Director since 2016 Committees: – Audit and Finance (Chair) – Governance	Skills and Qualifications
•Ms. Niland has over 30 years of financial and operations experience with shipbuilding and manufacturing operations for the U.S. Navy. Her tenure in senior financial leadership roles with one of our publicly traded peer companies provides our Board with valuable perspectives on our industry.

2026 PROXY STATEMENT 9

PROPOSAL 1: ELECTION OF DIRECTORS

Professional Experience
•Ms. Piasecki, 63, spent 25 years with the Boeing Company in a number of senior leadership positions, including Vice President and General Manager of the Propulsion Systems Division and Vice President of Business Development & Strategic Integration for Boeing's commercial aircraft business, and President of Boeing Japan.
•Ms. Piasecki serves on the Board of Directors of BAE Systems PLC and Weyerhaeuser Company. She also served on the Board of Directors of Howmet Aerospace Inc. from 2020 to 2023.
•She also serves as a director on private company and non-profit boards, including Kymeta Corp, Saltchuk Resources, SRAM Corp., The Stimson Center and Alitheon.
•Ms. Piasecki holds a bachelor's degree in mechanical engineering from Yale University and an MBA from the Wharton School of the University of Pennsylvania.

Nicole W. Piasecki Independent Director Director since 2024 Committee: – Governance (Chair)
Skills and Qualifications
•Ms. Piasecki's deep understanding of the aerospace and defense sector and experience across a variety of domestic and international markets, combined with her current and past service as a director of several publicly traded companies, provide valuable perspectives to our Board.

Professional Experience
•Admiral Richardson, 66, served as the 31st Chief of Naval Operations for the U.S. Navy from 2015 to 2019 and as the Director of the Naval Nuclear Propulsion Program from 2012 to 2015. As Chief of Naval Operations, he was responsible for the management of a $160 billion budget covering 600,000 sailors and civilians, over 70 installations, 290 warships and over 2,000 aircraft worldwide.
•During his 37 years of service in the U.S. Navy, Admiral Richardson gained valuable operational and national security experience safely managing the Naval Nuclear Propulsion Program. He also served on four nuclear submarines, including commanding the submarine USS Honolulu, and served as naval aide to the President of the United States.
•Admiral Richardson earned a bachelor of science degree in physics from the U.S. Naval Academy, a master's degree in electrical engineering from the Massachusetts Institute of Technology and Woods Hole Oceanographic Institution and a master's degree in National Security Strategy from the National War College.
•Admiral Richardson serves on the Board of Directors of The Boeing Company and Constellation Energy. He previously served on the board of Exelon Corporation from 2019-2022. He also serves as a Board member of Core Power, Innovative Defense Technologies, Zeno Power Systems, and the Center for New American Security. He serves as a Senior Fellow to the Johns Hopkins Applied Physics Laboratory and as an advisory board member of ThayMahan, Inc.
•Admiral Richardson is a member of the National Academy of Engineering.

John M. Richardson Independent Director Director since 2020 Committees: – Audit and Finance – Compensation
Skills and Qualifications
•Admiral Richardson brings extensive expertise in nuclear, safety, regulation, operations management and oversight of complex, high-risk systems, as well as extensive national security experience. His unique understanding of the U.S. government, our single largest customer, and his service on other public company boards of directors provide valuable perspectives on our business and industry.

✓ FOR	BOARD RECOMMENDATION AND VOTE REQUIRED
Our Board recommends that stockholders vote “FOR” each of the director nominees. The proxy holders will vote all proxies received "FOR" each of the director nominees unless instructed otherwise. Approval of this proposal requires that the number of votes cast "FOR" exceeds the number of votes cast "AGAINST" at the Annual Meeting. Abstentions and broker non-votes with respect to the election of directors will have no effect on the outcome and do not count as votes cast. Under our Bylaws, in the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast by the shares of our common stock entitled to vote in the election of directors at the Annual Meeting.

10 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
We maintain a corporate governance section on our website, which contains copies of our principal governance documents. The corporate governance section may be found at www.bwxt.com under “Investors — Governance — Governance Documents.” The corporate governance section includes the following documents:
•Amended and Restated Bylaws
•Corporate Governance Principles
•Code of Business Conduct
•Code of Ethics for Chief Executive Officer and Senior Financial Officers
•Director Conflict of Interest Policy
•Audit and Finance Committee Charter
•Compensation Committee Charter
•Governance Committee Charter
DIRECTOR INDEPENDENCE
The Board has established categorical standards, which conform to the independence requirements in the New York Stock Exchange (“NYSE”) listing standards, to assist it in determining director independence. These standards are contained in the Corporate Governance Principles found on our website at www.bwxt.com under “Investors — Governance — Governance Documents.”
Based on these independence standards, our Board has determined that the following nine directors are independent and meet our categorical standards:

•Jan A. Bertsch	•James M. Jaska	•Barbara A. Niland
•Gerhard F. Burbach	•Kenneth J. Krieg	•Nicole W. Piasecki
•Daniel L. Jablonsky	•Leland D. Melvin	•John M. Richardson
In determining the independence of the directors, our Board considered ordinary course transactions between us and other entities with which the directors are associated. None were determined to constitute a material relationship with us.
The Board also determined that Mr. Geveden, who serves as an executive officer of the Company, is not an independent director. Accordingly, we currently have a supermajority of independent directors (nine of ten, or 90%) in compliance with our Corporate Governance Principles, which require a majority of independent directors.
BOARD FUNCTION, LEADERSHIP STRUCTURE, DIRECTOR TENURE LIMIT AND MAJORITY VOTING
The mission of our Board is to promote the best interests of the Company’s stockholders through oversight of the management of the Company’s business and affairs. The Board believes that its corporate governance policies and practices provide independent oversight and accountability of management. The Company’s Corporate Governance Principles and Committee Charters provide for a number of processes and practices, including the 12-year director tenure limit; appointment of a Lead Independent Director in appropriate circumstances; executive sessions of the independent directors without management at each regular Board meeting; a majority of independent directors; and an Audit and Finance Committee, Compensation Committee and Governance Committee, each comprised exclusively of independent directors.
Chair and Chief Executive Officer Roles
BWXT does not have a policy requiring that the positions of Chair and Chief Executive Officer be separate or be occupied by the same individual. Our Board believes that this question is properly addressed as part of succession planning and that it is appropriate to make a determination on these matters when it elects a new Chief Executive Officer, appoints a new Chair or at other times. Ms. Bertsch is currently the Independent Board Chair, so there is no lead independent director role at this time.

2026 PROXY STATEMENT 11

CORPORATE GOVERNANCE

12-Year Director Tenure Limit
Our Board has a 12-year director tenure policy for independent directors that provides that (1) a person shall not be nominated for election or reelection to our Board if such person will have served as a director for 12 years prior to the date of election or reelection (as measured from July 1, 2015, the effective date of the Spin-off) and (2) any director who attains 12 years of service during his or her term is expected to resign at the first annual meeting following such attainment.
Majority Voting with Director Resignation Policy
Our Bylaws provide that, in an election of directors where the number of director nominees does not exceed the number of directors to be elected (an "Uncontested Election"), each director nominee must receive the majority of the votes cast with respect to that director. Each director nominee has submitted an irrevocable resignation contingent on (i) the receipt of a majority of the votes cast in an Uncontested Election and (ii) acceptance of such resignation by the Board. If a director nominee were to not receive a majority vote, the Governance Committee would make a recommendation to the Board on whether to accept or reject the resignation or take other action. Any action taken by the Board would be publicly disclosed within 90 days of certification of the election results.
THE ROLE OF THE BOARD IN SUCCESSION PLANNING
The Board believes effective succession planning, particularly for the Chief Executive Officer, is important to the continued success of the Company. As a result, the Board regularly reviews and discusses succession planning for the Chief Executive Officer, other Named Executives (as defined in "Named Executive Profiles" below) and certain other executive officers during executive sessions of Board meetings. The Governance Committee assists the Board in the area of succession planning, in particular, with respect to succession planning for the Chief Executive Officer. From time to time, the Board also retains an executive search firm as part of its normal succession planning function.
THE ROLE OF THE BOARD IN CORPORATE SOCIAL RESPONSIBILITY OVERSIGHT
The Board of Directors believes that a commitment to corporate responsibility enhances stockholder value. To help ensure effective governance, our policies include director tenure limits, a no hedging/pledging policy for company securities and maintaining either an independent board chair or a lead independent director, among other things. In addition, we seek opportunities to engage with stockholders for input on current and emerging areas of focus.
The Board believes that the effective oversight of the Company's corporate responsibility objectives and metrics is best accomplished by the Board and each of its committees. The Board oversees and monitors execution upon the Company's strategy and corporate purpose, safety and security performance, succession planning and overall sustainability efforts. The Audit and Finance Committee oversees and receives regular updates on litigation and environmental matters, financial reporting, regulatory compliance, training, and concerns and violations relating to the Code of Business Conduct. The Compensation Committee oversees and receives regular reports on compensation and benefits, and has maintained safety performance goals for all participants in the Company's annual incentive plans since 2015.
The Governance Committee has primary responsibility for corporate responsibility matters and oversees and receives regular reports on the Company's corporate governance, human capital management, cybersecurity, artificial intelligence, political activities, export controls and related matters. The executive officers have responsibility for execution and implementation of the program.
THE ROLE OF THE BOARD IN RISK OVERSIGHT
As part of its oversight function, the Board monitors the risks that we face. The diagram below provides a summary of the risk oversight allocation among the Board and its committees.
We maintain an enterprise risk management ("ERM") program administered by our risk management group. The program facilitates the process of reviewing key external, strategic, operational, safety, security and financial risks as well as monitoring the effectiveness of risk mitigation. Information on the ERM program is presented to senior management and the Board on a quarterly basis. The Board is updated quarterly on safety.
The Audit and Finance Committee assists the Board in fulfilling its oversight responsibility in the areas of financial reporting, ethics and compliance, litigation and environmental risks and by meeting quarterly with management to review these risk exposures and discuss BWXT’s policies and guidelines concerning risk assessment and management.
12 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
The Compensation Committee also assists the Board with this function by assessing risks associated with our compensation programs in consultation with management and the Compensation Committee's outside compensation consultant. The Compensation Committee has included safety performance goals in our annual incentive plans since 2015 to emphasize continuous focus on maintaining our strong safety performance and culture.
The Governance Committee assists the Board by assessing risks associated with corporate social responsibility ("CSR"), human capital management, corporate governance, artificial intelligence, cybersecurity, export controls and receives quarterly briefings on these topics. The Chief Digital Officer provides semiannual updates to the Governance Committee regarding cybersecurity and data security risks, enhancements and training. Our Artificial Intelligence policy is reviewed annually by the Governance Committee.

CODE OF BUSINESS CONDUCT
Our Code of Business Conduct ("Code") applies to all directors, officers and employees, including our chief executive officer, chief financial officer, chief accounting officer, executive officers and other Named Executives, and provides the ethical guidelines and expectations for conducting our business. In addition, we expect our suppliers, vendors, contractors, agents, representatives, consultants and joint venture partners (our "Partners") to behave in the ethical manner described in our Code when doing work for the Company. The Code encourages our employees and Partners to speak up to clarify a policy, identify questionable conduct and report any violations through their supervisor, manager, Human Resources, Legal or Ethics and Compliance representative. Employees, Partners and third parties may also use the BWXT Help Line, which is managed by a third party and available 24 hours a day, seven days a week, to report any questions or concerns in a secure, confidential and (if desired) anonymous format. The Code prohibits retaliation against anyone who makes a good faith report of an alleged violation of our Code or policies. The Audit and Finance Committee receives quarterly reports on training, concerns and violations related to the Code. Our Code satisfies the requirements for a "code of ethics" within the meaning of SEC rules. A copy of the Code is posted on our website, www.bwxt.com under "About Us – Ethics." In the event we amend or waive any of the provisions of the Code applicable to our principal executive officer, principal financial officer, principal accounting officer or controller that relates to any element of the definition of "code of ethics" enumerated in Item 406(b) of Regulation S-K under the Securities Exchange Action of 1934, as amended (the "Exchange Act"), we intend to disclose these actions on our website. A copy of the Code is also available to stockholders upon request, addressed to the Corporate Secretary at 800 Main Street, 4th Floor, Lynchburg, Virginia 24504.
Training
All employees are provided with a copy of the Code and required to certify their understanding and compliance with the Code annually. In addition, mandatory Code training is provided to all employees at least annually. This training is part of the Company's broader training program administered by the Ethics and Compliance Department, including online and in-person training. Topics covered have included, among other things, sexual harassment, cybersecurity, anti-corruption and anti-bribery, and export controls.

2026 PROXY STATEMENT 13

CORPORATE GOVERNANCE

STOCKHOLDER ENGAGEMENT

We make it a priority to engage with our stockholders and have continued our stockholder engagement activities. Since the 2025 Annual Meeting of Stockholders, we conducted a stockholder engagement program and solicited stockholders holding approximately 53.9% of our outstanding shares to discuss, among other topics, governance, compensation, disclosure and human capital management matters. As a result of this outreach, stockholders representing approximately 33.2% of our outstanding shares requested meetings and provided feedback to management. The feedback received from our stockholder outreach program is reported to the Audit and Finance Committee, Compensation Committee and Governance Committee, as appropriate, and informs Board and committee discussions.

Stockholder Feedback and Actions Taken
Since the 2025 Annual Meeting, we received stockholder feedback regarding human capital management efforts to support our business, board refreshment practices and other disclosures included in our sustainability report, which is available on our website.

COMMUNICATION WITH THE BOARD
Stockholders or other interested persons may send written communications to the independent members of our Board, addressed to Board of Directors (independent members), c/o BWX Technologies, Inc., Corporate Secretary’s Office, 800 Main Street, 4th Floor, Lynchburg, Virginia 24504. All such communications shall be forwarded to the independent directors for their review, except for communications that (1) are unrelated to the Company’s business, (2) contain improper commercial solicitations, (3) contain material that is not appropriate for review by the Board based upon the Company’s Bylaws and the established practice and procedure of the Board, or (4) contain other improper or immaterial information. Information regarding this process is posted on our website at www.bwxt.com under “Investors — Governance — Governance Documents.”

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CORPORATE GOVERNANCE

BOARD MEETINGS AND COMMITTEES
Director Attendance at Board and Annual Meetings of Stockholders
Our Board met four times during 2025. Each current director attended 100% of the meetings of the Board and of the committees on which they served during the time they served on the Board in 2025. In addition, as reflected in our Corporate Governance Principles, we have adopted a policy that each member of our Board must make reasonable efforts to attend our Annual Meeting. All of our current directors who were directors at the time of the meeting attended the 2025 Annual Meeting of Stockholders.
Committees of the Board
The Board has established an Audit and Finance Committee, Compensation Committee and Governance Committee in accordance with the applicable NYSE and SEC requirements. Each committee is comprised exclusively of independent directors as determined by the Board in accordance with the NYSE listing standards. Each of these committees has a written charter approved by the Board and available on our website at www.bwxt.com under “Investors — Governance — Governance Documents.” The current members of the committees are identified below.

Audit and Finance Committee	2025 Meetings: 4
Barbara Niland (Chair), Gerhard Burbach, Daniel Jablonsky, James Jaska and John Richardson	100% Independent
Our Audit and Finance Committee’s role is financial and risk oversight. Management is responsible for preparing financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit and Finance Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the independent registered public accounting firm’s work. The Audit and Finance Committee is responsible for the following:
•Appoint, retain and oversee our independent registered public accounting firm and its audit process;
•Monitor the effectiveness of our financial reporting processes and disclosure and internal controls;
•Review our audited financial statements with management and our independent registered public accounting firm;
•Review and evaluate the scope and performance of the internal audit function;
•Review our policies and procedures regarding ethics and compliance, as well as training, concerns and violations related to our Code of Business Conduct; and
•Review of our exposure to various risks, including financial, litigation, environmental and regulatory risks.

Our Board has determined that (i) Ms. Niland and Messrs. Burbach, Jablonsky and Jaska are each "financially literate" as defined by the NYSE and each qualify as an “audit committee financial expert” within the definition established by the SEC and (ii) each member of the Audit and Finance Committee is independent for purposes of Rule 10A-3 of the Exchange Act. For more information on the backgrounds of these directors, see their biographical information under “Proposal 1: Election of Directors” above. For more information on the Audit and Finance Committee, see "Audit and Finance Committee Report" and "Proposal 3: Ratification of Auditors" below.

2026 PROXY STATEMENT 15

CORPORATE GOVERNANCE

Compensation Committee	2025 Meetings: 6
Gerhard Burbach (Chair), James Jaska and John Richardson	100% Independent
The Compensation Committee has overall responsibility for our executive and non-employee director compensation plans, policies and programs. The Compensation Committee also oversees the annual evaluation of our Chief Executive Officer, in conjunction with the Governance Committee, and makes compensation recommendations to the independent directors of the Board. The Compensation Committee regularly reviews the design of our significant compensation programs with the assistance of its compensation consultant.

The Compensation Committee administers our Executive Incentive Compensation Plan (the “EICP”), under which it awards annual cash-based incentive compensation to our officers based on the attainment of annual performance goals. Our Compensation Committee approves, among other things, the target EICP compensation, as well as the financial and safety goals for each officer. The Committee recommends to the independent members of the Board individual goals for EICP compensation for our Chief Executive Officer. Our Chief Executive Officer establishes EICP individual goals for the Presidents of principal operating groups and other executive officers. The Compensation Committee also administers our 2010 Long-Term Incentive Plan (as amended, the “2010 LTIP”) and 2020 Omnibus Incentive Plan (the "2020 Plan," and together with the 2010 LTIP, the "Incentive Plans"), and may delegate some of its duties (other than awards to directors and executive officers under the Incentive Plans) to our Chief Executive Officer or other senior officers. The Compensation Committee evaluates the Chief Executive Officer's performance under the EICP and the Incentive Plans and recommends payouts under such plans and other compensation changes to the independent members of the Board.

The Board has determined that each member of the Compensation Committee is (i) independent, as independence for compensation committee members is defined by the NYSE, (ii) a "non-employee director" for purposes of Section 16b-3 of the Exchange Act, and (iii) an "outside director" for purposes of 162(m) of the Internal Revenue Code.

Executive Compensation Consultant

The Compensation Committee has the authority to retain, terminate, compensate and oversee any compensation consultant ("Compensation Consultant") or other advisors to assist the committee in the discharge of its responsibilities. The Compensation Committee has engaged Exequity LLP (“Exequity”) as its outside Compensation Consultant. For 2025, Exequity assisted the Compensation Committee with:
•advice and analysis on the design, structure and level of executive and director compensation and incentive plans;
•review of market survey and proxy compensation data for benchmarking;
•advice on external market factors and evolving compensation trends; and
•assistance with regulatory compliance and changes regarding compensation matters.

Exequity attends the Compensation Committee meetings, including executive sessions. Although Exequity works with our management on various matters for which the Compensation Committee is responsible, our management does not direct or oversee the retention or activities of Exequity.

See the “Compensation Discussion and Analysis” and “Compensation of Executive Officers” sections of this proxy statement for information about our 2025 executive officer compensation, including a discussion of the role of the Compensation Consultant.

Compensation Committee Interlocks and Insider Participation

No director who served as a member of the Compensation Committee during the year ended December 31, 2025 (Gerhard Burbach (Chair), James Jaska, Robert Nardelli and John Richardson) (i) was during such year, or had previously been, an officer or employee of BWXT or any of our subsidiaries, or (ii) had any material interest in a transaction of BWXT or a business relationship with, or any indebtedness to, BWXT. None of our executive officers have served as members of a compensation committee (or if no committee performs that function, the board of directors) of any other entity that has an executive officer serving as a member of our Board.

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CORPORATE GOVERNANCE

Governance Committee	2025 Meetings: 5
Nicole Piasecki (Chair), Kenneth Krieg, Leland Melvin and Barbara Niland	100% Independent
The Governance Committee has overall responsibility to:
•establish and assess director qualifications;
•review the composition of the Board and recommend director nominees for election;
•lead the Board's oversight of corporate responsibility issues within the Company;
•oversee the annual self-evaluation process for our Board and Committees, as well as the Chief Executive Officer in conjunction with our Compensation Committee;
•evaluate director orientation and director education programs; and
•monitor governance and cybersecurity and artificial intelligence risks.
This committee will consider individuals recommended by stockholders for nomination as directors in accordance with the procedures described under “Stockholders’ Proposals.”

Director Evaluation and Nomination Process

Our Governance Committee is responsible for assessing the qualifications, skills and characteristics of candidates for election to the Board. In making this assessment, the Governance Committee generally considers a number of factors, including each candidate’s:
•professional and personal experiences and expertise in relation to (i) our businesses and industries and (ii) the experiences and expertise of other Board members;
•integrity and ethics in his/her personal and professional life;
•professional accomplishments in his/her field;
•personal, financial or professional interests in any competitor, customer or supplier of ours;
•preparedness to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and any other personal or professional commitments that would, in the Governance Committee’s sole judgment, interfere with or limit his or her ability to do so;
•willingness to apply for and ability to obtain and retain an appropriate U.S. Department of Defense or U.S. Department of Energy security clearance; and
•ability to contribute positively to the Board and any of its committees.

The Board recognizes the benefits of a board comprising a broad range of perspectives and believes that any search for potential director candidates should consider a candidate's background, viewpoint, personal and professional experiences.

The Governance Committee solicits ideas for possible candidates from a number of sources — including members of the Board, our Chief Executive Officer and other senior level executive officers, individuals personally known to the members of the Board and independent director candidate search firms.

In addition, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. See “Stockholders’ Proposals” in this proxy statement and our Bylaws, which may be found on our website at www.bwxt.com at “Investors — Governance — Governance Documents.”

The Governance Committee will evaluate properly identified candidates, including nominees recommended by stockholders. The Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from the experience of incumbent directors on the Board. Although the Governance Committee will consider candidates identified by stockholders, the Governance Committee has sole discretion whether to recommend those candidates to the Board.

2026 PROXY STATEMENT 17

COMPENSATION OF DIRECTORS
COMPENSATION OF DIRECTORS
The table below summarizes the compensation earned by or paid to our non-employee directors only for services as a member of our Board for the year ending December 31, 2025. The Compensation Committee of our Board, in coordination with its Compensation Consultant, conducts an annual benchmarking analysis of our Board's non-employee director compensation in comparison to two comparator groups — our custom peer group used for executive compensation benchmarking and a general industry reference group of 100 companies, for which the Company is the median based on revenue. Following this analysis in 2025, our Board, upon the recommendation of the Compensation Committee, determined to increase the cash retainer by $10,000, the equity grant by $10,000 and the cash retainer received by the Independent Board Chair by $25,000. Directors who are also our employees do not receive any compensation for their service as directors. For information regarding the compensation of our Chief Executive Officer, our only employee director, see “Compensation of Executive Officers” on the following pages.
DIRECTOR COMPENSATION TABLE FOR 2025

Name of Non-Employee Director(5)	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Jan A. Bertsch	$241,250	$164,974	$—	$406,224
Gerhard F. Burbach	117,500	164,974	—	$282,474
James M. Jaska	97,500	164,974	—	$262,474
Kenneth J. Krieg	97,500	164,974	—	$262,474
Leland D. Melvin	97,500	164,974	—	$262,474
Robert L. Nardelli(4)	22,500	—	—	$22,500
Barbara A. Niland	122,500	164,974	—	$287,474
Nicole W. Piasecki	112,500	164,974	—	$277,474
John M. Richardson	97,500	164,974	—	$262,474
(1)See “Fees Earned or Paid in Cash” below for a discussion of the amounts reported in this column.
(2)See “Stock Awards” below for a discussion of the amounts reported in this column.
(3)See “All Other Compensation” below for a discussion of the amounts that may be reported in this column.
(4)Mr. Nardelli did not stand for reelection at the 2025 annual meeting.
(5)Mr. Jablonsky became a board member in 2026 and therefore, was not compensated in 2025.
During 2025, non-employee director compensation generally consisted of cash and equity. The compensation of our non-employee directors under our current non-employee director compensation program is described in more detail below.

Annual Director Compensation (All amounts paid in cash, except stock award)	Amount
Retainer for Non-Employee Directors	$100,000
Stock Award for Non-Employee Directors	165,000
Independent Board Chair	150,000
Lead Independent Director (if appointed)	25,000
Chair of the Audit and Finance Committee	25,000
Chair of the Compensation Committee	20,000
Chair of the Governance Committee	15,000
Fees Earned or Paid in Cash. Under our current director compensation program, non-employee directors are eligible to receive the above annual retainer amounts, paid in quarterly installments (pro-rated for partial terms). Under our Supplemental Executive Retirement Plan (as amended and restated, “SERP”), directors may elect to defer the payment of up to 100% of their annual retainer and fees. Amounts elected to be deferred are credited as a bookkeeping entry into a notional account, which we refer to as a deferral account. The balance of a director’s deferral account consists of deferral contributions made by the director and hypothetical credited gains or losses attributable to investments elected by the director, or by our Compensation Committee if the director fails to make investment elections. Directors are 100% vested in their deferral accounts at all times. Messrs. Jaska and Nardelli
18 2026 PROXY STATEMENT

COMPENSATION OF DIRECTORS
elected to defer 100% of their cash retainer in 2025. No other directors made a deferral election with respect to their cash retainer in 2025. Amounts reported in the Director Compensation Table include amounts deferred in 2025.
Stock Awards. In addition to the cash payments provided to our directors, each non-employee director was entitled to receive a number of restricted stock units equal to $165,000 (prorated by quarter for partial terms) divided by the closing price of our common stock on the grant date, rounded down to the nearest whole share. These director grants are made each year on the date of our Annual Meeting of Stockholders. The awards of restricted stock units were granted on May 2, 2025 under our 2020 Plan and vested immediately on the date of grant. Directors are required to retain shares equivalent to five times (5x) the annual cash retainer pursuant to our stock ownership requirements. As a result, all of our non-employee directors own equity in the Company.
The amounts reported in the “Stock Awards” column represent the grant date fair value computed in accordance with FASB ASC Topic 718. Grant date fair values are determined using the closing price of our common stock on the date of grant. Each non-employee director that was a director in 2025, other than Mr. Nardelli who left the Board in May 2025, received an annual equity grant of 1,465 restricted stock units on May 2, 2025 with a grant date fair value of $164,974 based on the closing price of our common stock of $112.61 per share. There were no unvested stock awards or unexercised option awards (whether or not exercisable) held by the non-employee directors as of December 31, 2025. No option awards were granted to directors in 2025.
Under our Incentive Plan, directors may elect to defer payment of all or a portion of their stock awards. Ms. Bertsch, Ms. Piasecki and Messrs. Jaska and Melvin each elected to defer 100% of their 2025 stock awards. No other directors made a deferral election with respect to their stock awards in 2025. Amounts reported in the Director Compensation Table include amounts deferred in 2025.

All Other Compensation. We have a travel and reimbursement policy pursuant to which we reimburse directors for travel and other expenses incurred in connection with business of the Board. The presence of a director’s spouse may be appropriate or necessary at certain meetings, conferences or other business-related functions. In those cases, pursuant to our policy, we pay the travel, meals and other expenses of the director’s spouse incurred while attending such functions. Pursuant to our reimbursement policy, to the extent the expenses of a spouse are imputed to the director as income, we will also reimburse the director for the taxes resulting from any such imputed income. In 2025, there were no incremental costs to the Company to provide reimbursement for spousal travel, meals, activities and other expenses under our policy.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of BWXT common stock to file with the SEC reports of their initial ownership and changes to such ownership. Based solely on a review of copies of reports filed by the reporting persons furnished to us, and representations from our directors and officers, we believe that the reporting persons complied with all Section 16(a) filing requirements on a timely basis during 2025, except that, due to an administrative error, one Form 3 for Joseph Miller reporting his Section 16 filing status and one Form 4 covering two transactions regarding the grant of stock options and restricted stock units to Joseph Miller were filed late.
2026 PROXY STATEMENT 19

EXECUTIVE OFFICER PROFILES
EXECUTIVE OFFICER PROFILES
The following profiles provide summary information regarding the experience of our executive officers. The executive officer profiles provide professional experience, tenure with the Company and age as of the Annual Meeting.

	Professional Experience	Tenure with BWXT: 10 years
•Mr. Geveden, 65, has served as President and Chief Executive Officer since January 2017, and served as our Chief Operating Officer from October 2015 until December 2016.
•Previously, Mr. Geveden was Executive Vice President at Teledyne Technologies Incorporated ("Teledyne"), a provider of electronic subsystems and instrumentation for aerospace, defense and other uses. There he led two of Teledyne's four operating segments since 2013, and concurrently served as President of Teledyne DALSA, Inc., a Teledyne subsidiary, since 2014. Mr. Geveden also served as President and Chief Executive Officer of Teledyne Scientific and Imaging, LLC (2011 to 2013) and President of both Teledyne Brown Engineering, Inc. and Teledyne's Engineered Systems Segment (2007 to 2011).
•Mr. Geveden is a former Associate Administrator of NASA, where he was responsible for all technical operations within the agency's $16 billion portfolio and served in various other positions with NASA in a career spanning 17 years.
•He received his bachelor and masters degrees in physics from Murray State University.
•Mr. Geveden serves on the board of directors of TTM Technologies, Inc.

Rex D. Geveden President, Chief Executive Officer and Director

	Professional Experience	Tenure with BWXT: 4 years
•Mr. Fitzgerald, 41, has served as our Senior Vice President and Chief Financial Officer since May 2025. Prior to that, from October 2022 to May 2025, he served as Vice President, Finance and Chief Accounting Officer and from August 2024 to May 2025 as Segment CFO, Government Operations.
•Before joining BWXT in 2022, Mr. Fitzgerald led MorganFranklin, LLC's aerospace and defense practice as managing director. During his tenure, he was responsible for the development and delivery of financial and information technology services that addressed complex challenges at the core of the industry. Previously, he served as audit senior manager at Deloitte & Touche, LLP.
•Mr. Fitzgerald is a certified public accountant and earned a Bachelor of Business Administration from James Madison University and a Master of Business Administration from Fitchburg State University. Additionally, he has taken executive leadership courses at the Wharton Scool of the University of Pennsylvania. Mr. Fitzgerald also serves on the board of CRi, a community-based nonprofit organization focused on providing personalized resources to people with developmental disabilities and mental health needs.

Michael T. Fitzgerald Senior Vice President, Chief Financial Officer

	Professional Experience	Tenure with BWXT: 3 years
•Mr. Bender, 48, has served as our Chief Digital Officer since February 2026. From April 2025 to February 2026, he served as our Vice President - Global Applications, IT Quality & Continuous Improvement. Previously, he served as our Senior Director, Global Applications from June 2024 to April 2025, and as Director, Information Technology since August 2023 to June 2024.
•Prior to joining BWXT, Mr. Bender served at BAE Systems as Senior Director, Digital Transformation & Architecture from April 2022 to April 2023. From July 2019 to March 2022, he served as the Senior Director, Digital Engineering IT at L3Harris Technologies. From 2012 to 2018, he served various roles at the Harris Corporation, and from 2004 to 2007 he served various roles at ITT Corporation.
•Mr. Bender holds a bachelor's degree in electrical engineering technology and a Master of Science in Technology from Purdue University and an MBA and Ph.D. in Global Leadership from Indiana Institute of Technology.

Kurt A. Bender Chief Digital Officer

	Professional Experience	Tenure with BWXT: 1 year
•Mr. Cajade, 50, has served as our Senior Vice President and Chief Human Resources Officer since June 2025. Prior to that, from September 2023 to May 2025, he served as Executive Vice President, and Chief People Officer at TERREPOWER leading the design and deployment of an enterprise-wide people strategy to support rapid growth, M&A integration and operational transformation.
•From 1997 to 2023 he worked for United Technologies Corporation, for three different divisions: Carrier Corporation from 1997 to 2010, Sikorsky from 2010 to 2011, and Otis Elevator from 2012 to 2023. He served in roles of increasing responsibility leading HR strategy and execution, including SVP, HR Americas; Chief Talent Officer; VP, HR, Europe, Middle East and Africa; VP, HR Asia Pacific, among others.
•Mr. Cajade holds a bachelor's degree in Industrial Relations from Universidad Argentina de la Empresa; and an MBA from Universidad Austral, IAE Business School, both in Argentina. Additionally, he has taken executive leadership courses at Darden School of Business and INSEAD.

Gonzalo R. Cajade Senior Vice President, Chief Human Resources Officer

20 2026 PROXY STATEMENT

EXECUTIVE OFFICER PROFILES

	Professional Experience	Tenure with BWXT: 27 years
•Mr. MacQuarrie, 59, has served as our President, Commercial Operations since February 2022. Previously, he served at BWXT as President, Nuclear Power Group from 2017 to 2022, as President, B&W Canada Ltd and BWXT Canada Ltd. from 2013 to 2017, as Vice President, Business Development and Marketing from 2012 to 2013, as Vice President, Global Nuclear Services from 2010 to 2012, as General Manager, Nuclear Power from 2007 to 2010, and as General Manager, Nuclear Services from 2003 to 2007 among other roles.
•Mr. MacQuarrie holds bachelor’s and master’s degrees of applied science in mechanical engineering from the University of Toronto and is a licensed professional engineer in the province of Ontario. A former Chair of the Board of Directors for the Canadian Nuclear Association (CNA), Mr. MacQuarrie is a board member with the Nuclear Innovation Institute.

John R. MacQuarrie President, Commercial Operations

	Professional Experience	Tenure with BWXT: 15 years
•Mr. Miller, 46, has served as President of Government Operations for BWXT since June 2025. He is responsible for the oversight of the company's Nuclear Operations and Technical Services Groups and its subsidiary Advanced Technologies. Prior to this role, he served BWXT as President of Advanced Technologies from January 2021 to July 2025; as General Manager, Advanced Technologies from March 2020 to January 2021; as Director, Programs and Technology Development from October 2017 to March 2020; as System Design Manager from September 2015 to October 2017; as Manager, Test Engineering from November 2013 to September 2015; and as Test Engineer from June 2011 to November 2013.
•Prior to BWXT, Mr. Miller worked in Photolithography Engineering at Samsung Austin Semiconductor from September 2005 to June 2011. From March 2004 to September 2005, he worked as a Mechanical Test Engineer at Newport News Shipbuilding, a division of Huntington Ingalls Industries. From February 1998 to January 2004, he served as a Machinist Mate and ELT in the U.S. Navy.
•Mr. Miller holds a master's degree in radiation health physics from Oregon State University. He serves on the Central Virginia Community College Educational Foundation Board, the Nuclear Energy Maritime Organize Ltd. Board and the Oregon State University Nuclear Science and Engineering Advisory Board.

Joseph K. Miller President, Government Operations

	Professional Experience	Tenure with BWXT: 1 year
•Mr. Smith, 52, has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since November 2025.
•Prior to joining BWXT, Mr. Smith served as senior vice president and corporate secretary at Otis Worldwide Corporation from July 2021 to October 2025. From April 2019 to July 2021, he served as Vice President and General Counsel for Otis' Europe, Middle East & Africa division and from April 2017 to April 2019, he served as the Senior Director of Legal, Compliance & Security for Otis Eastern Europe and Central Asia. From May 2014 to April 2017, Mr. Smith was Senior Counsel in Litigation, Product Safety & Operations at Otis.
•Prior to Otis, Mr. Smith served as Assistant General Counsel, International Trade Compliance at UTC Aerospace Systems (United Technologies Corporation) from February 2012 to May 2014 and as Legal Counsel, Americas Fire & Security Services at UTC Climate, Controls & Security (United Technologies Corporation) from May 2010 to February 2012. From July 2004 to April 2010, he practiced law as an Associate at Hogan & Hartson LLP.
•Mr. Smith holds a bachelor's degree in foreign languages and Government from Hamilton College and a law degree from Georgetown University.

Toby W. Smith Senior Vice President and General Counsel

2026 PROXY STATEMENT 21

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on our executive compensation as reported in this proxy statement. Our Board has adopted a policy to hold annual advisory votes on executive compensation. It is our belief that our ability to hire, retain and motivate employees is essential to the success of the Company and its stockholders. Therefore, we generally seek to provide reasonable and competitive compensation for our executives with a substantial portion in the form of performance-based compensation.

Accordingly, we submit the following resolution to stockholders at the Annual Meeting:
RESOLVED, that the stockholders of BWX Technologies, Inc. approve, on an advisory basis, the compensation of executives, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the sections entitled “Compensation Discussion and Analysis” and “Compensation of Executive Officers.”

EFFECT OF PROPOSAL
Although the resolution to approve our executive compensation is non-binding, it serves as an opportunity for us, our Board and Compensation Committee to gain valuable stockholder feedback on our executive compensation decisions and practices. Even in years when the resolution is approved, the Board and Compensation Committee retain discretion to change executive compensation from time to time if they conclude that such a change would be in the best interests of the Company and its stockholders. Our Board and Compensation Committee value the opinions of stockholders on important matters such as executive compensation and will carefully consider the results of this advisory vote when evaluating our executive compensation programs.

✓ FOR	BOARD RECOMMENDATION AND VOTE REQUIRED
Our Board recommends that stockholders vote “FOR” the approval of executive compensation. The proxy holders will vote all proxies received "FOR" approval of this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of our shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Because abstentions are counted as present for purposes of the vote on this matter but are not votes “FOR” this proposal, they have the same effect as votes “AGAINST” this proposal. Broker non-votes will not have any effect on this proposal.

22 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (the “CD&A”) provides detailed information and analysis regarding the compensation of our named executive officers ("Named Executives") as reported in the Summary Compensation Table and other tables located in the “Compensation of Executive Officers” section of this proxy statement. Our Named Executives include our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers who were employed by BWXT as of December 31, 2025. In addition, our Named Executives include three former executive officers who were not executive officers of BWXT as of December 31, 2025. Below are the names and positions of our Named Executives:
•Rex D. Geveden — President, Chief Executive Officer and Director
•Michael T. Fitzgerald — Senior Vice President, Chief Financial Officer
•Gonzalo R. Cajade — Senior Vice President, Chief Human Resources Officer
•Joseph K. Miller — President, Government Operations
•Omar F. Meguid — Former Senior Vice President and Chief Digital Officer
•Robb A. LeMasters — Former Senior Vice President and Chief Financial Officer
•Kevin M. McCoy — Chief Nuclear Officer, Former President, Government Operations
•Robert L. Duffy — Senior Vice President and Chief Administrative Officer
This CD&A is divided into four sections:
Section 1: Executive Summary. In this section, we highlight our company performance, key compensation decisions and outcomes during 2025.
Section 2: Compensation Structure. In this section, we review our 2025 compensation philosophy, elements and processes.
Section 3: Compensation Analysis and Outcomes. In this section, we review the elements of 2025 total direct compensation, including annual base salary, annual incentive compensation and long-term incentive compensation.
Section 4: Other Benefits and Practices. In this section, we review perquisites, post-employment arrangements and other compensation-related practices.
SECTION 1: EXECUTIVE SUMMARY
2025 PERFORMANCE HIGHLIGHTS*
•Consolidated revenue was $3.2 billion, an 18% increase over the prior year.
•GAAP net income and non-GAAP adjusted earnings before income tax, depreciation, and amortization ("EBITDA") were $329 million and $574.3 million, respectively.
•GAAP and non-GAAP earnings per share were $3.58 and $4.01, respectively.
•In 2025, we returned $122.5 million to stockholders in the form of $30.0 million in share repurchases and $92.5 million in dividends.
•As of December 31, 2025, our backlog was $7.3 billion.

* Please refer to Appendix A, "Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results," for a reconciliation of adjusted results, including adjusted EBITDA and non-GAAP earnings per share, to reported results.

2026 PROXY STATEMENT 23

COMPENSATION DISCUSSION AND ANALYSIS
TOTAL STOCKHOLDER RETURN
The following graph depicts the cumulative total stockholder return of BWXT for the one, three and five years ended December 31, 2025 relative to those of the S&P 500 Index ("S&P 500"), the S&P Aerospace and Defense Select Index ("S&P A&D Select") and the median of our custom compensation peer group for 2025 (see below).
One-Year, Three-Year and Five-Year Total Stockholder Return as of December 31, 2025(1)

(1)	Measured by dividing (i) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the applicable share price at the end and the beginning of the measurement period by (ii) the share price at the beginning of the measurement period.
STOCKHOLDER ENGAGEMENT
Our executive compensation plan for 2025 is consistent with our historical pay-for-performance approach that incorporates feedback from our stockholder outreach efforts and metrics designed to drive the performance of BWXT. We engage directly with our stockholders on governance, human capital and other topics. Based on positive feedback from our stockholders, our Compensation Committee continued with a market-based, pay-for-performance structure for our executive compensation program. See "Stockholder Engagement" above for more information on our engagement process.
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COMPENSATION DISCUSSION AND ANALYSIS
STRONG COMPENSATION GOVERNANCE PRACTICES
The following are practices we follow to incentivize performance and foster strong corporate governance on our compensation program:

WHAT WE DO	WHAT WE DON’T DO
 ✓ Pay for Performance. Significant emphasis on incentive- and performance-based compensation, with 60% of annual long-term incentive awards comprised of performance RSUs.
✓ Compensation Program Responsive to Stockholder Feedback. We seek stockholder input and perspective on our compensation program.
✓ Benchmarking to Similarly Sized Companies. We annually review external market data prepared by our independent compensation consultant and avoid benchmarking executive pay to oversized peers by ensuring that the market data reflects companies of similar revenue size.
✓ Clawbacks. We have a clawback policy that not only complies with but exceeds the NYSE listing standards, allowing us to recover compensation under our annual and long-term incentive plans in appropriate circumstances, including restatements.
✓ “Double Trigger” Vesting in a Change in Control.
✓ Limited Perquisites and Tax Reimbursements.
✓ Stock Ownership Requirements. We maintain robust requirements for our executive officers and directors.
✓ Independent Compensation Consultant.

 X No Hedging or Pledging. We do not permit hedging or pledging of our securities by our executive officers and directors.
X No Excise Tax Gross-ups. There are no tax gross-ups on change-in-control benefits.
X No Employment Agreements for our Executive Officers.
X No Excessive Risk-Taking in Incentive Compensation. Our annual and long-term incentive programs use multiple performance metrics and capped pay-outs and other features intended to minimize the incentive to take overly risky actions.
X No Guaranteed Minimum Pay-out for our Annual or Long-term Performance-based Awards.

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COMPENSATION DISCUSSION AND ANALYSIS
2025 EXECUTIVE COMPENSATION PLAN DESIGN
Following a comprehensive review of our executive compensation program with Exequity, our executive compensation consultant, we made minimal changes to our executive compensation program in 2025, including: (i) broadening the performance zone for safety metric results within our short-term incentive plan, specifically Total Recordable Incident Rate ("TRIR") and Days Away, Restricted or Transferred ("DART") to reflect best practice norms from minimum payouts at 85% of target performance to 70%, and maximum payouts from 115% of target performance to 120%, and (ii) broadening the performance zone for cumulative EBITDA within our long-term incentive plan to provide equal leverage above and below target. The following are some of the key design attributes and components of BWXT's 2025 incentive program.

2025 Executive Compensation Plan Design Overview
Pay Philosophy	Base salary, annual incentive and long-term incentive compensation designed to attract and retain leadership talent and incent a strong focus on operating results and alignment with stockholder interests.
Annual Incentive Program	95% financial performance (70% operating income and 25% free cash flow) and 5% safety performance, with the potential for individual performance adjustments. Maximum bonus payouts are capped at 200% of an individual's target bonus amount. Both Company and individual performance objectives are established at the beginning of the annual performance period.
Long-Term Incentive Program	20% time-based restricted stock units, 20% time-based non-qualified stock options and 60% performance RSUs with performance based on 40% cumulative adjusted EBITDA, 40% Average Return on Invested Capital ("ROIC") and 20% relative Total Shareholder Return ("TSR") performance metrics to drive growth, promote efficient capital management and align with stockholder returns.

Financial & Safety Performance Metrics for Annual Incentive Awards	Financial Performance Metrics for Performance-Based RSUs
70% Operating Income 25% Free Cash Flow 5% TRIR / DART	40% Adjusted Cumulative EBITDA 40% Average Return on Invested Capital 20% Relative Total Shareholder Return

26 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
SECTION 2: COMPENSATION STRUCTURE
PHILOSOPHY AND OBJECTIVES OF EXECUTIVE COMPENSATION
We seek to provide reasonable and competitive compensation to executives through programs structured to:
•attract and retain well-qualified executives;
•incentivize and reward short- and long-term company performance, as well as individual contributions; and
•align the interests of our executives with those of our stockholders.
We subscribe to a “pay-for-performance” philosophy when designing executive compensation. This means a substantial portion of an executive’s target compensation should be “at risk” and performance-based, where the value of one or more elements of compensation is tied to the achievement of pre-determined financial and/or other measures we consider important drivers in the creation of stockholder value. Our compensation philosophy requires that a substantial portion of total compensation be designed to appropriately balance short- and long-term performance incentives to align our Named Executives’ interests with those of our stockholders.
ELEMENTS OF EXECUTIVE COMPENSATION
To support our compensation philosophy and objectives, our executive compensation program consists of base salary, annual incentives and long-term incentives, which we refer to as Total Direct Compensation. In addition to the elements of Total Direct Compensation, we also offer other benefits and practices consistent with the market. See “Section 3: Other Benefits and Practices” on the following pages of this CD&A for additional information on these benefits and practices.
The Compensation Committee does not set a specific target allocation among the elements of total direct compensation; however, long-term incentive compensation typically represents the largest single element of target total direct compensation, and performance-based compensation constitutes the most significant portion of a Named Executive’s target Total Direct Compensation.
The following table and chart reflect the key elements and proportion of each Named Executive’s target Total Direct Compensation for 2025, the rationale for each element, and the financial performance metrics selected for our 2025 annual incentive awards.

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COMPENSATION DISCUSSION AND ANALYSIS
2025 TOTAL DIRECT COMPENSATION ELEMENTS

Element	Description	Primary Design Objectives
Base Salary	•Annual fixed cash compensation	•Attract and retain leadership talent •Compensate for role and responsibilities
Annual Incentive
•Annual incentive award based on 95% financial performance goals and 5% safety performance goals
•Financial performance metrics include:
◦Operating income (70%) and
◦Free cash flow (25%)
•Safety performance metrics include:
◦TRIR (2.5%) and
◦DART (2.5%)
•Financial and safety results determine payout multiplier (0% - 200%)
•No payout unless at least threshold operating income is achieved
•Individual performance modifier
•Payouts capped at 200% of target for maximum performance

•Emphasize operating results by heavily weighting financial performance
•Select financial performance metrics that align our short-term performance with our long-term performance objectives
•Align compensation with safety, which we view as a key component for the success of our business
•Incorporate individual performance to ensure focus on specific strategic goals unique to each executive's role and responsibilities

Long-Term Incentive
•Long-term incentive equity awards including:
◦60% performance-based restricted stock units with 3-year cliff vesting based on 40% cumulative adjusted EBITDA, 40% average ROIC and 20% relative TSR
◦20% restricted stock units with 3-year ratable vesting
◦20% non-qualified stock options with 3-year ratable vesting

•Alignment with stockholder interest
•Promote executive focus on long-term company performance
•Utilize performance metrics that are meaningful drivers of long-term value creation and align with stockholder returns
•Retain key talent through multi-year vesting

2025 TOTAL DIRECT COMPENSATION MIX

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PROGRAM RISK MITIGATION
We believe our compensation program is designed to retain and motivate our Named Executives at appropriate levels of business risk, which is generally mitigated through the following features of the compensation program.

Program Elements Mitigating Risk
Reasonable and Balanced Compensation Program
Using the elements of Total Direct Compensation, the Compensation Committee generally seeks to provide compensation opportunities for Named Executives at or near the median compensation through benchmarking. However, individual pay positioning may vary due to a variety of factors, including level of experience, performance, market demand, criticality of role, variance to applicable benchmark data and other factors. Accordingly, the committee's judgment will always be the guiding factor in compensation decisions. As a result, we believe the Total Direct Compensation of Named Executives provides reasonable compensation opportunity with an appropriate mix of cash and equity, annual and long-term incentives and performance metrics

Emphasis on Long-Term Incentive over Annual Incentive Compensation
Long-term incentive compensation, denominated in equity, typically makes up a larger percentage of a Named Executive’s target Total Direct Compensation than annual incentive compensation. Incentive compensation helps drive performance and align the interests with those of stockholders. By tying a significant portion of Total Direct Compensation to long-term incentives, typically over a three-year period, we promote longer-term perspectives regarding Company performance.

Long-Term Incentive Compensation subject to Forfeiture for Bad Acts; Clawback
The Compensation Committee may terminate any outstanding stock award if the recipient (i) is convicted of a misdemeanor involving fraud, dishonesty or moral turpitude or a felony for any reason, or (ii) engages in conduct that adversely affects or may reasonably be expected to adversely affect the business reputation or economic interests of the Company. Additionally, incentive compensation awards include provisions allowing us to recover excess amounts paid to individuals in the event of a restatement, among other things.

Linear and Capped Incentive Compensation Payouts
The Compensation Committee establishes financial performance goals that are used to plot a linear payout formula for annual and long-term incentive compensation to avoid detrimental behaviors that could be associated with cliffs in payout curves. The maximum payout for both annual incentives and performance restricted stock units is capped at 200% percent of target.

Use of Multiple and Appropriate Performance Metrics
We use multiple performance metrics to avoid having compensation opportunities overly weighted toward the performance result of a single measure. In general, our incentive programs are based on a mix of financial, safety, stockholder return and individual performance measures.

Stock Ownership Guidelines
Our executive officers, including Named Executives, and directors are subject to stock ownership guidelines that help to promote longer-term perspectives and align the interests with those of our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS
DETERMINING NAMED EXECUTIVE COMPENSATION
The following summarizes the process followed by our Compensation Committee to determine our executive compensation program and practices.

How Compensation Decisions Are Made
Compensation Committee's Role
•The Compensation Committee establishes the target Total Direct Compensation of our executives and administers other benefit programs.
•The Compensation Committee reviews the design of the program and establishes the performance metrics and goals under the incentive programs.
•The Compensation Committee evaluates incentive compensation payouts to ensure they are reflective of the Company and individual performance target attainment.

Compensation Planning Process
•Members of the Compensation Committee and our management team evaluate the advisory vote on executive compensation and stockholder feedback regarding our compensation programs and governance practices.
•We engage with and solicit stockholder feedback regarding executive compensation and other matters, which are reported to the Board and Committees.
•The Compensation Committee discusses plan design alternatives and considerations with the executive compensation consultant.
•The Compensation Committee reviews existing plan performance results to determine if changes are needed.
•Annual and long-term compensation plan design and performance metrics and targets are approved.

How Our Compensation Committee Sets Annual and Long-Term Incentive Performance Goals
Determining Financial Goals
•Our Compensation Committee strives to set financial performance goals that are rigorous, meaningful and reflective of the current operating environment.
•For our 2025 annual incentive plan, the committee set performance goals as follows:
◦Operating Income (70%): The committee set the target goal based on the Company's 2025 annual plan and a review of historical performance.
◦Free Cash Flow (25%): The committee set the target goal based on the Company's 2025 free cash flow annual plan and a review of historical performance.
◦TRIR and DART (5%): The committee set the target goal based on a 5% improvement over the Company's five-year actual average results.
•The committee set our 2025 long-term incentive plan financial performance goals as follows:
◦EBITDA (40%): The target goal was set to focus on profitability and operational performance that aligns with our public guidance.
◦Return on Invested Capital (40%): The target goal was established to be higher than the average return on invested capital of our compensation peer group and in consideration of our actual performance and future projections.
◦Relative Total Shareholder Return (20%): The target goal was intended to align with long-term performance for stockholders (measured by cumulative TSR with dividends reinvested) relative to a relevant industry index that we believe best captures our performance against companies that would be similarly impacted by certain variables and trends in the economy.

Determining Individual Goals
•To ensure individual accountability plays a role in annual incentive payout determinations, pre-approved individual goals for our Named Executives are established at the start of the year and are assessed at the end of the year. That assessment determines whether there will be any adjustment up or down to the Named Executive's annual incentive payment, as approved by the Compensation Committee, or in the case of the Chief Executive Officer, the independent directors of the Board. In all cases, the resulting annual incentive payment amount may not exceed 200% of target.

Determining Safety Goals
•To promote rigor and continuous improvement in our safety goals, the committee sets our annual safety goals for TRIR and DART to reflect improvement over our historical results and to ensure we maintain a best-in-class safety positioning versus industry

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COMPENSATION DISCUSSION AND ANALYSIS

Resources and Advisers to Our Compensation Committee
Independent Outside Consultant
•Provides the Compensation Committee with information and advice on the design, structure and level of executive and director compensation.
•Attends Compensation Committee meetings, including executive sessions.
•Engaged and directed by the Compensation Committee.
•Works directly with our Compensation Committee on the compensation of our Named Executives, including our Chief Executive Officer.
•Exequity served as executive compensation consultant to the Compensation Committee for 2025.

Management
•Our Human Resources department, in consultation with the Compensation Committee chair and Exequity, prepares information for the Compensation Committee, including market data and recommendations provided by our Chief Executive Officer regarding compensation of other executives.
•Our Chief Executive Officer and senior Human Resources personnel attend committee meetings and, as requested by the Compensation Committee, participate in deliberations on executive compensation (except with respect to their own compensation) in select executive sessions.

Stockholder Outreach and Stockholder Vote on Executive Compensation
•We provide our stockholders with the opportunity to cast an annual advisory vote on the compensation of our Named Executives.
•98.71% of the votes cast at our 2025 Annual Meeting of Stockholders on the executive compensation proposal were voted in favor of our executive compensation programs.
•Over the past three years, our stockholders have shown strong support for our executive compensation proposals. To maintain this support, members of our management team have conducted and plan to continue to conduct outreach programs with our stockholders to discuss executive compensation, corporate governance and other matters. See "Stockholder Outreach" under "Corporate Governance" above for more information.
•Our Compensation Committee considers stockholder feedback when selecting financial performance metrics and the mix of equity award vehicles.

How We Set Target Compensation
Target Median Compensation
•We generally seek to set target compensation for each element of Total Direct Compensation and in the aggregate at or near median compensation of peer group and survey data for comparable positions.
•The Compensation Committee may adjust a Named Executive’s target compensation, including setting it outside the median range, for a variety of reasons, including:

	◦specific responsibilities; ◦performance; ◦tenure;	◦experience; ◦succession planning; ◦internal equity; and	◦other factors that are not typically captured by standard market data.
How We Benchmark Total Direct Compensation
Primary Benchmark: Custom Peer Group Proxy Data
•To help determine 2025 target compensation for our Named Executives, the Compensation Committee reviewed proxy data for our custom peer group, which serves as the principal reference group.
•The custom peer group consisted of 17 companies with whom we compete for executive talent from the aerospace and defense and other related industries. The companies in our custom peer group used to guide 2025 compensation decisions are listed at the end of this CD&A.
•The committee also utilizes the custom peer group to benchmark the design of our incentive compensation.

Secondary Benchmark: Survey Data	•In addition, the Compensation Committee reviewed survey data as a secondary benchmark for reviewing Named Executive compensation.
Annual Review
•The Compensation Committee reviewed each element of target compensation at the 25th, 50th (median) and 75th percentiles of the two benchmark groups to determine current positioning and whether any changes were warranted for 2025 target compensation.

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COMPENSATION DISCUSSION AND ANALYSIS
SECTION 3: COMPENSATION ANALYSIS AND OUTCOMES
2025 TARGET TOTAL DIRECT COMPENSATION OVERVIEW
The table below shows the 2025 target total direct compensation for each Named Executive.
2025 TARGET TOTAL DIRECT COMPENSATION

Named Executive	Annual Base Salary ($)	Annual Incentive ($)	Long-Term Incentive ($)	Target Total Direct Compensation ($)
Rex D. Geveden	1,125,000	1,406,250	5,500,000	8,031,250
Michael T. Fitzgerald	520,000	390,000	375,000	1,285,000
Gonzalo R. Cajade	425,000	255,000	700,000	1,380,000
Joseph K. Miller	475,000	332,500	250,000	1,057,500
Omar F. Meguid	475,000	261,250	450,000	1,186,250
Robb A. LeMasters(1)	600,000	480,000	1,250,000	2,330,000
Kevin M. McCoy	775,000	542,500	850,000	2,167,500
Robert L. Duffy	525,000	341,250	750,000	1,616,250

(1) Mr. LeMasters transitioned out of the CFO role on May 12, 2025. As a result, he did not receive a payout for the annual incentive     plan for 2025. For more information see "Transition Arrangements."

ANNUAL BASE SALARY ADJUSTMENTS
Our Compensation Committee generally reviews base salaries of our Named Executives on an annual basis with any adjustments to base salary effective April 1 of each year, with occasional reviews during the year to reflect promotions, increases in responsibilities or other compensation-related events. Set forth below are the base salaries for each of our Named Executives, as determined by the Compensation Committee based on its review of comparative market data for each Named Executive.
2025 ANNUAL BASE SALARY

Named Executive	2025 Starting Salary ($)	2025 Year End Salary ($)	Change (%)
Mr. Geveden	$1,025,000	$1,125,000	9.8%
Mr. Fitzgerald(1)	$350,000	$520,000	48.6%
Mr. Cajade(2)	N/A	$425,000	—%
Mr. Miller(3)	$370,000	$475,000	28.4%
Mr. Meguid	$450,000	$475,000	5.6%
Mr. LeMasters	$565,000	$600,000	6.2%
Adm. McCoy	$760,000	$775,000	2.0%
Mr. Duffy	$500,000	$525,000	5.0%
(1)Mr. Fitzgerald received three salary adjustments during 2025 with respect to his normal annual salary adjustment issued in April 2025 and those specific to his appointments to interim SVP, Chief Financial Officer and subsequently SVP, Chief Financial Officer, respectively.
(2)Mr. Cajade was hired in June 2025.
(3)Mr. Miller received two salary adjustments during 2025 with respect to his normal annual salary adjustment issued in April 2025 and that specific to his appointment to President, Government Operations.

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COMPENSATION DISCUSSION AND ANALYSIS
ANNUAL INCENTIVE COMPENSATION
Overview and Design. We pay annual incentives to drive the achievement of key business results and to recognize individuals based on their contributions to those results. The Compensation Committee administers cash-based annual incentive compensation for our Named Executives through our Executive Incentive Compensation Plan (“EICP”), which was previously approved by our stockholders.
Analysis of Target Percentage.  The Compensation Committee set target percentages indicated in the table below during its annual review of executive compensation in February 2025. Set forth below are the target percentages for each of our Named Executives, as determined by the Compensation Committee based on its review of comparative market data for each Named Executive.
2025 TARGET ANNUAL INCENTIVE COMPENSATION

Named Executive	EICP Target %(1)
Mr. Geveden	125%
Mr. Fitzgerald	75%
Mr. Cajade	60%
Mr. Miller	70%
Mr. Meguid	55%
Mr. LeMasters	80%
Adm. McCoy	70%
Mr. Duffy	65%

(1)Each Named Executive’s EICP target compensation was calculated by multiplying the applicable EICP Target % by the applicable projected earnings from salary during 2025. See “Compensation of Executive Officers – Summary Compensation Table” for each Named Executives’ earnings from salary during 2025.

The following provides details on the performance metrics selected by our Compensation Committee for our 2025 EICP.

2025 EICP Performance Metrics
Financial (95%) Operating Income (70%) Free Cash Flow (25%)
Rationale: Operating income is our primary measure of profitability, which we believe is a strong driver of shareholder value; Free cash flow promotes management focus on strong cash flow generation to support our balanced capital deployment strategy.

Key Features:  No pay-out unless at least threshold BWXT consolidated operating income performance goal is achieved; financial performance determines the maximum amount a Named Executive can earn.

Payout Calculation: Ranges from 0% - 190% based on achievement of financial goals; result is referred to as the “Financial Multiplier.”

Safety (5%) TRIR (2.5%) DART (2.5%)
Rationale:  A key component of the success of our business is safety, and TRIR and DART performance targets are included in the individual goal to focus attention on day-to-day operational safety by measuring (i) the rate of recordable workplace injuries and (ii) the severity of injuries, respectively.

Payout Calculation:  Ranges from 0% - 10% based on achievement of safety goals.

Individual Performance Adjustment
Rationale:  Allows our Compensation Committee (or the independent directors of the Board, in the case of Mr. Geveden) to differentiate incentive pay-outs among our Named Executives by assigning an individual performance adjustment score for each Named Executive based on the assessment of each Named Executive's individual performance versus pre-established performance objectives during 2025.

Adjustment Range: Individual performance adjustments can be positive or negative and are expected to be relatively modest absent extraordinary circumstances. In no event will payouts exceed 200% of target payout.

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COMPENSATION DISCUSSION AND ANALYSIS
Summary of EICP Payouts. The total payout percentage represents the combined results of applicable financial, safety and individual performance for each Named Executive. The amount paid under the EICP for 2025 can be illustrated by the following formula:
Total Cash Award = Salary  x  Target  %  x (Financial Multiplier % + Safety Multiplier %) x Individual Performance Adjustment %, with a minimum payout of 0% and a maximum payout of 200% of target
At the time the Compensation Committee established the 2025 financial goals, it designed the 2025 annual incentive plan to exclude from actual operating income and operating cash flow results the effect of certain pre-established items that it believed would not reflect operating performance, including (1) expenses associated with restructuring activity or asset acquisitions or dispositions, (2) pension accounting mark-to-market losses, (3) losses in respect of legal proceedings, divestitures, and impairment to assets, (4) acquisition-related amortization, (5) currency fluctuations, (6) acts of God, and (7) other unusual or non-recurring items.
Regardless of the level of performance achieved, the Compensation Committee retains the right to adjust the amount of annual incentive compensation payable in its discretion. No such discretion was applied to the 2025 payouts.
2025 EICP Performance Goals. The Compensation Committee established the following financial and safety performance goals for 2025.
2025 EICP FINANCIAL GOALS

Metric (Weight)	Threshold Goal 50% Payout	Target Goal 100% Payout	Maximum Goal 200% Payout	Actual(1)
Operating Income(2) (70%)	$386.4 million	$454.6 million	$522.8 million	$464.3 million
Free Cash Flow (25%)	$231.7 million	$272.6 million	$313.5 million	$320.3 million
(1) See "Analysis of Financial Performance" below for more information.
(2) The financial performance for all Named Executives is based on BWXT consolidated financial results, except for Mr. Miller and Adm. McCoy, for whom operating income (70% of 2025 EICP) is measured 37.5% on BWXT consolidated results and 32.5% on the Government Operations segment results.

2025 SAFETY GOALS
Safety Metric	Threshold	Target	Maximum	Actual
TRIR	0.87	0.64	0.54	0.78
DART	0.41	0.30	0.25	0.37
Analysis of 2025 EICP Financial and Safety Performance Results. The adjusted financial performance results for the 2025 performance period resulted in a 133.4% Financial Multiplier payout level for each of our Named Executives (140.1% for Mr. Miller and Adm. McCoy) versus the target level of 100%. These results included mandatory, pre-established adjustments from our GAAP operating income and operating cash flow results for the items discussed on the previous page.
Analysis of 2025 EICP Individual Performance Adjustments. Our Compensation Committee evaluates our Named Executives (and the independent directors of the Board, in the case of Mr. Geveden) on pre-established individual performance goals when establishing 2025 annual payouts under the EICP. The independent directors of the Board considered the aggregate achievements of the other Named Executives, as overseen and driven by the Chief Executive Officer, along with his significant focus on upgrading key talent across the BWXT enterprise in 2025; his focus on continuous improvement which resulted in significant operational improvements and garnered a positive response from the Company's investor and customer base; the completion of the Kinectrics acquisition in Canada, and several transformational contract and program wins including two National Nuclear Security Administration contracts for the domestic enrichment of uranium, and for high purity depleted uranium production for defense applications, and joint venture contract wins specific to Canadian Nuclear Laboratories and an owner's engineer contract for the government of Bulgaria specific to the Kozloduy nuclear power plant, both of the latter expanding BWXT's international presence. As a result, Mr. Geveden had an Individual Performance Result of 115%.
The Compensation Committee evaluated the individual performance factors of the other Named Executives and considered recommendations from the Chief Executive Officer when establishing 2025 annual payouts under the EICP.
For Adm. McCoy, the Compensation Committee considered his significant operational performance at several of his key sites; and his successful post-close integration of the Aerojet Ordnance Tennessee acquisition. Mr. Miller’s
34 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
individual performance factor was specific to his role with securing two key contracts with the National Nuclear Security Administration and a key contract supporting Canadian Nuclear Laboratories, all of which exceeded $1 billion in total value. Mr. Fitzgerald’s individual performance factor reflected the completion of the Company’s new financial consolidations and forecasting system, the financial integration of the Aerojet Ordnance Tennessee and Kinectrics acquisitions and the completion of the Company’s debt conversion strategy. Mr. Cajade’s performance factor reflected several senior key executive placements and the reduction of total executive headcount to drive efficiency, the completion of several key actions to reduce post-employment benefit obligations, and the roll-out of several key employee development programs to enhance succession readiness. For Mr. Duffy, the Compensation Committee considered his assumption of additional responsibilities specific to the advancement of the Company’s continuous improvement initiatives, and the successful negotiation and ratification of a key collective bargaining agreement when determining his individual performance factor. For Mr. Meguid, his individual performance factor reflected the completion of his final performance objectives in anticipation of his retirement from the Company. Mr. LeMasters was ineligible for participation in the 2025 EICP due to his separation from the Company. As a result, Adm. McCoy, Mr. Miller, Mr. Fitzgerald, Mr. Cajade, Mr. Duffy, and Mr. Meguid had individual performance adjustments of 100%, 110%, 115%, 115%, 110%, 100%, respectively.
Analysis of EICP Payouts. The following table indicates the amount earned under the EICP by our Named Executives based for the 2025 performance period (January 1, 2025 – December 31, 2025).
2025 EICP PAYOUTS(1)

	Mr. Geveden	Mr. Fitzgerald	Mr. Cajade(2)	Mr. Miller(3)	Mr. Meguid	Adm. McCoy(3)	Mr. Duffy
Earnings from Salary	$1,100,000	$451,828	$425,000	$430,729	$468,750	$348,767	$518,750
Target Percentage	125.0%	75.0%	60.0%	70.0%	55.0%	70.0%	65.0%
Target Incentive Dollars(4)	$1,375,000	$309,183	$255,000	$266,823	$257,813	$244,137	$337,188
Aggregate Financial and Safety Multiplier	133.4%	133.4%	133.4%	140.1%	133.4%	140.1%	133.4%
Individual Performance Adjustment	115%	115%	115%	110%	100%	100%	110%
Performance Percentage Applied(5)	153.5%	153.3%	153.3%	154.0%	133.0%	140.1%	146.5%
Total 2025 EICP Payout(6)	$2,110,000	$474,000	$391,000	$411,000	$343,000	$342,000	$494,000

(1)	Mr. LeMasters transitioned out of the CFO role on May 12, 2025. As a result, he did not receive a payout for the EICP for 2025. For more information see "Transition Arrangements"
(2)	Mr. Cajade's 2025 target EICP award was not prorated to reflect his employment period in-year per his new hire offer.
(3)	The financial performance for all Named Executives is based on BWXT consolidated financial results, except for Mr. Miller and Adm. McCoy, for whom operating income (70% of 2025 EICP) is measured 37.5% on BWXT consolidated results and 32.5% on Government Operations segment results. With respect to Adm. McCoy, Earnings from Salary reflect such as earned between January 1 - June 16, 2025, at which time he transitioned to the non-Executive Officer position of SVP, Chief Nuclear Officer.
(4)	Target incentive dollars takes into consideration the prorated impact of salary and EICP target percentage changes that occurred for Mr. Fitzgerald and Mr. Miller given their mid-year position changes.
(5)	For each Named Executive, the Performance Percentage Applied is the aggregate Financial and Safety Multiplier multiplied by the Individual Performance Adjustment as determined by the Compensation Committee for such Named Executive, with the exception of the Chief Executive Officer, which was determined by the Board of Directors.
(6)	Amount is derived by multiplying Earnings from Salary by the Performance Percentage Applied. Amounts may not foot due to rounding.

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COMPENSATION DISCUSSION AND ANALYSIS
LONG-TERM INCENTIVE COMPENSATION

Value of 2025 Target Long-Term Incentive Compensation. The following table shows the 2025 target long-term incentive compensation for each Named Executive.

2025 TARGET LONG-TERM INCENTIVE COMPENSATION

Named Executive	Target Value
Mr. Geveden(1)	$5,500,000
Mr. Fitzgerald	375,000
Mr. Cajade	700,000
Mr. Miller(2)	250,000
Mr. Meguid(3)	450,000
Mr. LeMasters(4)	1,250,000
Adm. McCoy	850,000
Mr. Duffy	750,000
(1) Target Value excludes a special one-time award granted to Mr. Geveden on May 7, 2025 consisting of performance stock options and performance restricted stock units with a combined grant date target value of $5,500,000 as described in "Special Performance Grant for Mr. Geveden."
(2) Target Value excludes a special one-time award granted to Mr. Miller on July 1, 2025 consisting of restricted stock units, performance restricted stock units and nonqualified stock options with a combined grant date target value of $500,000, as described in the footnotes of the Grants of Plan-Based Awards table.
(3) Target Value excludes a special one-time award granted to Mr. Meguid on February 26, 2025 consisting of restricted stock units with a grant date target value of $300,000, as described in the footnotes of the Grants of Plan-Based Awards table.
(4) Target Value excludes a special one-time award granted to Mr. LeMasters on January 9, 2025 consisting of performance restricted stock units with a grant date target value of $1,150,000, as described in "Special Performance Grant for Mr. LeMasters."

2025 Target Long-Term Incentive Award Types. In determining the type and mix of stock granted to our Named Executives, the Compensation Committee seeks to maintain a strong correlation between pay and performance while promoting retention of key employees. The Compensation Committee allocated 2025 long-term incentive compensation as follows.

Long-Term Incentive Award Mix

36 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
2025 RESTRICTED STOCK UNITS
When granting restricted stock units, the Compensation Committee targets a dollar value rather than a number of shares or units. The target value was set by the Compensation Committee as previously discussed. The fair market value was the closing price of our common stock on the NYSE on the date of grant.
For more information regarding the 2025 restricted stock units, see the "Grants of Plan-Based Awards" table under “Compensation of Executive Officers” below.
2025 STOCK OPTIONS
When granting non-qualified stock options, the Compensation Committee targets a dollar value rather than a number of shares. The target value was set by the Compensation Committee as previously discussed. We used a Black-Scholes model to determine valuation, and the strike price was the closing price of our common stock on the NYSE on the date of grant. The Compensation Committee elected to continue to use stock options as an element of compensation in 2025 in order to align management with total stockholder return. In combination with performance restricted stock units discussed further below, this ensures that 80% of long-term incentives are performance based.
For more information regarding the 2025 stock options, see the "Grants of Plan-Based Awards" table under “Compensation of Executive Officers” below.
2025 PERFORMANCE RESTRICTED STOCK UNITS

Attributes	Rationale
•Vest between 0% and 200% of the amount of initial shares granted depending on adjusted EBITDA performance (40% weighting), average ROIC performance (40% weighting) and relative TSR (20% weighting) attained during performance period.
•Performance period runs from January 1, 2025 through December 31, 2027.
•For each performance metric, results at the threshold, target and maximum goals produce vesting at 50%, 100% and 200%, respectively, of the initial performance restricted stock units granted.
•Vesting for performance results between threshold and target or target and maximum is determined by linear interpolation. No amount will vest with respect to any performance metrics unless threshold results are attained.

•We believe that over the long-term, there is a high degree of correlation between our adjusted EBITDA, as a measure of profitability and our stock price performance.
•Relative TSR aligns incentive payouts with stockholder value creation.
•Including ROIC helps promote management focus on asset utilization.
•We believe using different performance metrics than in the annual incentive compensation program reduces the focus on a single metric at the expense of others, helping to mitigate risk related to incentive compensation.

The Compensation Committee sets target and maximum goals based on the sum of the adjusted EBITDA estimates for each year of the performance period. To complement financial results under our annual incentive compensation program, we derived the estimates from the prior year adjusted EBITDA and assumed a growth rate of 6% for the target goal.
We set the threshold goal at 90% of the adjusted EBITDA target and maximum at 110% of the adjusted EBITDA target, consistent with the structure of annual incentive compensation. We set threshold, target and maximum goals for ROIC at 9.4%, 11.8% and 14.2%, respectively, which the Compensation Committee determined to be appropriate based on management’s projections of the Company’s financial results for the performance period. We set threshold, target and maximum goals for relative TSR at 25th percentile, 50th percentile and 75th percentile, respectively. TSR performance is measured against the companies that comprise the S&P Select Aerospace & Defense Select Industry Index at the beginning of the performance period.
For more information regarding the 2025 performance restricted stock units, see the "Grants of Plan-Based Awards" table under “Compensation of Executive Officers” below and disclosures under “Compensation of Executive Officers – Estimated Future Payouts Under Equity Incentive Plan Awards.”

2026 PROXY STATEMENT 37

COMPENSATION DISCUSSION AND ANALYSIS
2023 PERFORMANCE RESTRICTED STOCK UNITS
In 2023, the Committee established the following financial performance goals for the performance restricted stock units over the January 1, 2023 to December 31, 2025 performance period.
2023 PERFORMANCE RESTRICTED STOCK UNIT GOALS

Metric (Weight)	Threshold (0.5x)	Target (1.0x)	Max (2.0x)	FY 2023	FY 2024	FY 2025	FY 2023-2025 Results	Forecasted Multiplier
Avg. ROIC (%) (40%)	9.7%	12.1%	14.5%	11.7%	12.8%	11.7%	12.1%	39.6%
Adj. EBITDA ($M) (40%)	$1,373.2	$1,525.8	$1,601.5	$472.3	$505.2	$563.0	$1,540.5	47.6%
rTSR (20%)	25th%ile	50th%ile	75th%ile	N/A	N/A	N/A	75th%ile	40.0%
Combined Multiplier								127.20%
Analysis of Financial Performance. Based on the actual results for the three-year adjusted EBITDA, return on invested capital and relative TSR metrics in relation to the respective goals, the Compensation Committee determined the weighted financial performance was 127.2% of target under the 2023 Performance Restricted Stock Unit Award in February 2026. The following table indicates the shares earned under the LTIP by our Named Executives for the January 1, 2023 to December 31, 2025 performance period.
ANALYSIS OF 2023 PERFORMANCE RESTRICTED STOCK UNIT PAYOUT

	Mr. Geveden	Mr. Fitzgerald	Mr. Cajade(1)	Mr. Miller	Mr. Meguid	Mr. LeMasters	Adm. McCoy	Mr. Duffy
Target Award (in Shares)	40,842	2,188	N/A	1,458	3,695	10,453	5,834	6,807
Weighted Financial Performance Percentage(2)	1.272	1.272	N/A	1.272	1.272	1.272	1.272	1.272
Total Earned Shares	51,951	2,783	N/A	1,855	4,701	13,296	7,421	8,659

(1)	Mr. Cajade was not employed by BWXT at the time of the 2023 grants of Performance Restricted Stock Units, and as such was ineligible for a payout.
(2)	80% of the weighted financial performance is based on BWXT consolidated financial results (40% for three-year cumulative EBITDA and 40% for average return on invested capital performance over the measurement period), and 20% is based on relative total shareholder return over the measurement period.

38 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
SECTION 4: OTHER BENEFITS AND PRACTICES

SPECIAL PERFORMANCE GRANTS

Rex D. Geveden

On May 7, 2025, the Board approved a special grant of performance restricted stock units and non-qualified performance stock options to Rex D. Geveden, President and Chief Executive Officer, with a grant date fair value of $6,433,166. This award is intended to further incentivize long-term shareholder value creation and contains aggressive performance hurdles that must be met to generate payouts under the terms of the award. The performance restricted stock unit component of the award, with a grant date fair value of $2,199,920, will cliff vest on December 31, 2027, subject to the achievement of cumulative revenue (50%) and EBITDA margin expansion (50%) targets for the performance period January 1, 2025 through December 31, 2027 (the “First Performance Period”). The number of performance restricted stock units earned will be based on the level of performance achieved during the First Performance Period with potential payouts ranging from 0% to 150% on each metric. The terms of the performance restricted stock unit award agreement are largely consistent with the Company’s prior performance restricted stock unit award agreements with the exclusion of retirement-related vesting provisions that would otherwise be applicable to Mr. Geveden. The non-qualified performance stock option component of the award, with a grant date fair value of $4,233,246, will cliff vest on December 31, 2027, subject to the achievement of total shareholder return relative to the S&P Aerospace and Defense Select Index for the performance period May 7, 2025 through December 31, 2027 (the “Second Performance Period”). The number of stock options earned will be based on the level of performance achieved during the Second Performance Period with potential payouts ranging from 0% to 150%.

Robb A. LeMasters

On January 9, 2025, the Board approved a special grant of 10,000 performance restricted stock units to Robb A. LeMasters, who served as Executive Vice President and Chief Financial Officer, with a grant date fair value of $1,145,300, in order to support the long-term retention of Mr. LeMasters and further incentivize long-term shareholder value creation over a 36-month performance period. The performance restricted stock units cliff vest on or after December 31, 2027, subject to the achievement of the projected financial metrics for compound annual growth rates for the Company’s revenue, adjusted EBITDA and free cash flow from January 1, 2025 through December 31, 2027 (the “Performance Period”), as well as achievement of the cumulative EBITDA targets for each of the recently announced acquisitions of Aerojet Ordnance Tennessee, Inc. and Kinectrics, Inc. during the Performance Period. Each metric is equally weighted at 20% of the total. The number of performance restricted stock units earned will be based on the level of performance achieved during the Performance Period with potential payouts ranging from 0% to 200% on each metric, subject to continued employment through the vesting date. Given Mr. LeMasters’ termination of employment on March 2, 2026, the performance restricted stock units will be subject to pro-ration by dividing the total number of days he remained actively employed following the beginning of the Performance Period by the total number of days in the originally contemplated performance cycle. Future payouts of the pro-rated performance restricted stock units will then be determined based on actual performance versus the originally established metric targets at the end of the Performance Period.

OTHER SPECIAL EQUITY GRANTS

Joseph K. Miller

Mr. Miller received a grant of performance restricted stock units, restricted stock units and non-qualified stock options with a grant date fair value of $521,404 on July 1, 2025 in conjunction with, and in recognition of his promotion to the role of President, Government Operations. The grant was comprised of performance restricted stock units, restricted stock units and stock options, each comprising 60%, 20%, and 20% of the grant date fair value, respectively. The number of performance restricted stock units earned will be based on the same performance metrics established by the Compensation Committee covering the performance period of 2025-2027, as were granted to the Named Executives under the 2025 long-term incentive compensation program (see "2025 Performance Restricted Stock Units" above). The restricted stock unit portion of the grant will vest ratably over a three-year period.

2026 PROXY STATEMENT 39

COMPENSATION DISCUSSION AND ANALYSIS

Omar F. Meguid

On February 20, 2025, the Board approved a retention grant of restricted stock units with a grant date fair value of $299,978 to Omar F. Meguid to secure his continued engagement as Senior Vice President, Chief Digital Officer though February 2026. The restricted stock units vested on March 15, 2026.

TRANSITION ARRANGEMENTS
Chief Financial Officer Transition
On May 12, 2025, Robb A. LeMasters, who served as Executive Vice President and Chief Financial Officer, and the Company entered into a transition agreement relating to his termination without cause from the Company (the "Transition Agreement"). Effective May 12, 2025, Mr. LeMasters transitioned to Special Advisor to the CEO to assist with the transition of the Chief Financial Officer role until March 2, 2026. The Transition Agreement provided that Mr. LeMasters will:
•receive $494,795 as salary continuation in his role as Special Advisor to the CEO through March 2, 2026;
•not receive a payout under the 2025 annual incentive plan;
•not participate in the 2026 annual or long-term incentive plan;
•receive a cash payment of $105,205 plus an additional cash payment equal to nine months of COBRA premiums for continuation coverage on March 2, 2026 in exchange for his assistance with the CFO transition, provided that he executes and does not revoke a release of claims against the Company and that he remains employed with the Company through March 2, 2026; and
•continue in participation in certain of our employee benefit plans (subject to the terms and conditions of such plans).
Unvested equity awards previously granted to Mr. LeMasters will continue to vest through the termination date, subject to the terms set forth in the respective award agreements.
OTHER BENEFITS AND PERQUISITES
Subject to applicable eligibility rules, our Named Executives receive all of the benefits offered to other BWXT employees generally, including medical and other health and welfare benefits and participation in our qualified and non-qualified defined contribution retirement plans. We offer these benefits to our Named Executives and other employees consistent with market practice. Our Named Executives receive additional limited perquisites, which we provide consistent with the types and amounts offered to other executives in the industry.
We provide the following perquisites to our Named Executives: relocation and temporary housing assistance (as applicable and necessary for business purposes), annual physicals, tax and financial planning services, reimbursement of limited expenses in connection with a spouse accompanying them on business travel and other miscellaneous items. We believe the personal benefits offered to our Named Executives are reasonable and appropriate. We also provide our Named Executives with limited tax assistance with respect to relocation and the reimbursement of limited spousal expenses discussed above. For relocation, the Company provides tax assistance to Named Executives on the same basis provided to other employees receiving relocation assistance.
For a description of the values and valuation methodology associated with perquisites provided in 2025, see the notes and narratives to the Summary Compensation Table under “Compensation of Executive Officers” below.
RETIREMENT BENEFITS
Overview. We provide retirement benefits to our Named Executives through a combination of qualified and non-qualified defined contribution retirement plans.
We maintain a broad-based, qualified 401(k) plan (our “Retirement Savings Plan" or "RSP"). All of our Named Executives participated in the RSP in 2025.Under this plan we provide a company non-elective contribution ranging from 3% to 8% of an employee's base salary based on an employee's service with the company (the "Service Based Contribution") as well as a company match of 50% of the first 6% of an employee's base salary deferrals, both to IRC limits. Company Service Based Contributions and match under the RSP are subject to three-year cliff-vesting based on an employee's hire date. We also maintain a non-qualified Excess Retirement Savings Plan ("ERSP") for which our Named Executives and other specified BWX Technologies, Inc. executives are eligible.
Our Compensation Committee established the ERSP to (1) more closely align our executive retirement plans with
40 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
general and industry market practices, (2) ensure the competitiveness of retirement benefits for our executives who are not eligible to participate in our Pension Plans, and (3) restore benefits that would otherwise be provided under our RSP absent IRC limits on eligible compensation, employee deferrals and employer contributions. The ERSP largely contains the same principal features as our RSP with the exception of IRC deferral and contribution limits, and participation, if elected, commences once RSP employee pre-tax and/or Roth deferral limits are met. Under the ERSP we provide a company non-elective contribution ranging from 3% to 8% of an employee's base salary based on an employee's service with the company (the "Service Based Contribution") as well as a company match of 50% of the first 6% of an employee's base salary deferrals. Company Service Based Contributions and match under the ERSP are subject to three-year cliff-vesting based on an employee's hire date.
All of our Named Executives, with the exception of Mr. Cajade who was ineligible to elect a deferral upon hire for compensation earned in 2025, participated in our ERSP in 2025 with respect to base salary deferrals. Our obligations under the ERSP are unfunded and plan benefits are payable from the general assets of the Company. While the ERSP allows for the deferral of base salary, and deferral of up to 100% of restricted stock units and performance restricted stock units; only base salary deferrals are eligible for a company match or Service Based Contributions.
Through December 31, 2023, BWX Technologies, Inc. maintained an active non-qualified deferred compensation plan known as the Supplemental Executive Retirement Plan ("SERP"). This plan allowed eligible employees to defer none, all or part of their annual incentive compensation, restricted stock units, and performance restricted stock units under the plan. While the SERP continues to be maintained with respect to deferrals under the plan elected prior to December 31, 2023, any similar deferrals thereafter are made under the ERSP. Like the ERSP, obligations are unfunded and plan benefits are payable from the general assets of the Company.
See the “Nonqualified Deferred Compensation” table and accompanying narrative under “Compensation of Executive Officers” below for more information about the ERSP and SERP.
SEVERANCE ARRANGEMENTS
BWXT Severance Plan. We maintain the BWX Technologies, Inc. Executive Severance Plan to provide a measure of financial assistance to eligible executives, including the Named Executives, who are involuntarily terminated for reasons other than cause. The Executive Severance Plan provides for a lump sum payment of one year of base salary and the cost of nine months of continuation coverage for medical, dental and vision benefits under COBRA, and outplacement services for twelve months. Eligible executives must execute a general release, including non-compete, non-disclosure, non-disparagement and non-solicitation covenants, in order to receive such benefits.
Change-in-Control Agreements. The Company provides change-in-control agreements to certain executives, including the Named Executives. We believe change-in-control agreements protect stockholders’ interests by serving to:
•attract and retain top-quality executive management;
•assure both present and future continuity of executive management in the event of a threatened or actual change in control; and
•ensure the objective focus of executive management in the evaluation of any change in control opportunities.
Our change-in-control agreements contain what is commonly referred to as a “double trigger,” that is, they provide cash benefits only upon a qualified termination of the executive within 30 months following a change in control. Our 2020 Plan provides that vesting of stock awards in the event of a change in control will be subject to a double trigger. Additionally, the change-in-control agreements do not provide any tax gross-up on the benefits following a qualified termination. Instead, the change-in-control agreements contain a “modified cutback” provision, which acts to reduce the benefits payable to an executive to the extent necessary so that no excise tax would be imposed on the benefits paid, but only if doing so would result in the executive retaining a larger after-tax amount. The provision was included with the intent of benefiting the Company by seeking to preserve the tax deductibility of the benefits paid under the agreement, without compromising the objectives for which the agreement was approved.
See the “Potential Payments Upon Termination or Change in Control” tables under “Compensation of Executive Officers” below and the accompanying disclosures for more information regarding the change in control agreements with our Named Executives, events considered to be change in control events and other plans and arrangements that have different trigger mechanisms relating to a change in control.

2026 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

OTHER COMPENSATION POLICIES AND PRACTICES
Stock Ownership Guidelines. We maintain stock ownership guidelines for our executives and non-management directors. These guidelines establish minimum stock ownership levels of two to five times annual base salary for our executives, and five times annual base retainer for non-management directors. Below are the minimum ownership levels for our non-management directors and Named Executives:
•Non-management Directors – Five times (5x) annual base retainer
•Chief Executive Officer – Five times (5x) annual base salary
•Other Named Executives – Three times (3x) annual base salary
Securities that count toward achieving the required ownership levels include:
•Company stock owned outright;
•Unvested Restricted Stock Units;
•Dividend Equivalent Rights paid in shares (as applicable to non-management directors only); and
•Stock owned in the Thrift Plan.
Neither unvested Performance Restricted Stock Units nor Non-Qualified Stock Options count toward the achievement of the required ownership levels.
Directors and executives have five years to achieve their respective minimum ownership levels. No executive or director is authorized to sell any shares of our common stock (other than to satisfy applicable withholding tax obligations resulting from a transaction involving such stock or to cover the exercise price of stock options) unless they have met their respective guideline. The Governance Committee annually reviews the compliance with these guidelines and has discretion to waive or modify the stock ownership guidelines for directors and executives. All of our directors and Named Executives have achieved, or are in the process of achieving, their minimum ownership levels in accordance with the stock ownership guidelines.
Timing of Stock and Option Awards. The Compensation Committee generally approves our annual executive stock-based awards, including stock options, for grant in February at its regularly scheduled meeting with the award date being effective as of the second business day following the filing of our annual report on Form 10-K with the SEC. On limited occasions, stock grants may be made on an interim basis, primarily for the purpose of approving a compensation package for a newly hired or promoted executive. These grants are typically made at the a regular meeting of the Compensation Committee and the grant is effective at that time. However, if the grant is during a blackout period, the grants are effective on the second business day following the filing of the quarterly report on Form 10-Q for that quarter. The exercise price for stock options is the closing price on the New York Stock Exchange on the grant date. Other than as described in this paragraph, neither the Board nor the Compensation Committee take material nonpublic information into account when determining the timing or terms of stock or option awards nor do they time the disclosure of material nonpublic information for the purpose of impacting the value of executive compensation.
Insider Trading Policy. We maintain an insider trading policy, which applies to directors, officers and employees considered insiders, and is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable NYSE listing standards. Our insider trading policy expressly prohibits covered individuals from purchasing or selling our securities while in possession of material, non-public information or otherwise using such information for their personal benefit. Our directors, officers and other employees are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act in order to, among other things, diversify their investment portfolios and/or exercise stock options before applicable expiration dates.
Hedging, Pledging and Short Sale Policies. We maintain a policy that prohibits all directors, officers and employees from trading in puts, calls or other options on Company securities and otherwise engaging in hedging or monetization transactions, such as zero-cost collars and forward-sale contracts, that are designed to hedge or offset any decrease in the market value of Company securities. Our policy also prohibits directors, officers and employees from holding Company securities in margin accounts, pledging Company securities and engaging in short sales of company securities. This policy applies to all Company securities, including common stock held by directors, officers and employees whether granted by the Company or held directly or indirectly by the individual.
42 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
Clawbacks. Incentive compensation awards include provisions allowing us to recover excess amounts paid to individuals who knowingly engage in a fraud resulting in a restatement. The Compensation Committee may also terminate any outstanding stock award if the recipient (i) is convicted of a misdemeanor involving fraud, dishonesty or moral turpitude or a felony, or (ii) engages in conduct that adversely affects or may reasonably be expected to adversely affect the business reputation or economic interests of the Company. The Company also has a clawback policy that complies with NYSE listing standards and requires the Company, in the event of a restatement, to recover from current and former executives, regardless of fault, any incentive-based compensation received during the three years preceding the date the Company concludes that an accounting restatement is required, that would not have been paid under the restated financial statements.
Proxy Data Custom Peer Group for 2025 Compensation. In 2024 for 2025, the Compensation Committee evaluated the existing peer group, and confirmed the continued relevance of the peer group based on size and operating characteristics and that no further changes were necessary. Further, the committee continued to rely upon 2024 public filings of this peer group with respect to the benchmarking and setting of 2025 compensation. Set forth below are the peer companies used in our 2025 compensation review.

•AAR Corp	•Huntington Ingalls Industries, Inc.	•Spirit AeroSystems Holdings, Inc.
•Barnes Group, Inc.*	•IDEX Corporation	•Teledyne Technologies Incorporated
•Crane Company	•ITT, Inc.	•TransDigm Group Incorporated
•Curtiss-Wright Corporation	•Mercury Systems, Inc.	•Triumph Group, Inc.*
•HEICO Corp.	•Moog Inc.	•Woodward, Inc.
•Hexcel Corporation	•Parsons Corporation

* Barnes Group, Inc. and Triumph Group, Inc. were both acquired and removed from the peer group going forward.
Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to certain executive officers. Although the Compensation Committee considers and evaluates the impact of Section 162(m), it believes that the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, where it is deemed necessary and in the best interests of the Company to attract and retain the best possible executive talent to compete successfully and to motivate such executives to achieve the goals inherent in our business strategy, the Compensation Committee has in the past approved and in the future may approve compensation to executive officers which exceeds the deductibility limits or otherwise may not qualify for deductibility.

2026 PROXY STATEMENT 43

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT
The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that BWXT specifically incorporates it by reference into such filing.
We have reviewed and discussed the Compensation Discussion and Analysis with BWXT’s management and, based on our review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE
Gerhard F. Burbach, Chair
James M. Jaska
John M. Richardson

44 2026 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
The following table summarizes prior compensation of our Named Executives for the time periods in which each was a Named Executive.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensa-tion(4)	Change in Pension Value and Nonqual-ified Deferred Compen-sation Earnings	All Other Compensation(5)	Total

Rex D. Geveden President and Chief Executive Officer	2025	$1,100,000	$6,736,928	$5,333,242	$2,110,000	$125,289	$337,374	$15,742,833
	2024	$1,012,500	$4,218,830	$959,983	$1,789,877	$40,460	$220,446	$8,242,096
	2023	962,500	3,509,655	840,005	1,112,500	—	248,430	6,673,090
Mike T. Fitzgerald Senior Vice President and Chief Financial Officer	2025	451,828	309,094	74,971	474,000	5,867	49,937	$1,365,697

Gonzalo R. Cajade Senior Vice President and Chief Human Resources Officer	2025	425,000	590,132	139,982	391,000	—	13,281	$1,559,395

Joseph K. Miller President, Government Operations	2025	430,729	627,506	149,950	411,000	—	39,670	$1,658,855

Omar F. Meguid Former Senior Vice President and Chief Digital Officer	2025	468,750	670,995	90,016	343,000	—	24,220	$1,596,981

Robb A. LeMasters Former Executive Vice President and Chief Financial Officer	2025	591,250	2,176,314	249,988	—	149,604	99,817	3,266,973
	2024	556,250	1,010,598	229,985	615,000	38,469	66,170	2,516,472
	2023	522,500	898,346	215,007	450,000	—	59,788	2,145,641
Kevin M. McCoy President, Chief Nuclear Officer, Former President, Government Operations	2025	348,767	701,015	170,002	342,000	48,701	87,095	1,697,580
	2024	753,750	1,159,011	149,987	845,000	23,660	66,774	2,998,182
	2023	735,000	501,275	120,001	550,000	—	56,338	1,962,614
Robert L. Duffy Senior Vice President and Chief Administrative Officer	2025	518,750	618,638	150,026	494,000	261,276	60,416	2,103,106
	2024	475,000	615,254	139,976	402,000	38,088	42,603	1,712,921
	2023	400,000	584,874	139,977	235,000	—	43,213	1,403,064

(1)See “Salary” below for a discussion of the amounts reported in this column.
(2)See “Stock Awards” below for a discussion of the amounts included in this column.
(3)See "Option Awards" below for a discussion of the amounts reported in this column.
(4)See “Non-Equity Incentive Plan Compensation” below for a discussion of the amounts included in this column.
(5)See “All Other Compensation” below for a discussion of the amounts included in this column.
Salary. Amounts reported in the “Salary” column above include amounts that have been deferred under our qualified and non-qualified deferred compensation plans.
Stock Awards. The amounts reported in the “Stock Awards” column for each Named Executive represent the aggregate grant date fair value of restricted stock units and performance restricted stock units granted to Named Executives for each respective year and computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, excluding the effect of estimated forfeitures.
The values for performance restricted stock units are based on our Named Executives attaining target performance levels, which we determined was the probable outcome at the time of grant. Assuming maximum performance levels were probable, the grant date fair value of each Named Executive's performance restricted stock unit awards in 2025 would be as follows: $13,610,229 for Mr. Geveden; $414,241 for Mr. Fitzgerald; $786,369 for Mr. Cajade; $837,798 for Mr. Miller; $497,065 for Mr. Meguid; $3,671,819 for Mr. LeMasters; $939,142 for Mr. McCoy; and $828,612 for Mr. Duffy.
See also the “Grants of Plan-Based Awards” table for more information regarding the stock awards granted to our Named Executives in 2025.
2026 PROXY STATEMENT 45

COMPENSATION OF EXECUTIVE OFFICERS
Option Awards. The amounts reported in the “Option Awards” column for each Named Executive represent the aggregate grant date fair value of all option awards granted to Named Executives for each respective year and computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.
For a discussion of the valuation assumptions used in determining the grant date fair value, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2025. See also the “Grants of Plan-Based Awards” table for more information regarding the option awards granted to our Named Executives in 2025.
Non-Equity Incentive Plan Compensation. The amounts reported in the “Non-Equity Incentive Plan Compensation” column are attributable to the annual incentive awards earned under our EICP. See the “Grants of Plan-Based Awards” table for more information regarding the annual incentive awards earned in 2025.
All Other Compensation. The amounts reported for 2025 in the “All Other Compensation” column are attributable to the following:
ALL OTHER COMPENSATION

Named Executive	RSP 401(k) Plan Contributions	ERSP Contributions	Dividend Equivalents	Perquisites	Total
Mr. Geveden	$18,700	$60,644	$238,298	$19,732	$337,374
Mr. Fitzgerald	19,313	7,797	5,779	17,048	49,937
Mr. Cajade	13,281	—	—	—	13,281
Mr. Miller	23,333	—	8,278	8,059	39,670
Mr. Meguid	15,406	—	6,536	2,279	24,221
Mr. LeMasters	16,124	22,351	48,692	12,650	99,817
Adm. McCoy	15,200	31,075	24,583	16,237	87,095
Mr. Duffy	15,200	15,925	21,673	7,618	60,416
RSP and ERSP Contributions. The amounts reported in these columns represent the total amount of matching and service-based contributions made to each Named Executive under our RSP and our ERSP, respectively. For information regarding our RSP and ERSP matching contributions and service-based contributions, see “Compensation Discussion and Analysis – Other Benefits and Practices – Retirement Benefits” above.
Dividend Equivalents. The amounts listed in this column for each Named Executive represent the value of dividend equivalents credited to their vested restricted stock unit and performance restricted stock unit awards in 2025. Dividend equivalents credited to unvested restricted stock units and performance restricted stock units are subject to the same vesting period as the restricted stock units with respect to which the dividend equivalents are paid. Dividend equivalents credited to deferred restricted stock units and performance restricted stock units are subject to the same deferral period as the restricted stock units with respect to which the dividend equivalents are paid.
Perquisites. In accordance with SEC rules, perquisites and other personal benefits received by a Named Executive are not included if their aggregate value does not exceed $10,000. The perquisites and other personal benefits reported for our Named Executives in 2025 are as follows:
•The amount reported for Mr. Geveden is attributable to $12,650 for financial planning services and $7,082 for executive physical services.
•The amount reported for Mr. Fitzgerald is attributable to $12,650 for financial planning services and $4,398 for executive physical services.
•The amount reported for Mr. Miller is attributable to $5,129 for financial planning services and $2,930 for executive physical services.
•The amount reported for Mr. Meguid is attributable to $2,279 for executive physical services.
•The amount reported for Mr. LeMasters is attributable to $12,650 for financial planning services.
•The amount reported for Adm. McCoy is attributable to $12,650 for financial planning services and $3,587 for executive physical services.
•The amount reported for Mr. Duffy is attributable to $7,618 for executive physical services.
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We calculate all perquisites and personal benefits based on the incremental cost we incur to provide such benefits. For financial planning services, we compute incremental cost based on the actual cost incurred by us for the financial planning service for the applicable Named Executive and Named Executives are assessed imputed income for these services and are subject to relevant income taxes as related.
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COMPENSATION OF EXECUTIVE OFFICERS
GRANTS OF PLAN-BASED AWARDS
The following table provides additional information on stock awards, option awards and non-equity incentive plan awards made to our Named Executives during the year ended December 31, 2025.

Grant Date	Committee Action Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards; Number of Shares of Stock or Units(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Shares of Stock Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Rex D. Geveden
2/26/2025	2/20/2025	$687,500	$1,375,000	$2,750,000
2/26/2025	2/20/2025				15,473	30,945	61,890				$3,437,123
5/7/2025	5/1/2025				10,208	20,415	30,623				$2,199,920
2/26/2025	2/20/2025							10,314			$1,099,885
2/26/2025	2/20/2025								39,483	$106.64	$1,099,996
5/7/2025	5/1/2025				57,895	115,789	173,684		115,789	$107.76	$4,233,246
Michael T. Fitzgerald
2/26/2025	2/20/2025	169,436	338,871	677,742
2/26/2025	2/20/2025				1,055	2,109	4,218				$234,233
2/26/2025	2/20/2025							702			$74,861
2/26/2025	2/20/2025								2,691	$106.64	$74,971
Gonzalo R. Cajade
7/1/2025	5/29/2025	127,500	255,000	510,000
7/1/2025	5/29/2025				1,496	2,992	5,984				$450,324
7/1/2025	5/29/2025							996			$139,809
7/1/2025	5/29/2025								3,369	$140.37	$139,982
Joseph K. Miller
2/26/2025	2/20/2025	150,755	301,510	603,021
2/26/2025	2/20/2025				703	1,406	2,812				$156,163
7/1/2025	6/13/2025				1,069	2,137	4,274				$321,632
2/26/2025	2/20/2025							468			$49,908
7/1/2025	6/13/2025							711			$99,803
2/26/2025	2/20/2025								1,794	$106.64	$49,981
7/1/2025	6/13/2025								2,406	$140.37	$99,969
Omar F. Meguid
2/26/2025	2/20/2025	128,906	257,813	515,625
2/26/2025	2/20/2025				1,266	2,531	5,062				$281,119
2/26/2025	2/20/2025							843			$89,898
2/26/2025	2/20/2025							2,813			$299,978
2/26/2025	2/20/2025								3,231	$106.64	$90,016
Robb. A. LeMasters
2/26/2025	2/20/2025	236,500	473,000	946,000
1/9/2025	1/9/2025				5,000	10,000	20,000				$1,145,300
2/26/2025	2/20/2025				3,517	7,033	14,066				$781,156
2/26/2025	2/20/2025							2,343			$249,858
2/26/2025	2/20/2025								8,973	$106.64	$249,988
Kevin M. McCoy
2/26/2025	2/20/2025	122,068	244,137	488,274
2/26/2025	2/20/2025				2,391	4,782	9,564				$531,137
2/26/2025	2/20/2025							1,593			$169,878
2/26/2025	2/20/2025								6,102	$106.64	$170,002
Robert L. Duffy
2/26/2025	2/20/2025	168,594	337,188	674,375
2/26/2025	2/20/2025				2,110	4,219	8,438				$468,595
2/26/2025	2/20/2025							1,407			$150,042
2/26/2025	2/20/2025								5,385	$106.64	$150,026
(1)Amounts shown represent the range of potential payouts under our annual incentive compensation plan. See “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” below for a discussion of the amounts included in this column. The actual amounts paid to our Named Executives are included in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” above.
(2)See "Estimated Future Payouts Under Equity Incentive Plan Awards" below for a discussion of the amounts included in this column.
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(3)Amounts shown represent shares of our common stock underlying restricted stock units. See “All Other Stock Awards” below for a discussion of the amounts included in this column.
(4)Amounts shown represent the number of shares of our common stock underlying stock options. See "All Other Option Awards" below for a discussion of the amounts included in this column.
(5)See "Grant Date Fair Value for Stock Awards" and "Grant Date Fair Value of Option Awards" below for a discussion of the amounts included in this column.
(6)Reflects special performance grants to Mr. Geveden and Mr. LeMasters. See "Special Performance Grant" sections below for each applicable Named Executive.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards

The amounts shown in this column reflect the threshold, target and maximum pay opportunities for each Named Executive under the EICP for 2025. Generally, EICP payout depends on three principal factors: (i) financial, safety and individual performance; (ii) the Named Executive’s target percentage; and (iii) the Named Executive’s earnings from base salary.

Named Executive	Target Percentage (% of Salary)
Rex D. Geveden	125%
Michael T. Fitzgerald	75%
Gonzalo R. Cajade	60%
Joseph K. Miller	70%
Omar F. Meguid	55%
Robb A. LeMasters(1)	80%
Kevin M. McCoy	70%
Robert L. Duffy	65%

(1) Mr. LeMasters transitioned out of the CFO role on May 12, 2025. As a result, he did not receive a payout in the EICP for 2025. For more information see "Transition Arrangements"

The amounts reflected in the “target” column of the “Grants of Plan Based Awards” table represent the value of the payout opportunity under the EICP at target financial and safety performance levels. All threshold, target and maximum amounts reported in the table above assume that our Named Executives receive no individual performance adjustments and our Compensation Committee exercises no discretion over the annual incentive compensation award ultimately paid. See “Compensation Discussion and Analysis — Compensation Analysis and Outcomes — Annual Incentive Compensation” above for more information about the 2025 EICP awards and performance goals.

Estimated Future Payouts Under Equity Incentive Plan Awards
With exception of the awards described in "Special Performance Grant for Mr. Geveden," and the "Special Performance Grant for Mr. LeMasters" sections below, the amounts shown reflect the threshold, target and maximum payout opportunities of performance restricted stock units granted in 2025 under the 2020 Plan.

Special Performance Grant for Mr. Geveden
The amounts shown reflect the threshold, target and maximum payout opportunities of performance restricted stock units and non-qualified performance stock options granted to Mr. Geveden in 2025 expressly issued to further incentivize long-term shareholder value creation and contain aggressive performance hurdles that must be met to generate payouts under the terms of the award. See "Section 4: Other Benefits and Practices — Special Performance Grants — Rex D. Geveden" for more information.

Special Performance Grant for Mr. LeMasters
The amounts shown reflect the threshold, target and maximum payout opportunities of performance restricted stock units granted to Mr. LeMasters in 2025 expressly issued to support the long-term retention of Mr. LeMasters and further incentivize long-term shareholder value creation over a 36-month performance period. See "Section 4: Other Benefits and Practices — Special Performance Grants — Robb A. LeMasters" for more information.

All Other Stock Awards
The amounts shown reflect 2025 grants of restricted stock units under our 2020 Plan. Each restricted stock unit represents the right to receive one share of Company common stock and is generally scheduled to vest one-third each year beginning on the first anniversary of the date of grant. Upon vesting, the restricted stock units are settled into shares of Company common stock. We withhold a portion of these shares to satisfy the required withholding tax
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for each Named Executive due on vesting. See “Compensation Discussion and Analysis — Compensation Analysis and Outcomes — Long-Term Incentive Compensation” for more information regarding the restricted stock units.

All Other Option Awards
The amounts shown reflect 2025 grants of stock options under our 2020 Plan. Each option represents the right to purchase one share of Company common stock at the exercise price. Options awarded expire ten years from the date of grant. The stock options are generally scheduled to vest one-third each year beginning on the first anniversary of the date of grant. See “Compensation Discussion and Analysis — Compensation Analysis and Outcomes — Long-Term Incentive Compensation” for more information regarding the stock options.

Grant Date Fair Value of Stock and Option Awards
The amounts included in the “Grant Date Fair Value of Stock and Option Awards” column for each Named Executive represent the full grant date fair values of the equity awards computed in accordance with FASB ASC Topic 718, disregarding potential forfeitures based on service requirements. The grant date fair value of restricted stock units is based on the closing price of one share of our common stock on the date of grant, which is $106.64 for awards granted on February 26, 2025 and $140.37 for awards granted on July 1, 2025. The grant date fair value of performance restricted stock units, with the exception of awards described as "Special Performance Grants" is based on the probable outcome of each of the three performance conditions. The grant date fair value for the EBITDA and ROIC performance condition portions of such awards is based on the closing price of one share of our common stock on the date of grant, which is $106.64 for awards granted on the February 26, 2025 and $140.37 for awards granted on July 1, 2025. The grant date fair value for the relative TSR performance condition portion of such awards is determined using a Monte Carlo model that simulates our stock price and TSR relative to other companies in the S&P Aerospace and Defense Select Industry Index, which is $128.80 for awards granted on February 26, 2025 and $191.10 for awards granted on July 1, 2025. The grant date fair value of the special performance restricted stock units granted to Mr. Geveden and Mr. LeMasters is based on the closing price of one share of our common stock on the date of grant, which is $107.76 for the award granted May 7, 2025 to Mr. Geveden and $114.53 for the award granted on January 9, 2025 to Mr. LeMasters. The grant date fair value of the special performance stock options is determined using a Monte Carlo model that simulates our stock price and TSR relative to other companies in the S&P Aerospace & Defense Select Industry Index, which is $36.56 for the award granted on May 7, 2025 to Mr. Geveden. The values for performance restricted stock units are based on our Named Executives attaining target performance levels. A Black-Scholes option pricing model was used for determining the grant date fair value of stock options. The grant date fair value per share of common stock underlying these options was $27.86 for stock options granted on February 26, 2025 and $41.55 for stock options granted on July 1, 2025. For more information regarding the compensation expense related to 2024 awards and a discussion of valuation assumptions utilized in option pricing, see Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2025.
The amounts reported in the “Grant Date Fair Value of Stock and Option Awards” column for restricted stock unit awards and performance restricted stock unit awards do not factor in the value of dividend equivalents credited to each unvested restricted stock unit and performance restricted stock unit as a result of dividends on stock declared by the Company in 2025. For more information on the value of dividend equivalents credited to our Named Executives’ vested restricted stock unit awards, see “All Other Compensation” under the “Summary Compensation Table.”

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025
The following Outstanding Equity Awards at Fiscal Year-End table summarizes the equity awards we have made to our Named Executives that were outstanding as of December 31, 2025.

		Stock Awards(1)				Option Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date

Rex D. Geveden
RSU(2)	2/27/2023	4,169	720,570
PRSUs(3)	2/27/2023			40,842	$7,059,131
Stock Options(4)	2/27/2023					35,154	17,577	$61.70	2/27/2033
RSU(5)	2/29/2024	6,090	1,052,596
PRSUs(6)	2/29/2024			28,562	4,936,656
Stock Options(7)	2/29/2024					11,220	22,440	$100.83	2/28/2034
RSU(8)	2/26/2025	10,314	1,782,672
PRSUs(9)	2/26/2025			30,945	5,348,534
Stock Options(10)	2/26/2025					—	39,483	$106.64	2/26/2035
PRSUs(11)	5/7/2025			20,415	3,528,529
Perf Stock Options(12)	5/7/2025					—	115,789	$107.76	5/7/2035

Michael T. Fitzgerald
RSU(2)	2/27/2023	243	42,000
PRSU(3)	2/27/2023			2,188	378,174
Stock Options(4)	2/27/2023					1,884	942	$61.70	2/27/2033
RSU(5)	2/29/2024	430	74,321
PRSU(6)	2/29/2024			1,933	334,100
Stock Options(7)	2/29/2024					760	1,520	$100.83	2/28/2034
RSU(8)	2/26/2025	702	121,334
PRSU(9)	2/26/2025			2,109	364,520
Stock Options(10)	2/26/2025					—	2,691	$106.64	2/26/2035

Gonzalo R. Cajade
RSU(13)	7/1/2025	996	172,149
PRSU(9)	7/1/2025			2,992	517,137
Stock Options(14)	7/1/2025					—	3,369	$140.37	7/1/2035

Joseph K. Miller
RSU(2)	2/27/2023	162	28,000
PRSU(3)	2/27/2023			1,458	252,001
Stock Options(4)	2/27/2023					1,256	628	$61.70	2/27/2033
RSU(15)	9/1/2023	3,379	584,026
RSU(5)	2/29/2024	264	45,630
PRSU(6)	2/29/2024			1,190	205,680
Stock Options(7)	2/29/2024					468	936	$100.83	2/28/2034
RSU(8)	2/26/2025	468	80,889
PRSU(9)	2/26/2025			1,406	243,013
Stock Options(10)	2/26/2025					—	1,794	$106.64	2/26/2035
RSU(13)	7/1/2025	711	122,889
PRSU(9)	7/1/2025			2,137	369,359
Stock Options(14)	7/1/2025					—	2,406	$140.37	7/1/2035

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COMPENSATION OF EXECUTIVE OFFICERS

Omar F. Meguid
RSU(16)	1/5/2023	2,931	506,594
RSU(2)	2/27/2023	411	71,037
PRSU(3)	2/27/2023			3,695	638,644
Stock Options(4)	2/27/2023					3,180	1,590	$61.70	2/27/2033
RSU(5)	2/29/2024	528	91,260
PRSU(6)	2/29/2024			2,380	411,359
Stock Options(7)	2/29/2024					935	1,870	$100.83	2/28/2034
RSU(8)	2/26/2025	843	145,704
RSU(17)	2/26/2025	2,813	486,199
PRSU(9)	2/26/2025			2,531	437,458
Stock Options(10)	2/26/2025					—	3,231	$106.64	2/26/2035

Robb A. LeMasters
RSU(2)	2/27/2023	1,162	200,840
PRSU(3)	2/27/2023			10,453	1,806,697
Stock Options(4)	2/27/2023					8,998	4,499	$61.70	2/27/2033
RSU(5)	2/29/2024	1,520	262,717
PRSU(6)	2/29/2024			6,843	1,182,744
Stock Options(7)	2/29/2024					2,688	5,376	$100.83	2/28/2034
PRSU(11)	1/9/2025			10,000	1,728,400
RSU(8)	2/26/2025	2,343	404,964
PRSU(9)	2/26/2025			7,033	1,215,584
Stock Options(10)	2/26/2025					—	8,973	$106.64	2/26/2035

Kevin M. McCoy
RSU(2)	2/27/2023	648	112,000
PRSU(3)	2/27/2023			5,834	1,008,349
Stock Options(4)	2/27/2023					—	2,511	$61.70	2/27/2033
RSU(5)	2/29/2024	992	171,457
PRSU(6)	2/29/2024			4,462	771,212
PRSU(18)	2/29/2024			4,958	856,941
Stock Options(7)	2/29/2024					—	3,506	$100.83	2/28/2034
RSU(8)	2/26/2025	1,593	275,334
PRSU(9)	2/26/2025			4,782	826,521
Stock Options(10)	2/26/2025					—	6,102	$106.64	2/26/2035

Robert L. Duffy
RSU(2)	2/27/2023	756	130,667
PRSU(3)	2/27/2023			6,807	1,176,522
Stock Options(4)	2/27/2023					5,858	2,929	$61.70	2/27/2033
RSU(5)	2/29/2024	926	160,050
PRSU(6)	2/29/2024			4,165	719,879
Stock Options(7)	2/29/2024					1,636	3,272	$100.83	2/28/2034
RSU(8)	2/26/2025	1,407	243,186
PRSU(9)	2/26/2025			4,219	729,212
Stock Options(10)	2/26/2025					—	5,385	$106.64	2/26/2035
(1)Stock awards shown include restricted stock units ("RSUs") that have time-based vesting and performance RSUs ("PRSUs") that vest depending upon the attainment of specified performance goals. Market values are based on the closing price of Company common stock as of December 31, 2025 ($172.84), as reported on the New York Stock Exchange.
(2)Represents the final one-third of RSUs granted which vested on February 27, 2026.
(3)These performance RSUs represent the right to receive one share of our common stock for each performance RSU that vests. The number and value of performance RSUs that vest depend upon the attainment of specified performance goals. The number and value of performance RSUs reported are based on achieving target performance levels. These performance RSUs vested on February 27, 2026. See "2023 Performance Restricted Stock Awards" under "Compensation Discussion and Analysis" for additional information.
(4)The unexercisable amount represents the remaining one-third of stock options granted with vesting in one-third increments beginning with the first anniversary of the grant date. Such remaining one-third vested on February 27, 2026.
(5)Represents remaining two-thirds of RSUs granted with vesting in one-third increments beginning with the first anniversary of the grant date. An additional one-third (50% of the unvested RSUs shown) vested on February 28, 2026 and the remaining one-third will vest on February 28, 2027.
(6)These performance RSUs represent the right to receive one share of our common stock for each performance RSU that vests. The number and value of performance RSUs that vest depend upon the attainment of specified performance goals. The number and value of performance RSUs reported are based on achieving target performance levels. These performance RSUs are generally scheduled to vest 100% on February 28, 2027.
(7)The unexercisable amount represents the remaining two-thirds of stock options granted with vesting in one-third increments beginning with the first anniversary of the grant date. An additional one-third (50% of the unexercisable stock options shown) vested on February 28, 2026 and the remaining one-third will vest on February 28, 2027.
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(8)Represents 100% of RSUs granted with vesting in one-third increments beginning with the first anniversary of the grant date. One-third of these RSUs vested on February 26, 2026, and the remaining RSUs will vest in equal installments on February 26, 2027 and 2028.
(9)These performance RSUs represent the right to receive one share of our common stock for each performance RSU that vests. The number and value of performance RSUs that vest depend upon the attainment of specified performance goals. The number and value of performance RSUs reported are based on achieving target performance levels. These performance RSUs are generally scheduled to vest 100% on February 26, 2028. See the "Grants of Plan-Based Awards" table for more information about performance RSUs.
(10)The unexercisable amount represents 100% of stock options granted with vesting in one-third increments beginning with the first anniversary of the grant date. One-third of these stock options vested on February 26, 2026, and the remaining stock options will vest in equal installments on February 26, 2027 and 2028.
(11)These performance RSUs represent the right to receive one share of our common stock for each performance RSU that vests. The number and value of performance RSUs that vest depend upon the attainment of specified performance goals. The number and value of performance RSUs reported are based on achieving target performance levels. These performance RSUs are scheduled to vest 100% on December 31, 2027. See the "Grants of Plan-Based Awards" table for more information about performance RSUs.
(12)The unexercisable amount represents 100% of performance stock options granted, which are scheduled to vest 100% on December 31, 2027. The number and value of performance stock options that vest depend upon the attainment of specified performance goals. The number and value of performance stock options reported are based on achieving target performance levels. See the "Grants of Plan-Based Awards" table for more information about performance stock options.
(13)Represents 100% of RSUs granted with vesting in one-third increments beginning with the first anniversary of the grant date of July 1, 2026. The remaining RSUs will vest in equal installments on July 1, 2027 and 2028.
(14)The unexercisable amount represents 100% of stock options granted with vesting in one-third increments beginning with the first anniversary of the grant date of July 1, 2026. The remaining stock options will vest in equal installments on July 1, 2027 and 2028.
(15)Represents 100% of RSUs granted, which will vest 100% on September 1, 2026.
(16)Represents the final one-third of RSUs granted, which vested January 5, 2026.
(17)Represents 100% of RSUs granted, which vested 100% on March 15, 2026.
(18)These performance RSUs represent the right to receive one share of our common stock for each performance RSU that vests. The number and value of performance RSUs that vest depend upon the attainment of specified performance goals. The number and value of performance RSUs reported are based on achieving target performance levels. These performance RSUs are generally scheduled to vest 100% on March 31, 2027. See the "Grants of Plan-Based Awards" table for more information about performance RSUs.

Vesting of Restricted Stock Units, Stock Options, Performance Restricted Stock Units and Performance Stock Options
Restricted stock units and stock options generally vest one-third each year, except as otherwise noted. The Company granted performance restricted stock units that represented the right to receive one share of Company common stock for each performance restricted stock unit that vests. The number and value of performance restricted stock units that vest depend upon the attainment of specified performance goals. Performance restricted stock units are generally scheduled to cliff vest three years after the grant date, unless otherwise noted, and are subject to achievement of the specified performance goals. The number and value of performance stock options that vest depend upon the attainment of specified performance goals.

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COMPENSATION OF EXECUTIVE OFFICERS
OPTION EXERCISES AND STOCK VESTED IN 2025
The following table provides additional information about the value realized by our Named Executives on the vesting of BWXT stock awards during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Rex D. Geveden	—	—	90,025	$9,455,089
Michael T. Fitzgerald	—	—	2,253	406,728
Gonzalo R. Cajade	—	—	—	—
Joseph K. Miller	—	—	3,137	329,494
Omar F. Meguid	—	—	3,606	403,460
Robb A. LeMasters	—	—	18,508	1,944,358
Kevin M. McCoy	6,775	$757,142	9,437	991,170
Robert L. Duffy*	—	—	7,652	1,261,952
* During 2025, Mr. Duffy vested in an additional 1,103 restricted stock units, all of which remained deferred as of December 31, 2025 in connection with previous deferral elections.

For each Named Executive, the amounts reported in the number of shares acquired on vesting column in the table above represent the aggregate number of shares of our common stock acquired by the Named Executive in connection with restricted stock units awarded under our Incentive Plans that vested in 2025. The amounts reported in the value realized on vesting column were calculated by multiplying the number of shares acquired by the closing price of our common stock on the date of vesting. The number of shares acquired in connection with the vesting of restricted stock units includes shares withheld to satisfy the withholding tax due on vesting as reported in the table at right for each Named Executive. The amounts reported in the number of shares acquired on exercise in the column above, represent the aggregate number of shares of our common stock acquired by the Named Executive in connection with the exercise of stock options by the Named Executive in 2025. The amounts reported in the value realized on exercise column were calculated by multiplying the number of shares acquired by the difference between the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise.
Name	Shares Withheld on Vesting of Restricted Stock Units and Performance Restricted Stock Units
Rex D. Geveden	40,024
Michael T. Fitzgerald	926
Gonzalo R. Cajade	—
Joseph K. Miller	1,006
Omar F. Meguid	1,245
Robb A. LeMasters	8,396
Kevin M. McCoy	4,150
Robert L. Duffy	3,081

54 2026 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS
NONQUALIFIED DEFERRED COMPENSATION IN 2025
None of our Named Executives were eligible to participate in either qualified or nonqualified pension plans in 2025. The following Nonqualified Deferred Compensation table summarizes our Named Executives’ compensation under our ERSP and SERP in 2025. There were no withdrawals or distributions to Named Executives in 2025.

Name	Plan Name	Executive Contributions	Registrant Contributions	Aggregate Earnings in 2025	Aggregate Balance as of Dec. 31, 2025
Rex D. Geveden	SERP	$—	$—	$—	$—
	ERSP	235,833	60,644	125,289	1,754,692
Michael T. Fitzgerald	SERP	—	—	4,565	30,601
	ERSP	9,485	7,797	1,302	23,677
Gonzalo R. Cajade	SERP	—	—	—	—
	ERSP	—	—	—	—
Joseph K. Miller	SERP	—	—	—	—
	ERSP	—	—	—	—
Omar F. Meguid	SERP	—	—	—	—
	ERSP	—	—	—	—
Robb A. LeMasters	SERP	—	—	82,684	234,931
	ERSP	108,646	22,351	66,920	506,525
Kevin M. McCoy	SERP	—	—	—	—
	ERSP	92,188	31,075	48,701	452,558
Robert L. Duffy	SERP	67,916	—	142,148	536,643
	ERSP	538,060	15,925	119,128	795,794

Executive and Registrant Contributions. For 2025, participants could elect to defer the payment of up to 70% of base salary; up to 100% of annual incentive awards earned in 2025; and up to 100% of performance restricted stock units and restricted stock units granted in-year. Amounts in these columns reflect employee elected deferrals to their notional accounts in the relevant plans, and any company contributions credited to the same, as previously described. Messrs. Geveden, Fitzgerald, LeMasters, McCoy and Duffy contributed to their ERSP deferral accounts in 2025. Mr. Duffy deferred certain equity awards that vested in 2025 per prior year elections made pursuant to the SERP for grant year 2023 and the ERSP for grant year 2024. Mr. Duffy deferred his 2024 annual incentive paid in 2025 according to his election made pursuant to the ERSP.
Aggregate Earnings. The amounts reported in this column for our ERSP and SERP represent hypothetical amounts of earnings or losses and dividends credited during 2025 on all notional accounts for each Named Executive under said plan. Under our ERSP, each participant elects to have his or her notional accounts hypothetically invested in one or more of the investment funds designated by our Employee Benefits Committee, which generally follow the same investment elections available under the RSP. Each participant’s notional accounts are credited and debited to reflect gains and losses on the hypothetical investments. Aggregate earnings related to deferred equity represent the change in value as measured by the change in BWXT stock price, along with associated dividend equivalents earned during 2025.
Aggregate Withdrawals/Distributions. There were no withdrawals made by any of the Named Executives from the ERSP or SERP in 2025.
Aggregate Balance at December 31, 2025. The aggregate balance of a participating Named Executive’s notional ERSP and SERP account consists of contributions made by us to the Named Executive’s notional account, deferrals by the Named Executive to his notional account, hypothetical credited gains or losses on those accounts and any aggregate withdrawals or distributions from the ERSP or SERP. The balances shown represent the accumulated account values (including gains and losses) for each Named Executive as of December 31, 2025. Messrs. Geveden, Fitzgerald, LeMasters, McCoy and Duffy were each 100% vested in their ERSP and SERP balances shown above.

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COMPENSATION OF EXECUTIVE OFFICERS
The ERSP balances include contributions from previous years that have been reported as compensation to the Named Executives in the Summary Compensation Table for those years, to the extent a Named Executive was included in the Summary Compensation Table during those years. The aggregate balances for the ERSP and SERP for each Named Executive in the prior years are as follows:

Named Executive	Year	ERSP	SERP
Mr. Geveden	2025	$1,754,692	$—
	2024	1,332,927	—
	2023	1,025,200	—
	2022	745,617	—
	2021	626,286	—
Mr. Fitzgerald	2025	23,677	30,601
Mr. Cajade	2025	—	—
Mr. Miller	2025	—	—
Mr. Meguid	2025	—	—
Mr. LeMasters	2025	506,525	234,931
	2024	308,608	152,247
	2023	180,801	—
	2022	106,258	—
	2021	51,823	—
Adm. McCoy	2025	452,558	—
	2024	280,595	—
	2023	136,598	—
	2022	71,914	—
Mr. Duffy	2025	795,794	536,643
	2024	122,682	326,578
	2023	22,493	—
	2022	—	—
Deferred Stock Under Our Long-Term Incentive Plans. Under the terms of our 2010 LTIP and 2020 Omnibus Plan, eligible participants including the Named Executives may elect to defer all or a portion of their stock awards to the ERSP (beginning in 2024) or the SERP (prior to 2024). Such participants are permitted to make deferral elections on their Performance Restricted Stock Unit awards and Restricted Stock Unit awards. Mr. Duffy was the only Named Executive to make a deferral election for 2025 specific to in-year awards granted.
56 2026 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following tables show estimated, potential payments to our Named Executives under existing contracts, agreements, plans or arrangements, whether written or unwritten, for any payments would be due, if any, for involuntary termination not for cause, involuntary termination for cause, retirement, death, disability, or in connection with a change in control with or without a termination of employment, assuming such event occurred on December 31, 2025. These tables do not reflect amounts that would be payable to the Named Executives pursuant to benefits or awards that are already vested. Except as otherwise indicated, amounts reported in the tables below are calculated:
•for restricted stock units and performance restricted stock units, by multiplying the number of accelerated units by $172.84 (the closing price of our common stock on December 31, 2025); and
•for stock options, by multiplying the number of accelerated options by the difference between the exercise price and $172.84 (the closing price of our common stock on December 31, 2025).

Named Executive and Description of Potential Payments	Voluntary Termination	Involuntary Termination not for Cause	Involuntary Termination for Cause	Change in Control without Termination	Change in Control with Termination	Disability		Death	Retirement
Rex D. Geveden
Severance Payments	$—	$1,125,000	$—	$—	$7,568,438	$1,125,000		$—	$—
EICP	1,125,000	1,125,000	—	—	1,406,250	—		—	1,125,000
Benefits Payments	—	13,043	—	—	52,173	13,043		—	—
Outplacement Services	—	16,000	—	—	16,000	—		—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650		12,650	—
SERP	—	—	—	—	—	—		—	—
ERSP	—	—	—	—	—	—		—	—
Restricted Stock Units	1,773,166	1,773,166	—	—	3,555,837	3,555,837		3,555,837	1,773,166
Performance RSUs	10,350,235	10,350,235	—	—	20,872,850	20,872,850	5	20,872,850	10,350,235
Stock Options	3,569,412	3,569,412	—	—	6,183,187	6,183,187		6,183,187	3,569,412
Performance Stock Options	—	—	—	—	7,535,548	7,535,548		7,535,548	—
Total	$16,817,813	$17,984,506	$—	$12,650	$47,202,933	$39,298,115		$38,160,072	$16,817,813
Michael T. Fitzgerald
Severance Payments	$—	$520,000	$—	$—	$1,820,000	$520,000		$—	$—
EICP	—	—	—	—	390,000	—		—	—
Benefits Payments	—	18,468	—	—	73,871	18,468		—	—
Outplacement Services	—	16,000	—	—	16,000	—		—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650		12,650	—
SERP	—	—	—	—	—	—		—	—
ERSP	—	—	—	—	—	—		—	—
Restricted Stock Units	—	—	—	—	237,655	237,655		237,655	—
Performance RSUs	—	600,907	—	—	1,076,793	1,076,793		1,076,793	—
Stock Options	—	—	—	—	392,293	392,293		392,293	—
Total	$—	$1,168,025	$—	$12,650	$4,019,262	$2,257,859		$1,719,391	$—
Gonzalo R. Cajade
Severance Payments	$—	$425,000	$—	$—	$1,360,000	$425,000		$—	$—
EICP	—	—	—	—	255,000	—		—	—
Benefits Payments	—	18,574	—	—	74,298	18,574		—	—
Outplacement Services	—	16,000	—	—	16,000	—		—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650		12,650	—
SERP	—	—	—	—	—	—		—	—
ERSP	—	—	—	—	—	—		—	—
Restricted Stock Units	—	—	—	—	172,149	172,149		172,149	—
Performance RSUs	—	—	—	—	517,137	517,137		517,137	—
Stock Options	—	—	—	—	109,391	109,391		109,391	—
Total	$—	$472,224	$—	$12,650	$2,516,625	$1,254,901		$811,327	$—
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COMPENSATION OF EXECUTIVE OFFICERS

Named Executive and Description of Potential Payments	Voluntary Termination	Involuntary Termination not for Cause	Involuntary Termination for Cause	Change in Control without Termination	Change in Control with Termination	Disability	Death	Retirement
Joseph K. Miller
Severance Payments	$—	$475,000	$—	$—	$1,615,000	$475,000	$—	$—
EICP	—	—	—	—	332,500	—	—	—
Benefits Payments	—	18,574	—	—	74,298	18,574	—	—
Outplacement Services	—	16,000	—	—	16,000	—	—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650	12,650	—
SERP	—	—	—	—	—	—	—	—
ERSP	—	—	—	—	—	—	—	—
Restricted Stock Units	—	—	—	—	861,435	861,435	861,435	—
Performance RSUs		389,120			1,070,052	1,070,052	1,070,052
Stock Options	—	—	—	—	334,083	334,083	334,083	—
Total	$—	$911,344	$—	$12,650	$4,316,018	$2,771,794	$2,278,220	$—
Omar F. Meguid
Severance Payments	$—	$475,000	$—	$—	$1,472,500	$475,000	$—	$—
EICP	—	—	—	—	261,250	—	—	—
Benefits Payments	—	16,241	—	—	64,963	16,241	—	—
Outplacement Services	—	16,000	—	—	16,000	—	—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650	12,650	—
SERP	—	—	—	—	—	—	—	—
ERSP	—	—	—	—	—	—	—	—
Restricted Stock Units	—	—	—	—	1,300,794	1,300,794	1,300,794	—
Performance RSUs	—	912,883	—	—	1,487,461	1,487,461	1,487,461	—
Stock Options	—	—	—	—	525,264	525,264	525,264	—
Total	$—	$1,432,774	$—	$12,650	$5,140,882	$3,817,410	$3,326,169	$—
Kevin M. McCoy
Severance Payments	$—	$775,000	$—	$—	$2,635,000	$775,000	$—	$—
EICP	—	—	—	—	542,500	—	—	—
Benefits Payments	—	16,163	—	—	64,653	16,163	—	—
Outplacement Services	—	16,000	—	—	16,000	—	—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650	12,650	—
SERP	—	—	—	—	—	—	—	—
ERSP	—	—	—	—	—	—	—	—
Restricted Stock Units	—	—	—	—	558,792	558,792	558,792	—
Performance RSUs	—	2,050,672	—	—	3,463,022	3,463,022	3,463,022	—
Stock Options	—	—	—	—	935,492	935,492	935,492	—
Total	$—	$2,870,485	$—	$12,650	$8,228,109	$5,761,119	$4,969,956	$—

58 2026 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Named Executive and Description of Potential Payments	Voluntary Termination	Involuntary Termination not for Cause	Involuntary Termination for Cause	Change in Control without Termination	Change in Control with Termination	Disability	Death	Retirement
Robert L. Duffy
Severance Payments	$—	$525,000	$—	$—	$1,732,500	$525,000	$—	$—
EICP	—	—	—	—	341,250	—	—	—
Benefits Payments	—	6,215	—	—	24,858	6,215	—	—
Outplacement Services	—	16,000	—	—	16,000	—	—	—
Financial Planning	—	12,650	—	12,650	12,650	12,650	12,650	—
SERP	—	—	—	—	—	—	—	—
ERSP	—	—	—	—	—	—	—	—
Restricted Stock Units	—	—	—	—	533,903	533,903	533,903	—
Performance RSUs		1,656,441			2,625,612	2,625,612	2,625,612
Stock Options	—	—	—	—	917,633	917,633	917,633	—
Total	$—	$2,216,306	$—	$12,650	$6,204,406	$4,621,013	$4,089,798	$—
Mr. LeMasters entered into the Transition Agreement, effective May 12, 2025, which specifies the payments to which he is entitled as part of the CFO transition. As a result, no amounts are included for Mr. LeMasters in the tables above. See "Transition Arrangements--Chief Financial Officer Transition" for further information on the terms of the Transition Agreement.
The Company generally does not make payments to Named Executives for voluntary termination of employment, except where a Named Executive is eligible for retirement as of the date of termination. In the event of a Named Executive’s termination for cause, none of the payments and other benefits described herein would be payable.
Severance Payments. The severance payments reported for each Named Executive in the event of involuntary termination not for cause and disability represent lump-sum cash payments equal to 52 weeks’ base salary as in effect on the date of termination under the Executive Severance Plan in the event their employment is terminated for reasons other than “cause.” Under the Executive Severance Plan, “cause” means:
•the willful and continued failure of a participant to perform substantially his or her duties (occasioned by reason other than physical or mental illness or disability) after a written demand for substantial performance is delivered to the participant by the Compensation Committee or the Chief Executive Officer, which specifically identifies the manner in which the Compensation Committee or the Chief Executive Officer believes that the participant has not substantially performed his or her duties, after which the participant will have 30 days to defend or remedy such failure to substantially perform his or her duties;
•the willful engaging by a participant in illegal conduct or gross misconduct, which is materially and demonstrably injurious to the Company; or
•the conviction of a participant with no further possibility of appeal, or plea of nolo contendere by the participant to, any felony or crime of falsehood.
“Cause” excludes instances where an eligible employee is unable to perform his duties by reason of his physical or mental illness or disability. Receipt of severance benefits under the Executive Severance Plan is subject to the employee executing a general release of claims and agreeing to certain non-compete, nondisclosure and other restrictive covenants, and the employee’s submission of a written claim for benefits.

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COMPENSATION OF EXECUTIVE OFFICERS
In connection with a termination following a change in control, the Company has entered into change-in-control agreements with each Named Executive which provide for a cash payment equal to two times (2.99 times for Mr. Geveden) the sum of (1) the executive’s annual base salary prior to termination and (2) the same annual base salary multiplied by the executive’s target EICP percentage for the year in which the termination occurs. Assuming a termination as of December 31, 2025, the severance payment under a change in control would have been calculated based on the following:

Name	Base Salary as of 12/31/2025	Target Annual Incentive as of 12/31/2025	Target Annual Incentive as a Percentage of Base Salary
Rex D. Geveden	$1,125,000	$1,406,250	125%
Michael T. Fitzgerald	520,000	390,000	75%
Gonzalo R. Cajade	425,000	255,000	60%
Joseph K. Miller	475,000	332,500	70%
Omar F. Meguid	475,000	261,250	55%
Kevin M. McCoy	775,000	542,500	70%
Robert L. Duffy	525,000	341,250	65%
Generally, if a Named Executive is terminated within 24 months (30 months for Mr. Geveden) following a change in control either (i) by the Company for any reason other than cause or death or disability; or (ii) by the Named Executive for good reason, the Named Executive is entitled to receive:
•accelerated vesting in the executive’s ERSP account;
•accelerated vesting in any outstanding equity awards;
•the cash severance payment (discussed above);
•a prorated target EICP payment and payment of the prior year’s EICP payment, if unpaid at termination; and
•a cash payment for health benefits coverage.
The change in control agreements do not provide any tax reimbursement on the benefits. Instead, the agreements contain a “modified cutback” provision, which acts to reduce the benefits payable to a Named Executive to the extent necessary so that no excise tax would be imposed on the benefits paid, but only if doing so would result in the Named Executive retaining a larger after-tax amount.
Under the Company’s change in control agreements, a “change in control” will be deemed to have occurred on the occurrence of any of the following:
•Any person, other than an ERISA-regulated pension plan established by the Company or its affiliates makes an acquisition of outstanding voting stock and is, immediately thereafter, the beneficial owner of 30% or more of the then outstanding voting stock, unless such acquisition is made directly from the Company in a transaction approved by a majority of the incumbent directors; or any group is formed that is the beneficial owner of 30% or more of the outstanding voting stock (other than a group formation for the purpose of making an acquisition directly from the Company and approved (prior to such group formation) by a majority of the incumbent directors);
•individuals who are incumbent directors cease for any reason to constitute a majority of the members of the board of directors;
•consummation of a business combination unless, immediately following such business combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding voting stock immediately before such business combination beneficially own, directly or indirectly, more than 51% of the then outstanding shares of voting stock of the parent corporation resulting from such business combination in substantially the same relative proportions as their ownership, immediately before such business combination, of the outstanding voting stock, (2) if the business combination involves the issuance or payment by the Company of consideration to another entity or its stockholders, the total fair market value of such consideration plus the principal amount of the consolidated long-term debt of the entity or business being acquired (in each case, determined as of the date of consummation of such business combination by a majority of the incumbent directors) does not exceed 50% of the sum of the fair market value of the outstanding voting stock plus the principal amount of the Company’s consolidated long-term debt (in each case, determined immediately before such consummation by a majority of the incumbent directors), (3) no
60 2026 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS
person (other than any corporation resulting from such business combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of voting stock of the parent corporation resulting from such business combination and (4) a majority of the members of the board of directors of the parent corporation resulting from such business combination were incumbent directors of the Company immediately before consummation of such business combination; or
•consummation of a major asset disposition unless, immediately following such major asset disposition, (1) individuals and entities that were beneficial owners of the outstanding voting stock immediately before such major asset disposition beneficially own, directly or indirectly, more than 70% of the then outstanding shares of voting stock (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (2) a majority of the members of the board of directors (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were incumbent directors of the Company immediately before consummation of such major asset disposition.
EICP. The Company does not make any payments under the EICP to participants who have been involuntarily terminated without cause, except participants who have at least five years of service and age 60 or older. For these participants, it has been the Company’s practice to pay the prorated amount of an EICP award that would have been earned during the year in which the employee is involuntarily terminated without cause, contingent on the participant executing a general release of claims. Mr. Geveden was the only Named Executive eligible for this payment as of December 31, 2025.
In a termination following a change in control, a Named Executive would be entitled to a prorated target EICP payment equal to the product of the Named Executive’s annual base salary and EICP target percentage, with the product prorated based on the number of days the Named Executive was employed during the year in which the termination occurs. Based on a December 31, 2025 termination, each Named Executive would have been entitled to an EICP payment equal to 100% of his 2025 target EICP, as in effect immediately prior to the date of termination.
Benefit Payments. Upon a termination by the Company for any reason other than cause under the Executive Severance Plan or following a change in control, each Named Executive would be entitled to a lump-sum payment equal to nine months of COBRA premiums for the medical, dental and/or vision benefits in effect for the Named Executive and his qualified beneficiaries as of the date of termination. The amounts reported were determined by multiplying the monthly cost of 2025 medical, dental and/or vision benefits for the Named Executive and his qualified beneficiaries by 102%, and then multiplying the product by nine. The Executive Severance Plan also provides for extended availability of COBRA coverage from 18 to 24 months.
In the event of a termination following a change in control, a Named Executive receives a lump sum payment equal to three times the full annual cost of coverage for medical, dental and vision benefits (as calculated above) provided to the Named Executive and their covered dependents.
In addition to these payments, each Named Executive may be entitled to various accrued benefits earned through the date of termination, such as earned but unpaid salary and earned but unused vacation and reimbursements.
Outplacement Services. Each Named Executive would be entitled to 12 months of employer-paid outplacement services under the Executive Severance Plan following his termination by the Company for reasons other than cause, death, disability or retirement. The amounts reported represent the per person cost the Company would incur to engage a third-party service provider for 12 months of executive outplacement services.
Financial Planning. Under the terms of the agreement with the Company’s financial planning service provider, each Named Executive is entitled to financial planning benefits for one year following his termination without cause, death or disability, so long as the agreement has not been earlier terminated. The amounts reported in this column represent the fee that the Company would be required to pay for the applicable Named Executive to receive such benefits.
ERSP. Under the Company’s ERSP, an executive’s Company contributions become fully vested on, among other events, (i) the date of the executive’s termination by the Company for any reason other than cause or (ii) the date a change in control occurs. A “change in control” has a substantially similar meaning under the Company’s ERSP as it does under the Company’s change in control agreements, except that a participant in the Company’s ERSP is excluded from accelerated vesting if the participant is part of a purchasing group that consummates a transaction that qualifies as a change of control under the ERSP. Messrs. Geveden, Fitzgerald, LeMasters, McCoy and Duffy were each 100% vested in Company matching service-based contributions as of December 31, 2025.
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COMPENSATION OF EXECUTIVE OFFICERS
Restricted Stock Units, Performance RSUs and Options. The terms of the restricted stock unit, performance RSU and stock option award agreements provide for accelerated vesting in certain circumstances as described below. All unvested restricted stock units, performance RSUs and stock options become vested in the event a Named Executive’s employment terminates by reason of his death, disability or a change in control. In these circumstances, performance RSUs vest at target level. Under the Company’s Incentive Plans, a “change in control” occurs under the same circumstances described above with respect to the Company’s change-in-control agreements. In the event of an involuntary termination without cause, restricted stock units and stock options are forfeited, unless the termination is on or after the first anniversary of the grant date and the participant has met the retirement provisions for the applicable award, in which case all restricted stock units and stock options are retained and continue to vest. Additionally, in the event of an involuntary termination without cause, performance RSUs are forfeited unless the termination is on or after the first anniversary of the grant date, in which case a prorated amount of shares are retained and continue to vest based on the portion of days employed in the performance period. In the case of a voluntary termination, restricted stock units, performance RSUs and stock options are all forfeited, except in the event the termination is on or after the first anniversary of the grant date and the Name Executive has met the retirement provisions for the applicable award, in which case all restricted stock units and stock options are retained and continue to vest, and a prorated amount of performance RSUs are retained and continue to vest based on the portion of days employed in the performance period. The award agreements for these awards define retirement for Named Executives as a termination of employment not for cause after attaining 60 years of age and 5 years of service. For purposes of performance RSUs, the number of performance RSUs that will vest at the end of the three-year vesting term are determined by multiplying (i) the total number of performance RSUs that would have vested based on actual performance had the applicable Named Executive been employed at the end of the vest term by (ii) the portion of days employed during the performance period. Mr. Geveden has met retirement provisions for all awards in which the first anniversary of grant date has passed as of December 31, 2025.

CEO PAY RATIO
We are providing the following information about the relationship of the median of the annual total compensation of our employees, other than our chief executive officer, and the annual total compensation of Mr. Rex D. Geveden, our President and Chief Executive Officer (our “CEO”), as required by the SEC. For 2025, we determined that the annual total compensation of our median employee was $104,267 and the annual total compensation of our CEO, as reported in the Summary Compensation Table of this Proxy Statement, was $15,742,833. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual compensation of all employees in 2025 was 151 to 1.
The pay ratio provided is a reasonable estimate as of December 31, 2025 calculated in a manner consistent with Item 402(u) of Regulation S-K. The data used to calculate the pay ratio are specific to our Company and our employee population. As a result, our pay ratio may not be comparable to the pay ratios of other companies. We had approximately 10,400 employees globally as of December 31, 2025. To identify the median employee from our employee population, we compared the amount of salary, wages, non-cash earnings, and employer thrift and 401(k) contributions of our employees as reflected in our payroll records. We combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual compensation for the median employee of $104,267. We used the annual total compensation of our CEO as reported in the “Total” column of our Summary Compensation Table of this proxy statement.

62 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our Named Executives ("NEOs"), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021, 2022, 2023, 2024 and 2025 calendar years. Note that compensation for our NEOs other than our chief executive officer (“CEO”) is reported as an average.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income	Adjusted EBITDA(7)
2025	$15,742,833	$37,801,072	$1,892,655	$3,905,251	$304.82	$220.22	$332,748,000	$574,300,000
2024	8,242,096	15,630,369	2,187,863	3,290,470	194.94	150.03	282,298,000	498,700,000
2023	6,673,090	11,709,806	1,772,043	2,368,608	133.04	121.41	246,321,000	471,888,000
2022	5,716,692	8,897,926	1,492,560	1,346,116	99.38	97.85	238,620,000	439,412,000
2021	5,124,046	3,459,395	1,465,707	1,199,585	80.60	102.72	306,288,000	418,077,000

(1) The CEO for each year is Rex D. Geveden.
(2) A reconciliation of CEO compensation from the Summary Compensation Table ("SCT") to the Pay Versus Performance ("PVP") table can be found below.
(3) The Non-CEO NEOs for each year are as follows:
•For 2025, Michael T. Fitzgerald, Gonzalo R. Cajade, Joseph K. Miller, Omar F. Meguid, Robb A. LeMasters, Kevin M. McCoy and Robert L. Duffy
•For 2024, Robb A. LeMasters, Kevin M. McCoy and Robert L. Duffy
•For 2023, Robb A. LeMasters, Kevin M. McCoy, Omar F. Meguid and Robert L. Duffy
•For 2022, Robb A. LeMasters, Kevin M. McCoy, Thomas E. McCabe and Robert L. Duffy

(4) A reconciliation of the average non-CEO NEO compensation to the SCT Table to the PVP Table can be found below.
(5) The TSR values disclosed represent the measurement period value of an investment of $100 in our units as of December 31, 2021, and then valued again on each of December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025.
(6) The TSR values disclosed represent the measurement period value of an investment of $100 in our peer group's units as of December 31, 2021, and then valued again on each of December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025. For purposes of the PVP Table, our peer group is the S&P 500 A&D Select Index, which conforms to our disclosures as required by Item 201(e) of Regulation S-K.
(7) The Company believes that adjusted EBITDA most closely aligns pay and performance. This measure demonstrates the profitability of the organization on a like-for-like, year-over-year basis, removing non-recurring, irregular and one-time items that may distort the Company's actual performance during any given period of time. Please refer to Appendix A, "Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results," for a reconciliation of adjusted EBITDA.

2026 PROXY STATEMENT 63

PAY VERSUS PERFORMANCE

Reconciliation of CEO SCT to PVP Compensation
Year	SCT Total Compensation	Deductions from SCT Total(1)	Additions to SCT Total(2)	Compensation Actually Paid to CEO	Fiscal Year End Stock Price
2025	$15,742,833	($12,070,171)	$34,128,410	$37,801,072	$172.84
2024	8,242,096	(5,178,813)	12,567,086	15,630,369	111.39
2023	6,673,090	(4,349,659)	9,386,376	11,709,806	76.73
2022	5,716,692	(3,576,173)	6,757,407	8,897,926	58.08
2021	5,124,046	(3,499,932)	1,835,281	3,459,395	47.88

Reconciliation of Average Non-CEO NEOs SCT to PVP Compensation
Year	SCT Total Compensation	Deductions from SCT Total(1)	Additions to SCT Total(2)	Compensation Actually Paid to Non-CEO NEOs	Fiscal Year End Stock Price
2025	$1,892,655	($959,804)	$2,972,400	$3,905,251	$172.84
2024	2,187,863	(1,001,506)	2,104,112	3,290,470	111.39
2023	1,772,043	(838,282)	1,434,847	2,368,608	76.73
2022	1,492,560	(721,463)	575,019	1,346,116	58.08
2021	1,465,707	(661,603)	395,481	1,199,585	47.88

(1) This column reflects the aggregate grant date fair value of equity-based awards granted each year as reported in the Stock Awards column of the SCT for the applicable year, calculated in accordance with FASB ASC Topic 718.
(2) This column reflects the value of equity-based awards calculated in accordance with Item 402(v) of Regulation S-K as required pursuant to SEC rules.

CEO CAP Reconciliation
Year	Year-End Value of Current Year Awards Outstanding as of Fiscal Year End	Change in Value as of Year End for Prior Year Awards Outstanding as of Year End	Changes in Value as of Vesting Date for Prior Year Awards that Vested during the Year	Value as of the Vesting Date for any Dividend Equivalents that Vested During Year	Value as of Year End for Prior Year Awards Forfeited During the Year	Value of Equity for CAP Purposes
	(a)	(b)	(c)	(d)	(e)	(a)+(b)+(c)+(d)+(e)
2025	$27,529,494	$7,387,846	($788,930)	$238,298	$—	$34,366,708
2024	$6,283,231	$5,136,639	$1,147,217	$130,556	$—	$12,697,642
2023	5,798,932	2,218,116	1,369,328	168,618	—	9,554,994
2022	4,908,035	917,174	932,198	139,368	—	6,896,775
2021	2,824,010	(1,085,099)	96,370	88,537	—	1,923,818

Average Non-CEO NEOs Reconciliation
Year	Year-End Value of Current Year Awards Outstanding as of Fiscal Year End	Change in Value as of Year End for Prior Year Awards Outstanding as of Year End	Changes in Value as of Vesting Date for Prior Year Awards that Vested during the Year	Value as of the Vesting Date for any Dividend Equivalents that Vested During Year	Value as of Year End for Prior Year Awards Forfeited During the Year	Value of Equity for CAP Purposes
	(a)	(b)	(c)	(d)	(e)	(a)+(b)+(c)+(d)+(e)
2025	$1,549,969	$1,405,019	$17,413	$16,506	$—	$2,988,905
2024	$1,201,527	$796,363	$106,222	$9,638	$—	$2,113,750
2023	1,119,590	249,260	65,998	5,942	—	1,440,790
2022	696,344	26,329	49,995	7,621	(197,648)	582,641
2021	533,128	(147,992)	10,345	10,354	—	405,834

The Company considers the financial performance measures in the table below to most closely link pay to performance:

Financial Measures
•Operating Income
•Free Cash Flow
•EBITDA
•ROIC
•Total Shareholder Return

64 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
Relationship between Pay and Performance
The following graphs shows the relationship of “compensation actually paid” ("CAP") to our CEO and the average CAP to our Non-CEO NEOs in 2021, 2022, 2023, 2024 and 2025 relative to (i) BWXT TSR and the S&P 500 A&D Index TSR ("Peer Group TSR"), (ii) our adjusted EBITDA and (iii) our net income. A reconciliation of adjusted EBITDA to net income is included in Appendix A.

CEO and Non-CEO NEOs CAP vs. TSR
CAP ($M)
TSR
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$37.80
$304.82
$220.22
$194.94
$133.04
$15.63
$150.03
$11.71
$102.72
$99.38
$97.85
$121.41
$80.60
$8.90
$3.46
$1.20
$1.35
$2.37
$3.29
$3.91
2021
2022
2023
2024
2025
CEO CAP
Non-CEO NEOs CAP
BWXT TSR
Peer TSR

CEO and Non-CEO NEOs CAP vs. Adj. EBITDA
CAP ($M)
Adj. EBITDA ($M)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$418.08
$439.41
$471.89
$498.70
$574.30
$3.46
$1.20
$8.90
$1.35
$11.71
$2.37
$15.63
$3.29
$37.80
$3.91
2021
2022
2023
2024
2025
CEO CAP
Non-CEO NEOs CAP
Adj. EBITDA

2026 PROXY STATEMENT 65

PAY VERSUS PERFORMANCE

CEO and Non-CEO NEOs CAP vs. Net Income
CAP ($M)
Net Income ($M)
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
$306.29
$238.62
$246.32
$282.30
$332.75
$3.46
$1.20
$8.90
$1.35
$11.71
$2.37
$15.63
$3.29
$37.80
$3.91
2021
2022
2023
2024
2025
CEO CAP
Non-CEO NEOs CAP
Net Income

66 2026 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	428,027	$94.40	2,488,351
Equity compensation plans not approved by security holders	—	$—	—
Total	428,027	$94.40	2,488,351

2026 PROXY STATEMENT 67

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of our common stock beneficially owned as of March 6, 2026 (unless noted otherwise) by each director or nominee as a director, each Named Executive and other executive officers and all our directors and executive officers as a group, including shares that those persons have the right to acquire within 60 days on the vesting of restricted stock units or the exercise of stock options.

Name	Shares Beneficially Owned	Shares Deferred(1)
Jan A. Bertsch(2)	23,531	14,465
Gerhard F. Burbach(3)	11,254	1,472
Gonzalo R. Cajade(4)	170	—
Robert L. Duffy(5)	17,060	11,728
Rex D. Geveden(6)	300,823	—
Michael T. Fitzgerald(7)	10,919	—
Daniel L. Jablonsky	—	123
James M. Jaska(8)	13,309	8,853
Kenneth J. Krieg(9)	20,873	1,615
Robb A. LeMasters(10)	8,482	1,104
Kevin M. McCoy(11)	501	—
Omar F. Meguid(12)	16,008	—
Leland D. Melvin(13)	6,960	6,832
Joseph K. Miller(14)	8,529	—
Barbara A. Niland	21,096	—
Nicole W. Piasecki(15)	229	3,546
John M. Richardson(16)	7,596	3,396
All directors and executive officers as a group (20 persons)	499,840	53,134
(1)Amounts reported in the “Shares Deferred” column represent shares of common stock underlying vested restricted stock units, as well as accrued dividend equivalents paid in shares on deferred restricted stock units, that our directors and officers have elected to defer under our Incentive Plans, but which are not considered beneficially owned under applicable Securities and Exchange Commission rules. See “Director Compensation – Stock Awards” and “Deferred Stock Under Long-Term Incentive Plans” under the “Non-Qualified Deferred Compensation” table for additional information on the deferral of stock awards by directors and "Deferred Stock Under our Long-Term Incentive Plans" under "Compensation of Executive Officers for additional information on the deferral of stock awards by officers.
(2)Shares beneficially owned by Ms. Bertsch include shares of common stock directly held and 11,403 vested restricted stock units granted and accrued dividend equivalents paid in shares that she elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon her termination of service on the Board.
(3)Shares beneficially owned by Mr. Burbach include shares of common stock directly held and 11,254 vested restricted stock units granted and accrued dividend equivalents paid in shares that he elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon his termination of service on the Board.
(4)Shares beneficially owned by Mr. Cajade include shares of common stock directly held.
(5)Shares beneficially owned by Mr. Duffy include shares of common stock directly held and 13,854 shares of common stock underlying vested options.
(6)Shares beneficially owned by Mr. Geveden include shares of common stock directly held and 88,332 shares of common stock underlying vested options.
(7)Shares beneficially owned by Mr. Fitzgerald include shares of common stock directly held and 5,243 shares of common stock underlying vested options.
(8)Shares beneficially owned by Mr. Jaska include shares of common stock directly held and 6,843 vested restricted stock units granted and accrued dividend equivalents paid in shares that he elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon his termination of service on the Board.
(9)Shares beneficially owned by Mr. Krieg represent shares of common stock directly held and 19,408 vested restricted stock units and accrued dividend equivalents paid in shares that he has elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon his termination of service on the Board.
(10)Shares beneficially owned by Mr. LeMasters include shares of common stock directly held.
(11)Shares beneficially owned by Mr. McCoy include shares of common stock directly held.
(12)Shares beneficially owned by Mr. Meguid include shares of common stock directly held and 7,717 shares of common stock underlying vested options.
(13)Shares beneficially owned by Mr. Melvin include shares of common stock directly held and 1,381 vested restricted stock units granted and accrued dividend equivalents paid in shares that he elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon his termination of service on the Board.
(14)Shares beneficially owned by Mr. Miller include shares of common stock directly held and 3,418 shares of common stock underlying vested options.
(15)Shares beneficially owned by Ms. Piasecki represent vested restricted stock units and accrued dividend equivalents paid in shares that she has elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because she will acquire her respective shares immediately upon her termination of service on the Board.
(16)Shares beneficially owned by Adm. Richardson include shares of common stock directly held and 5,402 vested restricted stock units
68 2026 PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
granted and accrued dividend equivalents paid in shares that he elected to defer under our Incentive Plans and which are considered beneficially owned under applicable SEC rules because they will be acquired immediately upon his termination of service on the Board.

Shares beneficially owned by each of our directors and executive officers individually in each case constituted less than one percent of the outstanding shares of common stock on March 6, 2026, as determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. The aggregate shares beneficially owned by all of our directors and executive officers as a group constituted less than one percent of the outstanding shares of common stock measured as of the same date and on the same basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known by us to beneficially own 5% or more of our outstanding shares of common stock, which is our only class of voting stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	9,453,104	10.3%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19335	9,211,924	10.1%
(1)    Percent is based on outstanding shares of our common stock on March 6, 2026.
(2)    As reported on Schedule 13G/A filed with the SEC on January 24, 2024, BlackRock, Inc. ("BlackRock") has beneficial ownership of 9,453,104 shares of our common stock. According to the Schedule 13G/A, BlackRock has sole voting power with respect to 9,181,558 shares of our common stock and sole dispositive power with respect to 9,453,104 shares of our common stock.
(3)    As reported on Schedule 13G/A filed with the SEC on January 8, 2025, The Vanguard Group has beneficial ownership of 9,211,924 shares of our common stock. According to the Schedule 13G/A, The Vanguard Group has shared voting power with respect to 35,119 shares of our common stock, sole dispositive power with respect to 9,080,380 shares of our common stock and shared dispositive power with respect to 131,544 shares of our common stock.

2026 PROXY STATEMENT 69

AUDIT AND FINANCE COMMITTEE REPORT
AUDIT AND FINANCE COMMITTEE REPORT
The following report of the Audit and Finance Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that BWXT specifically incorporates it by reference into such filing.
As described more fully in its charter, the purpose of the Audit and Finance Committee is to assist the Board in its oversight of BWXT’s financial reporting process, internal control system and audit functions. The Audit and Finance Committee also provides oversight of (i) BWXT’s compliance with legal and regulatory financial requirements; (ii) BWXT’s guidelines, policies and processes to assess and manage the Company’s exposure to risks in general, including financial risks; (iii) BWXT’s financial strategies and capital structure; and (iv) BWXT’s ethics and compliance program. The Committee’s principal responsibility is one of oversight. BWXT’s management is responsible for the preparation, presentation and integrity of its financial statements. Deloitte & Touche LLP (“Deloitte”), BWXT’s independent registered public accounting firm, is responsible for auditing and reviewing those financial statements. Deloitte reports directly to the Audit and Finance Committee, which is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.
The Audit and Finance Committee discussed with Deloitte the scope and plan for its audit and approved the terms of Deloitte’s engagement letter for the 2025 audit. In addition, the Audit and Finance Committee reviewed and approved the internal audit plan for 2025. The Audit and Finance Committee met and discussed with management, internal audit and Deloitte each quarter during the year, among other things:
•the clarity and completeness of the presentation of the Company’s financial statements, its financial position and performance for the reporting period;
•the assessment of the Company’s internal control over financial reporting;
•critical accounting policies, including key accounting decisions and judgments, critical accounting estimates and underlying assumptions, significant changes in the selection or application of accounting principles, alternative accounting treatments, and critical audit matter disclosure;
•the effect of regulatory and accounting initiatives on the Company’s financial statements;
•unadjusted audit differences noted or proposed by Deloitte during its audit; and
•any material written communications between management and Deloitte.
In this context, the Audit and Finance Committee reviewed and discussed BWXT’s audited consolidated financial statements for the year ended December 31, 2025 with BWXT’s management and Deloitte. This review included discussions with Deloitte regarding those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Committee received from Deloitte the written disclosures and letter required by the applicable PCAOB standards and rules concerning Deloitte’s independence and discussed with Deloitte their independence from BWXT and management. The Committee also considered whether the provision of non-audit services to BWXT is compatible with Deloitte’s independence.
The Audit and Finance Committee reviewed and discussed with management its assessment and report on the effectiveness of BWXT’s internal control over financial reporting as of December 31, 2025, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in “Internal Control - Integrated Framework” (2013 framework). We have also reviewed and discussed with Deloitte its review and report on BWXT’s internal control over financial reporting.
Based on these reviews and discussions and the reports of Deloitte, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in BWXT’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT AND FINANCE COMMITTEE
Barbara A. Niland, Chair
Gerhard F. Burbach
Daniel L. Jablonsky
James M. Jaska
John M. Richardson
70 2026 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2026
Our Board of Directors has ratified the decision of the Audit and Finance Committee to appoint Deloitte to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2026. Although stockholder approval of this appointment is not required, we intend to seek stockholder approval of our registered public accounting firm annually. No determination has been made as to what action the Audit and Finance Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit and Finance Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit and Finance Committee concludes such a change would be in our best interests. We expect that representatives of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions.
Audit Fees
For the years ended December 31, 2025 and 2024, we paid Deloitte fees, including expenses and taxes, totaling $4,016,495 and $3,339,919, respectively, which are categorized below.

	2025	2024
Audit	$3,818,300	$3,174,824
The Audit fees for the years ended December 31, 2025 and 2024 were for professional services rendered for the audits of the consolidated financial statements of BWXT, the audit of BWXT’s internal control over financial reporting, reviews of the quarterly combined and consolidated financial statements of BWXT and assistance with review of documents filed with the SEC.
Audit-related	194,900	46,800
There were Audit-Related fees for the years ended December 31, 2025 and 2024 for compliance audits for one of the Company's subsidiaries and for the year ended December 31, 2025 related to the Company's convertible debt offering.
Tax	—	115,000
The Tax fees for the years ended December 31, 2025 and 2024 were for professional services rendered for consultations on various U.S. federal and state tax compliance assistance.
All Other	3,295	3,295
The fees for all other services for the years ended December 31, 2025 and 2024 were for an online research tool subscription service.
Total	$4,016,495	$3,339,919
It is the policy of our Audit and Finance Committee to pre-approve all audit engagement fees, terms and services and permissible non-audit services to be performed by our independent registered public accounting firm.
The independent registered public accounting firm and the Vice President, Finance and Chief Accounting Officer annually present to the Audit and Finance Committee the anticipated services to be performed by the firm during the year. The Audit and Finance Committee reviews and, as it deems appropriate, pre-approves those services. The separate Audit, Audit-Related, Tax and All Other services and estimated fees are presented to the Audit and Finance Committee for consideration. The Audit and Finance Committee reviews on at least a quarterly basis the proposed services and fees for additional services that have occurred and are outside the scope of the services and fees initially pre-approved by the Audit and Finance Committee. In order to respond to time-sensitive requests for services that may arise between regularly scheduled meetings, the Audit and Finance Committee has pre-approved specific audit, audit-related, tax and other services and individual and aggregate fees for such services. The Audit and Finance Committee did not approve any audit, audit-related, tax or other services pursuant to the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act.

✓ FOR	BOARD RECOMMENDATION AND VOTE REQUIRED
Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. The proxy holders will vote all proxies received "FOR" approval of this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. Because abstentions will not be considered cast on this matter, they will not have any effect on the proposal.

2026 PROXY STATEMENT 71

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Pursuant to our Code of Business Conduct, all employees (including our Named Executives) who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that competes with us, supplies goods or services to us, or is our customer, are required to disclose to us and receive written approval from our Corporate Ethics and Compliance department prior to transacting such business. Our employees are expected to make reasoned and impartial decisions in the workplace. As a result, approval of the business is denied if we believe that the employee’s interest in such business could influence decisions relative to our business, or have the potential to adversely affect our business or the objective performance of the employee’s work. Our Corporate Ethics and Compliance department implements our Code of Business Conduct and related policies and the Audit and Finance Committee of our Board is responsible for overseeing our Ethics and Compliance Program, including compliance with our Code of Business Conduct. Our Board members are also responsible for complying with our Code of Business Conduct. Additionally, our Governance Committee is responsible for reviewing the professional occupations and associations of our Board members. Our Audit and Finance Committee also reviews transactions between us and other companies with which our Board members are affiliated. For information on how to obtain a copy of our Code of Business Conduct, please see the “Corporate Governance” section above in this proxy statement. During 2025, there were no transactions in which (i) a related person had a direct or indirect material interest, (ii) the amount involved exceeded $120,000, and (iii) the Company was a participant.
We have entered into an indemnification agreement with each of our directors and executive officers. Under the terms of each indemnification agreement, we agree to indemnify the indemnified person, to the fullest extent permitted by Delaware law, from claims and losses arising from their service to the Company (other than certain claims brought by the indemnified party against us or any of our officers and directors). The agreement also provides each indemnified person with expense advancement to the extent the expenses arise from, or might reasonably be expected to arise from, an indemnifiable claim and contains additional terms meant to facilitate a determination of the indemnified person’s entitlement to such benefits.

72 2026 PROXY STATEMENT

STOCKHOLDERS' PROPOSALS
STOCKHOLDERS’ PROPOSALS
Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders must send notice of the proposal to our Corporate Secretary at our principal executive office no later than November 18, 2026. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

In addition, any stockholder who intends to submit a proposal for consideration at our 2027 Annual Meeting, but not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our Bylaws, such notice must (i) be received at our principal executive offices no earlier than close of business on December 31, 2026 or later than January 30, 2027 and (ii) satisfy specified requirements set forth in our Bylaws. A copy of the pertinent bylaw provisions can be found on our website at www.bwxt.com at “Investors — Governance — Governance Documents.”

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company's director nominees in compliance with the universal proxy rules under the Exchange Act must provide notice that sets forth the information required in Rule 14a-19 under the Exchange Act no later than March 1, 2027.

By Order of the Board of Directors,

Toby W. Smith
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: March 18, 2026

2026 PROXY STATEMENT 73

APPENDIX A

APPENDIX A

RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)
(In millions, except per share amounts)

Year Ended December 31, 2025
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition Related Amortization	Non-GAAP

Operating Income	$404.5	$—	$29.6	$31.0	$10.6	$475.7
Interest Income (Expense), net	(40.3)	—	—	—	—	(40.3)
Other - net	34.0	(7.3)	1.5	—	—	28.2
Income before Provision for Income Taxes	398.1	(7.3)	31.1	31.0	10.6	463.6
Provision for Income Taxes	(68.3)	1.8	(18.2)	(7.5)	(2.6)	(94.7)
Net Income	329.9	(5.4)	12.9	23.5	8.0	368.9
Net Income Attributable to Noncontrolling Interest	(0.9)	—	—	—	—	(0.9)
Net Income Attributable to BWXT	$328.9	$(5.4)	$12.9	$23.5	$8.0	368,0
Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$3.58	$(0.06)	$0.14	$0.26	$0.09	$4.01

Year Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$380.6	$—	$21.2	$7.4	$3.6	$412.8
Interest Income (Expense), net	(36.9)	—	—	—	—	(36.9)
Other - net	5.0	10.9	—	—	—	15.9
Income before Provision for Income Taxes	348.7	10.9	21.2	7.4	3.6	391.8
Provision for Income Taxes	(66.4)	(2.4)	(13.8)	(1.7)	(0.9)	(85.1)
Net Income	282.3	8.4	7.4	5.8	2.7	306.6
Net Income Attributable to Noncontrolling Interest	(0.4)	—	—	—	—	(0.4)
Net Income Attributable to BWXT	$281.9	$8.4	$7.4	$5.8	$2.7	306.3
Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$3.07	$0.09	$0.08	$0.06	$0.03	$3.33

Year Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Operating Income	$383.1	$—	$9.6	$0.7	—	$393.3
Other Income (Expense)	(61.7)	30.8	—	—	—	(30.9)
Income before Provision for Income Taxes	321.4	30.8	9.6	0.7	—	362.4
Provision for Income Taxes	(75.1)	(7.1)	(1.7)	(0.2)	—	(84.1)
Net Income	246.3	23.7	7.8	0.5	—	278.4
Net Income Attributable to Noncontrolling Interest	(0.5)	—	—	—	—	(0.5)
Net Income Attributable to BWXT	$245.8	$23.7	$7.8	$0.5	—	277.9
Diluted Shares Outstanding	91.9					91.9
Diluted Earnings per Common Share	$2.68	$0.26	$0.09	$0.01	—	$3.02

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT’s ongoing operations.
2026 PROXY STATEMENT A-1

APPENDIX A
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)
(In millions, except per share amounts)

Year Ended December 31, 2025
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$329.9	$(5.4)	$12.9	$23.5	$8.0	$368.9
Provision for Income Taxes	68.3	(1.8)	18.2	7.5	2.6	94.7
Other – net	(34.0)	7.3	(1.5)	—	—	(28.2)
Interest Expense	44.2	—	—	—	—	44.2
Interest Income	(3.9)	—	—	—	—	(3.9)
Depreciation & Amortization	109.2	—	—	—	(10.6)	98.6
Adjusted EBITDA	$513.6	$—	$29.6	$31.0	$—	$574.3

Year Ended December 31, 2024
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring & Transformation Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$282.3	$8.4	$7.4	$5.8	$2.7	$306.6
Provision for Income Taxes	66.4	2.4	13.8	1.7	0.9	85.1
Other – net	(5.0)	(10.9)	—	—	—	(15.9)
Interest Expense	39.5	—	—	—	—	39.5
Interest Income	(2.6)	—	—	—	—	(2.6)
Depreciation & Amortization	85.9	—	—	—	—	85.9
Adjusted EBITDA	$466.5	$—	$21.2	$7.4	$3.6	$498.7

Year Ended December 31, 2023
	GAAP	Pension & OPEB MTM (Gain) / Loss	Restructuring Costs	Acquisition-related Costs	Loss on Asset Disposal	Non-GAAP

Net Income	$246.3	$23.7	$7.8	$0.5	—	$278.4
Provision for Income Taxes	75.1	7.1	1.7	0.2	—	84.1
Other – net	17.0	(30.8)	—	—	—	(13.8)
Interest Expense	47.0	—	—	—	—	47.0
Interest Income	(2.4)	—	—	—	—	(2.4)
Depreciation & Amortization	78.6	—	—	—	—	78.6
Adjusted EBITDA	$461.6	$—	$9.6	$0.7		$471.9

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT’s ongoing operations.
A-2 2026 PROXY STATEMENT

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on April 29, 2026 (April 23, 2026 for participants in BWXT Thrift Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/BWXT2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on April 29, 2026 (April 23, 2026 for participants in BWXT Thrift Plan). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

BWX TECHNOLOGIES, INC.
800 MAIN STREET, 4TH FLOOR
LYNCHBURG, VIRGINIA 24504

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BWX TECHNOLOGIES, INC.
The Board of Directors recommends you vote FOR each director nominee in Proposal 1.
1.	Election of ten director nominees named below to hold office until the Annual Meeting of Stockholders for 2027:	For	Against	Abstain		For	Against	Abstain
	1a. Jan A. Bertsch	❑	❑	❑	1f. Kenneth J. Krieg	❑	❑	❑
	1b. Gerhard F. Burbach	❑	❑	❑	1g. Leland D. Melvin	❑	❑	❑
	1c. Rex D. Geveden	❑	❑	❑	1h. Barbara A. Niland	❑	❑	❑
	1d. Daniel L. Jablonsky	❑	❑	❑	1i. Nicole W. Piasecki	❑	❑	❑
	1e. James M. Jaska	❑	❑	❑	1j. John M. Richardson	❑	❑	❑

The Board of Directors recommends you vote FOR Proposal 2.						For	Against	Abstain
2.	Advisory vote on compensation of our Named Executive Officers.					❑	❑	❑

The Board of Directors recommends you vote FOR Proposal 3.						For	Against	Abstain
3.	Ratification of Appointment of Independent Registered Public Accounting Firm for the year ending December 31, 2026.					❑	❑	❑

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all director nominees and FOR proposals 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

BWX Technologies, Inc.
Annual Meeting of Stockholders
Thursday, April 30, 2026 at 9:30 a.m. Eastern Daylight Time
Via live webcast at www.virtualshareholdermeeting.com/BWXT2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG PERFORATION, DETACH
AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

                                                                     BWX TECHNOLOGIES, INC.
                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                           ANNUAL MEETING OF STOCKHOLDERS
                                                                             Thursday, April 30, 2026
The undersigned stockholder(s) hereby appoint(s) Rex D. Geveden and Toby W. Smith, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BWX Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m. Eastern Daylight Time on April 30, 2026 via live webcast at www.virtualshareholdermeeting.com/BWXT2026, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.
ATTENTION PARTICIPANTS IN BWXT’S THRIFT PLAN: If you held shares of BWX Technologies, Inc. (“BWXT”) common stock through the BWXT Thrift Plan for Employees and Participating Subsidiary and Affiliated Companies (the “Thrift Plan”), this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company (“Vanguard”), Trustee of the Thrift Plan. Your proxy must be received no later than 11:59 p.m. Eastern Daylight Time on April 23, 2026. Any shares of BWXT common stock held in the Thrift Plan that are not voted or for which Vanguard does not receive timely voting instructions, will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions for other participants in the Thrift Plan.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE